      As filed with the Securities and Exchange Commission November 3, 1997


                       1933 Act Registration No. 33-21489
                           1940 Act File No. 811-5545

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]



                           Pre-Effective Amendment No.                     [ ]

                        Post-Effective Amendment No. 44                    [X]

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                               Amendment No. 46                            [X]



                               THE SESSIONS GROUP
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 (800) 752-1823

                              CHARLES H. HIRE, ESQ.
                              Baker & Hostetler LLP
                        65 East State Street, Suite 2100
                              Columbus, Ohio 43215
                     (Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:  Immediately, upon effectiveness.

        It is proposed that this filing will become effective (check appropriate box):

               [ ]  immediately upon filing pursuant to paragraph (b)

               [ ]  on (date) pursuant to paragraph (b)

               [X]  60 days after filing pursuant to paragraph (a)(1)

               [ ]  on (date) pursuant to paragraph (a)(1)

               [ ]  75 days after filing pursuant to paragraph (a)(2)

               [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

               [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities Being Registered:
                Shares of beneficial interest, without par value.

                              CROSS REFERENCE SHEET
                              ---------------------

                        FIRST MARKET MONEY MARKET FUND

                        FIRST MARKET VALUE EQUITY FUND

                        FIRST MARKET FIXED INCOME FUND

              FIRST MARKET TENNESSEE MUNICIPAL OBLIGATIONS FUND

                           FIRST MARKET GROWTH FUND

                                  Five Funds

                                       of

                               The Sessions Group


Form N-1A Part A Item                                         Prospectus Caption
---------------------                                         ------------------

1.       Cover page..................                         Cover Page

2.       Synopsis....................                         Fee Table; Prospectus Summary

3.       Condensed Financial
           Information...............                         Financial Highlights; Performance
                                                              Information

4.       General Description of
           Registrant................                         Investment Objectives and Policies;
                                                              Investment Restrictions; General
                                                              Information - Description of the
                                                              Group and Its Shares

5.       Management of the Fund......                         Management of the Group; General
                                                              Information - Custodian; General
                                                              Information - Transfer Agent


5A.      Management's Discussion
           of Fund Performance.......                         Inapplicable.


6.       Capital Stock and Other
           Securities................                         How to Purchase and Redeem Shares;
                                                              Dividends and Taxes; General Informa-
                                                              tion - Description of the Group and
                                                              Its Shares; General Information -
                                                              Miscellaneous

7.       Purchase of Securities
           Being Offered.............                         Valuation of Shares; How to Purchase
                                                              and Redeem Shares; Management of the
                                                              Group - Distribution Plan

8.       Redemption or Repurchase....                         How to Purchase and Redeem Shares

9.       Pending Legal Proceedings...                         Inapplicable

                                    [logo]

                                     FIRST
                                  MARKET FUNDS

                        ______________________________

                              Money Market Fund

                              Value Equity Fund

                              Fixed Income Fund

                                   Tennessee
                          Municipal Obligations Fund

                                 Growth Fund

                        ______________________________

                                    [logo]

                                NATIONAL BANK
                                 OF COMMERCE

                              Memphis, Tennessee

                              Investment Adviser

                               ________________

                      Prospectus dated January 2, 1998
                              Begins on Page One

                               ________________

                         FIRST MARKET MONEY MARKET FUND
                         FIRST MARKET VALUE EQUITY FUND
                         FIRST MARKET FIXED INCOME FUND
               FIRST MARKET TENNESSEE MUNICIPAL OBLIGATIONS FUND
                            FIRST MARKET GROWTH FUND


3435 Stelzer Road                                          For current yield, purchase, and
Columbus, Ohio 43219                                       redemption information, call
                                                           (800) 874-8376.


     The Sessions Group (the "Group") is an open-end management investment company. The Group includes the First Market Money Market Fund, formerly known as the Riverside Capital Money Market Fund (the "Money Market Fund"), the First Market Value Equity Fund, formerly known as the Riverside Capital Value Equity Fund (the "Value Fund"), the First Market Fixed Income Fund, formerly known as the Riverside Capital Fixed Income Fund (the "Fixed Income Fund") and the First Market Growth Fund, formerly known as the Riverside Capital Growth Fund (the "Growth Fund"), each of which is a diversified investment fund of the Group, and the First Market Tennessee Municipal Obligations Fund, formerly known as the Riverside Capital Tennessee Municipal Obligations Fund (the "Tennessee Fund"), which is a non-diversified investment fund of the Group (the Money Market, Value, Fixed Income, Tennessee, and Growth Funds are hereinafter collectively referred to as the "Funds" and individually as a "Fund"). The Trustees of the Group have divided each Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

     National Bank of Commerce, Memphis, Tennessee (the "Adviser"), which is a wholly owned subsidiary of National Commerce Bancorporation ("NCBC"), acts as the investment adviser to each of the Funds. In addition, with respect to the Value Fund and the Fixed Income Fund, the Adviser has retained Miller Anderson & Sherrerd, LLP ("Miller Anderson") to provide sub-investment advisory services. With respect to the Money Market Fund and the Growth Fund, the Adviser has retained Morgan Stanley Asset Management Inc. ("MSAM") to provide sub-investment advisory services.

     THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, NCBC, MILLER ANDERSON, MSAM OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     IN ADDITION, AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT NET ASSET VALUE WILL NOT VARY.

     Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

                                                        (Continued on next page)
                         ------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION ("COMMISSION") NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
                         ------------------------------


                The date of this Prospectus is January 2, 1998.

(Continued from previous page)

     This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.


     The MONEY MARKET FUND seeks current income with liquidity and stability of principal. The Money Market Fund invests in high-quality money market instruments and other instruments of high quality. All securities or instruments in which the Money Market Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer maturities.

     The VALUE FUND seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common stocks with equity capitalizations usually greater than $300 million. The Value Fund will invest in securities of companies believed by the Adviser to exhibit strong financial characteristics and to be selling below their long-term intrinsic value.

     The FIXED INCOME FUND seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities.

     The TENNESSEE FUND seeks (1) income which is exempt from federal income tax and Tennessee state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital. The Tennessee Fund will invest, under normal market conditions, at least 80% of its net assets in Exempt Securities (as defined below).

     The GROWTH FUND seeks long-term capital appreciation by investing in growth oriented equity securities of medium and large capitalization companies. The Growth Fund will invest in securities of companies believed by its investment adviser to have an attractive outlook for growth in earnings.

     Each of the Value Fund's, the Growth Fund's, the Fixed Income Fund's and the Tennessee Fund's net asset value per share will fluctuate as the value of its portfolio changes in response to changing market prices, market rates of interest and/or other factors.


     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Funds' administrator and distributor. BISYS Fund Services Ohio, Inc., Columbus, Ohio, an affiliate of BISYS, acts as the Funds' transfer agent (the "Transfer Agent"), and BISYS Fund Services, Inc., the general partner of BISYS, performs certain fund accounting services for each of the Funds.

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
Prospectus Summary....................................................................     4
Fee Table.............................................................................     7
Financial Highlights..................................................................     9
Performance Information...............................................................    12
Investment Objectives and Policies....................................................    13
Investment Restrictions...............................................................    29
Valuation of Shares...................................................................    31
How to Purchase and Redeem Shares.....................................................    31
Dividends and Taxes...................................................................    38
Management of the Group...............................................................    41
General Information...................................................................    45


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               PROSPECTUS SUMMARY

Shares Offered...............  Units of beneficial interest ("Shares") of the
                                Money Market Fund, the Value Fund, the Fixed
                                Income Fund, the Tennessee Fund and the Growth Fund, five separate investment funds (collectively, the "Funds") of The Sessions Group, an Ohio business trust (the "Group").

Offering Price...............  The public offering price of the Money Market
                                Fund is equal to the net asset value per share which such Fund will seek to maintain at $1.00 per Share.

                               The public offering price of each of the other
                                Funds is equal to the net asset value per share plus a sales charge ranging from 4.5% to 3% (depending upon the Fund) of the public offering price, reduced on investments of $100,000 or more (See "HOW TO PURCHASE AND REDEEM
                                SHARES -- Sales Charges"). Under certain circumstances, the sales charge may be eliminated (See "HOW TO PURCHASE AND REDEEM SHARES -- Sales Charge Waivers").

Minimum Purchase.............  $1,000 minimum initial investment with $50 minimum subsequent investments. Such minimum initial investment is reduced to $100 for investors using the Auto Invest Plan described herein, such minimum subsequent investment may be waived if purchases are made in connection with an IRA, and both minimums may be waived if purchases are made pursuant to a payroll deduction plan.

Type of Company..............  Each Fund is a series of an open-end, management investment company. The Money Market Fund, the Value Fund, the Fixed Income Fund and the Growth Fund are each a diversified Fund. The Tennessee Fund is a non-diversified Fund.

Investment Objectives........  For the MONEY MARKET FUND, current income with liquidity and stability of principal.

                               For the VALUE FUND, above-average total return
                                over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common stocks with equity capitalizations usually greater than $300 million.

                               For the FIXED INCOME FUND, to achieve
                                above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed income securities and mortgage-backed securities of domestic issuers and other fixed-income securities.

                               For the TENNESSEE FUND, (1) income which is
                                exempt from federal income tax and Tennessee state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital.

                               For the GROWTH FUND, long-term capital
                                appreciation by investing in growth oriented equity securities of medium and large capitalization companies.

Investment Policies..........  The MONEY MARKET FUND invests in high-quality money market instruments, including obligations of the U.S. Government, its agen-cies or instrumentalities, mortgage-backed securities, bank obligations, commercial paper and corporate bonds. All securities or instruments in which the Money Market Fund invests have remaining maturities of 397 days (13 months) or less, although instruments subject to repurchase agreements may bear longer maturities. The Money Market Fund is expected to maintain a net asset value of $1.00 per share. There can bo no assurance, however, that the Money Market Fund will be successful in maintaining a net asset value of $1.00 per share.

                               Generally the VALUE FUND invests at least 65% of
                                its total assets in equity securities deemed to be undervalued relative to the stock market in general as measured by the Standard & Poor's 500 Index, based on the value measures such as price/earnings and price/book ratios, as well as fundamental research.

                               Generally the FIXED INCOME FUND invests at least
                                65% of its total assets in fixed income
                                securities, and up to 50% of its total assets in mortgage-backed securities. The maturity and duration structure of the Fixed Income Fund are actively managed in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of fixed income securities in all market sectors.

                               Under normal market conditions, the TENNESSEE
                                FUND will invest at least 80% of its net assets in municipal securities issued by or on behalf of the State of Tennessee or any county, political subdivision or municipality thereof, including any agency, board, authority or commission of any of the foregoing, and debt obligations issued by the Government of Puerto Rico, which generate interest income which is exempt from federal and Tennessee state income taxes (but may be treated as a preference item of certain Shareholders for purposes of the federal alternative minimum tax).

                               Under normal circumstances, the GROWTH FUND will
                                invest at least 65% of its total assets in common stocks, preferred stocks, convertible securities and rights and warrants to purchase common stocks.

Risk Factors and
  Special Considerations.....  An investment in any of the Funds is subject to certain risks, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES -- Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that any of the Funds will achieve its investment objectives. The Funds, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in one or more of the following practices: the purchase of securities from primarily one state, the use of repurchase agreements and reverse repurchase agreements, the lending of portfolio securities, the purchase of securities on a when-issued or delayed-delivery basis and investing in foreign securities and derivatives, including entering into options, swaps and futures.

Investment Adviser...........  National Bank of Commerce (the "Adviser").

Sub-Investment Advisers......  With respect to the Value Fund and the Fixed
                                Income Fund only, Miller Anderson & Sherrerd, LLP ("Miller Anderson"). With respect to the Money Market Fund and the Growth Fund only, Morgan Stanley Asset Management Inc. ("MSAM"). Miller An-derson and MSAM are hereinafter collectively referred to as the "Sub-Advisers."

Dividends....................  For the Money Market Fund, dividends from net income are declared daily and generally paid monthly. For each of the other Funds, dividends from net income are declared and generally paid monthly. Net realized capital gains are distributed at least annually.

Distributor..................  BISYS Fund Services Limited Partnership d/b/a
                                BISYS Fund Services ("BISYS").

                                   FEE TABLE


                                                               MONEY MARKET    VALUE    FIXED INCOME
                                                                   FUND        FUND         FUND
                                                               ------------    -----    ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)........................          0%       4.50%        3.00%
Maximum Sales Load Imposed on Reinvested Dividends (as a
 percentage of offering price)..............................          0%          0 %          0%
Deferred Sales Load (as a percentage of original purchase
 price or redemption proceeds, as applicable)...............          0%          0 %          0%
Redemption Fees (as a percentage of amount redeemed, if
 applicable)................................................          0%          0 %          0%
Exchange Fee................................................       $  0        $  0         $  0

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management Fees.............................................        .35%       1.00%         .65%
12b-1 Fees After Voluntary Fee Reduction (1)................        .15         .09          .05
Other Expenses After Voluntary Fee Reduction(1)(2)..........        .59         .62          .68
                                                                   ----        ----         ----
Total Fund Operating Expenses After Voluntary Fee
 Reduction..................................................       1.09%       1.71%        1.38%
                                                                   ====        ====         ====

                                                                             TENNESSEE    GROWTH
                                                                               FUND        FUND
                                                                             ---------    ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)......................................      3.00%      4.50%
Maximum Sales Load Imposed on Reinvested Dividends
 (as a percentage of offering price)......................................         0%         0%
Deferred Sales Load (as a percentage of original purchase price or
 redemption proceeds, as applicable)......................................         0%         0%
Redemption Fees (as a percentage of amount redeemed, if applicable).......         0%         0%
Exchange Fee..............................................................     $   0       $  0

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management Fees (3).......................................................       .05%      1.00%
12b-1 Fees After Voluntary Fee Reduction (1)..............................       .15        .08
Other Expenses After Voluntary Fee Reduction(1)(2)........................       .81        .63
                                                                                ----       ----
Total Fund Operating Expenses After Voluntary Fee Reduction...............      1.01%      1.71%
                                                                                ====       ====

Example

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
     Money Market Fund..................................    $ 11       $35       $  60       $133
     Value Fund.........................................    $ 62       $96       $ 134       $238
     Fixed Income Fund..................................    $ 44       $72       $ 103       $191
     Tennessee Fund.....................................    $ 40       $61       $  84       $150
     Growth Fund........................................    $ 62       $96       $ 134       $238

     The purpose of the above table is to assist a potential purchaser of Shares of any of the Funds in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Funds. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses of each Fund. As a result of the payment of sales loads, as applicable, and Rule 12b-1 fees, long-term Shareholders may pay more than the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc. (the "NASD"). The fees for each of the Funds have been restated to reflect current fees. For further information on fees and expenses for the fiscal year ended June 30, 1997, please see the Funds' annual report or the financial information contained in the Funds' Statement of Additional Information. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

------------------------------


(1) BISYS has agreed with the Group to reduce voluntarily the amount of its 12b-1 fees until further written notice to Shareholders to the extent necessary to cause the total of Rule 12b-1 fees and administrative servicing fees not to exceed .32% of each Fund's respective net assets. Absent such voluntary fee reductions, Rule 12b-1 fees and administrative service fees would each be .25% for each of the Funds. Absent such voluntary fee reductions and the voluntary advisory fee reduction described in Note 3 below, Total Fund Operating Expenses would be 1.27% for the Money Market Fund, 1.89% for the Value Fund, 1.58% for the Fixed Income Fund, 1.79% for the Tennessee Fund and 1.89% for the Growth Fund.

(2) "Other Expenses" include administration fees and administrative servicing fees.

(3) The Adviser has agreed with the Group to reduce voluntarily the amount of its investment advisory fee with respect to the Tennessee Fund until further written notice to Shareholders. Absent such voluntary fee reductions, Management Fees for the Tennessee Fund would be .65%.

                              FINANCIAL HIGHLIGHTS


     Each Fund is a separate fund of the Group. The table below sets forth certain information concerning the investment results of each Fund since its inception. Further financial information is included in the Statement of Additional Information. The Financial Highlights contained in the following tables have been audited by KPMG Peat Marwick LLP, independent certified public accountants for the Group, whose most recent report is included in the Statement of Additional Information and which may be obtained by Shareholders.


                                                              THE MONEY MARKET FUND
                -----------------------------------------------------------------------------------------------------------------
                  YEAR         YEAR         YEAR         YEAR         YEAR         YEAR         YEAR         YEAR       JULY 25,
                  ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED       1988 TO
                JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                  1997         1996         1995         1994         1993         1992         1991         1990        1989(a)
                ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net asset
 value,
 Beginning of
 period......    $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
Income from
 investment
 operations:
  Net
   investment
   income....      0.044        0.046        0.044        0.026        0.032        0.051        0.071        0.081        0.077
  Net gains
   or losses
   on
   securities
   (both
   realized
   and
unrealized)..         --           --       (0.004)          --           --        0.003           --           --           --
                 -------      -------      -------      -------      -------      -------      -------      -------      -------
Total from
 investment
 operations..      0.044        0.046        0.040        0.026        0.032        0.054        0.071        0.081        0.077
                 -------      -------      -------      -------      -------      -------      -------      -------      -------
Less
Distributions:
  Dividends
   (from net
   investment
   income)...     (0.044)      (0.046)      (0.044)      (0.026)      (0.032)      (0.051)      (0.071)      (0.081)      (0.077)
Distributions
   (from
   capital
   gains)....         --           --           --           --           --       (0.003)          --           --           --
                 -------      -------      -------      -------      -------      -------      -------      -------      -------
  Total
  Distributions...   (0.044)   (0.046)      (0.044)      (0.026)      (0.032)      (0.054)      (0.071)      (0.081)      (0.077)
                 -------      -------      -------      -------      -------      -------      -------      -------      -------
Capital
Transactions...       --           --        0.004           --           --           --           --           --           --
Net asset
 value,
 End of
 period......    $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000      $ 1.000
                 =======      =======      =======      =======      =======      =======      =======      =======      =======
Total
 Return......       4.44%+       4.75%+       4.44%+       2.65%        3.20%        5.61%        7.29%        8.41%        7.97%(b)
ANNUALIZED
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets,
   End of
   period
   (000
  omitted)...   $140,174     $134,146     $157,904     $128,001     $141,840     $162,361     $165,242     $103,809      $85,441
  Ratio of
   expenses
   to average
   net
   asset.....       1.09%        0.99%        0.97%        0.95%        0.85%        0.66%        0.63%        0.59%        0.83%(c)
  Ratio of
   net
   investment
   income to
   average
   net
   assets....       4.36%        4.65%        4.41%        2.62%        3.17%        5.12%        6.95%        8.09%        8.24%(c)
  Ratio of
   expenses
   to average
   net
   assets*...       1.30%        1.20%        1.18%        1.09%        0.94%        0.91%        0.68%        0.76%        1.05%(c)
  Ratio of
   net
   investment
   income to
   average
   net
   assets*...       4.15%        4.44%        4.20%        2.48%        3.08%        4.87%        6.90%        7.92%        8.02%(c)

---------------
+ The capital contribution had no impact on the total return for the years ended
  June 30, 1995, June 30, 1996, and June 30, 1997.

                                                                         THE VALUE FUND
                               --------------------------------------------------------------------------------------------------
                                                                                                                OCTOBER 31, 1991
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED            TO
                               JUNE 30, 1997   JUNE 30, 1996   JUNE 30, 1995   JUNE 30, 1994   JUNE 30, 1993   JUNE 30, 1992 (a)
                               --------------  --------------  --------------  --------------  --------------  ------------------
Net asset value,
 Beginning of period...........    $  14.54        $12.63          $12.67          $11.57          $11.04            $10.00
Income from investment
 operations:
  Net investment income........        0.09          0.14            0.14            0.07            0.21              0.17
  Net gains or losses on
   securities
   (both realized and
   unrealized).................        3.06          2.40            0.76            1.28            0.96              1.03
                                  --------         ------          ------          ------          ------            ------
  Total from investment
   operations..................        3.15          2.54            0.90            1.35            1.17              1.20
                                  --------         ------          ------          ------          ------            ------
Less Distributions:
  Dividends (from net
   investment income)..........       (0.10)        (0.14)          (0.13)          (0.05)          (0.22)            (0.16)
  Distributions (from capital
   gains)......................       (2.06)        (0.49)          (0.15)          (0.19)          (0.42)               --
  In excess of net realized
   gains.......................          --            --           (0.66)             --              --                --
                                  --------         ------          ------          ------          ------            ------
  Total Distribution...........       (2.16)        (0.63)          (0.94)          (0.25)          (0.64)            (0.16)
                                  --------         ------          ------          ------          ------            ------
Net asset value,
 End of period.................    $  15.53        $14.54          $12.63          $12.67          $11.57            $11.04
                                  ========         ======          ======          ======          ======            ======
Total Return (excludes sales
 charges)......................       23.66%        20.50%           8.03%          11.75%          10.94%            12.04%(b)

ANNUALIZED RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, End of period
   (000 omitted)...............     $79,564       $81,055         $80,264         $79,232         $52,629           $25,461
  Ratio of expenses to average
   net assets..................        1.62%         1.58%           1.58%           1.36%           0.73%             0.67%(c)
  Ratio of net investment
   income to average net
   assets......................        0.61%         1.01%           1.13%           0.52%           1.84%             2.43%(c)
  Ratio of expenses to average
   net assets*.................        1.83%         1.79%           1.79%           1.74%           1.69%             1.95%(c)
  Ratio of net investment
   income to average net
   assets*.....................        0.40%         0.80%           0.92%           0.14%           0.88%             1.15%(c)
  Portfolio turnover...........       11.47%        27.89%          35.64%          62.17%          16.13%            23.07%
  Average commission rate
   paid(d).....................    $ 0.0604       $0.0605              --              --              --                --

                                                                     THE FIXED INCOME FUND
                               --------------------------------------------------------------------------------------------------
                                                                                                                OCTOBER 31, 1991
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED            TO
                               JUNE 30, 1997   JUNE 30, 1996   JUNE 30, 1995   JUNE 30, 1994   JUNE 30, 1993   JUNE 30, 1992 (a)
                               --------------  --------------  --------------  --------------  --------------  ------------------
Net asset value,
 Beginning of period...........     $ 8.77         $ 9.27          $ 9.43          $10.44          $10.26            $10.00
Income from investment
  operations:
  Net investment income........       0.57           0.59            0.58            0.57            0.68              0.42
  Net gains or losses on
   securities (both realized
   and unrealized).............      (1.39)         (0.48)          (0.15)          (0.76)           0.27              0.22
                                  -------          ------          ------          ------          ------            ------
  Total from investment
    operation..................       (.82)          0.11            0.43           (0.19)           0.95              0.64
                                  -------          ------          ------          ------          ------            ------
Less Distributions:
  Dividends (from net
   investment income)..........      (0.56)         (0.58)          (0.58)          (0.57)          (0.69)            (0.38)
  Distributions (from capital
   gains)......................         --             --              --              --           (0.08)               --
  In excess of net realized
   gains.......................         --          (0.03)             --           (0.25)             --                --
  In excess of net investment
   income......................         --             --           (0.01)             --              --                --
                                  -------          ------          ------          ------          ------            ------
  Total Distributions..........      (0.56)         (0.61)          (0.59)          (0.82)          (0.77)            (0.38)
                                  -------          ------          ------          ------          ------            ------
Capital Transactions...........     $ 1.29             --              --              --              --                --
Net asset value,
 End of period.................     $ 8.68         $ 8.77          $ 9.27          $ 9.43          $10.44            $10.26
                                  =======          ======          ======          ======          ======            ======
Total Return (excludes sales
  charges).....................       5.55%+         1.05%           4.82%          (2.20)%          9.64%             6.56%(b)

ANNUALIZED RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of period
   (000 omitted)...............    $18,227                        $28,847         $39,496         $42,309           $35,951
  Ratio of expenses to average
   net assets..................       1.49%          1.48%           1.43%           1.37%           0.74%             0.69%(c)
  Ratio of net investment
   income to average net
   assets......................       6.44%          6.32%           6.33%           5.61%           6.65%             6.51%(c)
  Ratio of expenses to average
   net assets*.................       1.70%          1.69%           1.64%           1.70%           1.42%             1.63%(c)
  Ratio of net investment
   income to average net
   assets*.....................       6.23%          6.11%           6.12%           5.28%           5.97%             5.58%(c)
  Portfolio turnover...........     196.97%        363.84%         223.29%         328.44%         234.71%            40.85%

------------------------------

+ The total return for the year ended June 30, 1997, includes the effect of a capital contribution from the Adviser. Without such capital contribution, the total return would have been (12.33%).

                                                                          THE TENNESSEE FUND
                                      -------------------------------------------------------------------------------------------
                                       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        NOVEMBER 4, 1992
                                      JUNE 30, 1997     JUNE 30, 1996     JUNE 30, 1995     JUNE 30, 1994     TO JUNE 30, 1993(a)
                                      -------------     -------------     -------------     -------------     -------------------
Net asset value, Beginning of
 period............................      $  9.76           $  9.84           $  9.81           $ 10.44              $ 10.00
Income from investment operations:
  Net investment income............         0.53              0.53              0.50              0.48                 0.30
  Net gains or losses on securities
   (both realized and
   unrealized).....................         0.17             (0.08)             0.03             (0.57)                0.43
                                         -------           -------           -------           -------              -------
Total from investment operations...         0.70              0.45              0.53             (0.09)                0.73
                                         -------           -------           -------           -------              -------
Less Distributions:
  Dividends (from net investment
    income)........................        (0.51)            (0.53)            (0.50)            (0.48)               (0.29)
  Distributions (from capital
    gains).........................           --                --                --                --                   --
  In excess of net realized
    gains..........................           --                --                --             (0.06)                  --
                                         -------           -------           -------           -------              -------
Total Distributions................        (0.51)            (0.53)            (0.50)            (0.54)               (0.29)
                                         -------           -------           -------           -------              -------
Net asset value, End of period.....      $  9.95           $  9.76           $  9.84           $  9.81              $ 10.44
                                         =======           =======           =======           =======              =======
Total Return (excludes sales
  charges).........................         7.38%             4.67%             5.61%            (1.00)%               7.39%(b)
ANNUALIZED RATIOS/SUPPLEMENTAL
  DATA:
  Net Assets, end of period (000
   omitted)........................      $18,352           $19,037           $20,827           $19,965              $17,425
  Ratio of expenses to average net
   assets..........................         1.10%             0.98%             1.12%             1.19%                0.82%(c)
  Ratio of net investment income to
   average net assets..............         5.33%             5.40%             5.24%             4.67%                4.76%(c)
  Ratio of expenses to average net
   assets*.........................         1.91%             1.83%             1.98%             1.99%                1.62%(c)
  Ratio of net investment income to
   average net assets*.............         4.52%             4.55%             4.38%             3.87%                3.96%(c)
  Portfolio turnover...............        38.66%            60.76%            62.59%            86.57%               52.52%


                                                                                    THE GROWTH FUND
                                                        ------------------------------------------------------------------------
                                                         YEAR ENDED        YEAR ENDED        YEAR ENDED        APRIL 18, 1994
                                                        JUNE 30, 1997     JUNE 30, 1996     JUNE 30, 1995    TO JUNE 30, 1994(a)
                                                        -------------     -------------     -------------    -------------------
Net asset value, Beginning of Period................       $ 14.01           $ 12.14           $  9.82             $ 10.00
Income from investment operations:
  Net investment income.............................          0.16              0.18              0.16                  --
  Net gains on losses on securities (both realized
   and unrealized)..................................          3.92              2.13              2.30               (0.18)
                                                           -------           -------           -------             -------
Total from investment operations....................          4.08              2.31              2.46               (0.18)
                                                           -------           -------           -------             -------
Less Distributions:
  Dividends (from net investment income)............         (0.16)            (0.18)            (0.14)                 --
  In excess of net investment income................            --             (0.01)               --                  --
  Distributions (from capital gains)................         (0.42)            (0.25)               --                  --
                                                           -------           -------           -------             -------
Total Distributions.................................         (0.58)            (0.44)            (0.14)                 --
                                                           -------           -------           -------             -------
Net asset value, End of period......................       $ 17.51           $ 14.01           $ 12.14             $  9.82
                                                           =======           =======           =======             =======
Total Return (excludes sales charges)...............         29.91%            19.35%            25.27%              (1.80)%(b)
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000 omitted)...........       $37,405           $33,767           $21,485              $6,345
  Ratios of expenses to average net assets..........          1.08%             1.05%             1.24%               2.59% (c)
  Ratio of net investment income to average net
    assets..........................................          1.06%             1.37%             1.64%               0.25% (c)
  Ratio of expenses to average net assets*..........          1.99%             1.97%             2.51%               3.90% (c)
  Ratio of net investment income to average net
    assets*.........................................          0.15%             0.45%             0.37%              (1.07)%(c)
  Portfolio turnover................................         24.07%            31.22%            29.36%               0.00%
  Average commissions rate paid(d)..................       $0.0696           $0.0686                --                  --

------------------------------
    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

    (a) Period from commencement of operations.

    (b) Not annualized.

    (c) Annualized.

    (d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure of these rates was not required until fiscal year 1996.

                            PERFORMANCE INFORMATION

     From time to time performance information for the Funds showing the Funds' average annual total return, yield, taxable equivalent yield, seven-day yield and/or seven-day effective yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since commencement of operations for a Fund and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in such Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Taxable equivalent yield of a Fund demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the yield of that Fund. Each of the Funds may also present its average annual total return yield and taxable equivalent yield, as the case may be, excluding the effect of a sales charge, if any.

     The seven-day yield of the Money Market Fund refers to the income generated by an investment therein over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund may also present a 30-day yield which is calculated similarly but instead refers to a 30-day period rather than a seven-day period. The seven-day effective yield is calculated similarly but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The seven-day effective yield is slightly higher than the seven-day yield because of the compounding effect of this assumed reinvestment.

     In addition, from time to time, the Funds may present their distribution rates in supplemental sales literature and in shareholder reports, both of which must be accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share made by a Fund over a twelve-month period by the maximum offering price per share at the end of that period. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although each Fund may also present a distribution rate excluding the effect of capital gains and/or a sales charge, if any. The distribution rate differs from the yield, because it includes capital gain dividends which are often non-recurring in nature, whereas yield does not include such items.

     Investors may also judge the performance of each Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about these Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

     Yield and total return are generally functions of market conditions, interest rates, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by NCBC or by any of its affiliated or correspondent banks, including the Adviser, to its customer accounts which may have invested in Shares of a Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for a Fund, as discussed below, the yield and total return for that Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.

     Further information about the performance of the Funds is contained in the Funds' Annual Report to Shareholders which may be obtained without charge by contacting the Group at (800) 874-8376.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL


     The investment objective of the Money Market Fund is to seek current income with liquidity and stability of principal. The investment objective of the Value Fund is to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common stocks with equity capitalizations usually greater than $300 million. The investment objective of the Fixed Income Fund is to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities. The investment objectives of the Tennessee Fund are to seek (1) income which is exempt from federal income tax and Tennessee state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital. The investment objective of the Growth Fund is to seek long-term capital appreciation by investing in growth oriented equity securities of medium and large capitalization companies.


     The investment objectives with respect to a Fund are fundamental policies and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of that Fund (as defined below under "GENERAL INFORMATION -- Miscellaneous"). There can be no assurance that the investment objectives of any Fund will be achieved.

THE MONEY MARKET FUND


     As a money market fund, the Money Market Fund invests exclusively in United States dollar-denominated instruments which the Trustees of the Group and MSAM, as sub-investment adviser, determine present minimal credit risks and which at the time of acquisition are rated by one or more appropriate nationally recognized statistical rating organizations ("NRSROs") (e.g., Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's")) in one of the two highest rating categories for short-term debt obligations or, if unrated, are of comparable quality. The Money Market Fund also diversifies its investments so that, with minor exceptions and except for U.S. Government securities, not more than 5% of its total assets is invested in the securities of any one issuer, not more than 5% of its total assets is invested in securities of issuers rated by the NRSRO at the time of investment in the second highest rating category for short-term debt obligations or, if unrated, deemed by MSAM to be of comparable quality ("Second Tier Securities") and not more than the greater of one percent of total assets or one million dollars is invested in the securities of one issuer that are Second Tier Securities. All securities or instruments in which the Money Market Fund invests have remaining maturities of 397 calendar days or less. The dollar-weighted average maturity of the securities in the Money Market Fund will not exceed 90 days.


     Subject to the foregoing general limitations, the Money Market Fund expects to invest in the following types of securities.


     The Money Market Fund may invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, "Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Money Market Fund will invest in the obligations of such agencies or instrumentalities only when MSAM believes that the credit risk with respect thereto is minimal. The Money Market Fund may also invest in taxable obligations of States of the United States or their counties, political subdivisions, municipalities, instrumentalities, agencies or authorities (collectively "State Securities").

     The Government Obligations in which the Money Market Fund may invest include mortgage-backed securities, such as certain GNMA securities. Mortgage-backed securities differ from other fixed income securities in that the principal is paid back by the borrower over the life of the loan rather than returned in a lump sum at maturity. For more information regarding mortgage-backed securities, see "Risk Factors and Investment Techniques" below.

     The Money Market Fund may invest in high quality U.S. dollar-denominationed negotiable certificates of deposit, time deposits, deposit notes and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under federal or state law, (ii) foreign branches of these banks ("Euros") and (iii) U.S. branches of foreign banks of equivalent size ("Yankees"). The Money Market Fund may also invest in U.S. dollar-denominated obligations of the International Bank for Reconstruction and Development ("World Bank"). These obligations are supported by appropriate but unpaid commitments of the World Bank's member countries, and there is no assurance these commitments will be undertaken or met in the future.


     The Money Market Fund may invest in short-term promissory notes issued by corporations (including variable amount master demand notes) and in taxable municipal obligations rated at the time of purchase by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, found by MSAM to be of comparable quality to instruments that are so rated. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating symbols of the NRSROs, see the Appendix to the Fund's Statement of Additional Information. The Money Market Fund may also invest in commercial paper issued by foreign corporations if the issuer is a direct subsidiary of a U.S. corporation, the obligation is U.S. dollar denominated and the obligation is not subject to foreign withholding tax. Under normal market conditions, the Money Market Fund will not invest more than 10% of its total assets in foreign securities.


     The Money Market Fund may also invest in corporate debt securities with remaining maturities of 397 days or less although at the time of issuance such securities had maturities exceeding 397 days. The Money Market Fund may invest in such securities so long as comparable securities of such issuer have been rated in the highest rating category for short-term debt obligations by the appropriate NRSROs or are otherwise deemed to be eligible for purchase by the Money Market Fund in accordance with the guidelines adopted by the Group's Board of Trustees.

     Variable amount master demand notes in which the Money Market Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Money Market Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Money Market Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by NRSROs, such variable amount master demand notes must be determined by MSAM to be of comparable quality to the commercial paper in which the Fund may invest. MSAM will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note shall not exceed seven days.

     The Money Market Fund may also acquire variable and floating rate notes issued by both governmental and nongovernmental issuers, subject to the Money Market Fund's investment objective, policies and restrictions.

THE VALUE FUND


     Under normal market conditions, the Value Fund invests generally at least 65% of its total assets in equity securities, which include common stocks, securities convertible into common stocks (i.e., convertible bonds, convertible preferred stocks, warrants, options and rights), preferred stocks, securities of other investment companies, units of real estate investment trusts ("REITs") and American Depository Receipts ("ADRs"). Such equity securities may also include equity securities of foreign issuers, although the Value Fund currently intends to limit its investments in foreign securities (excluding ADRs) to not more than 5% of total assets at the time of purchase.

     The Value Fund invests in equity securities of companies with equity capitalizations usually greater than $300 million and which are believed by Miller Anderson, as such Fund's sub-investment adviser, to be relatively undervalued as compared to the stock market in general as measured by the Standard & Poor's 500 Index. The determination of whether an equity security is undervalued is based on various measures such as price/earnings ratios and price/book ratios, as well as fundamental research.

     While Miller Anderson follows a policy of having the Value Fund be as fully invested as possible with respect to equity securities, the Value Fund may also invest in Government Obligations, corporate bonds and notes, zero coupon securities, foreign bonds, securities of other investment companies (including Shares of the Money Market Fund), and short-term obligations (with maturities of 12 months or less) such as commercial paper, corporate obligations, bank obligations, certificates of deposit (including Eurodollar certificates of deposit), repurchase agreements, Government Obligations, obligations of foreign sovereignties, and demand and time deposits of domestic and foreign banks and savings and loan associations (collectively, "Short-Term Obligations").

     In addition, in order to pursue its investment objectives, the Value Fund may also use "derivatives." Descriptions of derivatives used by the Value Fund and the other portfolio instruments and techniques in which the Value Fund may invest or engage, and the risks associated therewith, are set forth below under "RISK FACTORS AND INVESTMENT TECHNIQUES" and in the Funds' Statement of Additional Information.

THE FIXED INCOME FUND

     Under normal market conditions, the Fixed Income Fund invests generally at least 65% of its total assets in fixed income securities, which include Government Obligations, corporate bonds and notes, zero coupon securities, variable rate and floating rate securities, mortgage-backed securities, including stripped mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities, loan participations, convertible securities, taxable and non-taxable State Securities, Brady Bonds, preferred stocks, securities of other investment companies (including Shares of the Money Market Fund) and Short-Term Obligations. Such fixed income securities may also include fixed income securities of foreign issuers.

     Miller Anderson, as the Fixed Income Fund's sub-investment adviser, intends to actively manage the maturity and duration of the Fixed Income Fund in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. For more information regarding maturity and duration, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" in the Funds' Statement of Additional Information. Investments are diversified among a wide variety of fixed income securities in all market sectors. The Fixed Income Fund's average weighted maturity will ordinarily be greater than five years.

     In addition to focusing on maturity and duration, Miller Anderson also follows a fixed-income strategy of value investing, whereby Miller Anderson seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the Fixed Income Fund to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

     At least 80% of the fixed income securities in which the Fixed Income Fund invests will be "investment grade securities," meaning that such securities, at the time of purchase, are rated within one of the four highest rating groups assigned by one or more NRSROs or, if unrated, which Miller Anderson deems to be of comparable quality. Securities rated within the fourth highest rating group (e.g., BBB by S&P or Baa by Moody's) represent the lowest of the four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and CMOs, deemed investment grade by Miller Anderson, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Fixed Income Fund) or, in the case of unrated securities, will be sufficiently seasoned that they are considered by Miller Anderson to be investment grade quality. Miller Anderson may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Fixed Income Fund.

     The Fixed Income Fund may also invest up to 20% of its assets in "high yield securities," meaning securities that are rated Ba through C by Moody's or BB through D by S&P, and unrated securities considered to be of equivalent quality by Miller Anderson. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the NRSROs. For more information regarding high yield securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- HIGH YIELD SECURITIES" below.

     In addition, in order to pursue its investment objectives, the Fixed Income Fund may also use "derivatives." Descriptions of derivatives used by the Fixed Income Fund and the other portfolio instruments and techniques in which the Fixed Income Fund may invest or engage, and the risks associated therewith, are set forth below under "RISK FACTORS AND INVESTMENT TECHNIQUES" and in the Funds' Statement of Additional Information.


THE TENNESSEE FUND

     Under normal market conditions, at least 80% of the net assets of the Tennessee Fund will be invested in a portfolio of obligations consisting of bonds, notes, commercial paper and certificates of indebtedness, issued by or on behalf of the State of Tennessee, or any county, political subdivision or municipality thereof (including any agency, board, authority or commission of any of the foregoing), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Tennessee income tax (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) ("Tennessee Exempt Securities") and in debt obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Tennessee state income taxes (but may be treated as a preference item for certain Shareholders for purposes of the federal alternative minimum tax) (together, with Tennessee Exempt Securities, called "Exempt Securities"). In addition, under normal market conditions, at least 65% of the Tennessee Fund's total net assets will be invested in Tennessee Exempt Securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the net assets of the Tennessee Fund will be invested in securities, the interest on which is exempt from federal income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders.

     The two principal classifications of Exempt Securities which may be held by the Tennessee Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Tennessee Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The Tennessee Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     The Tennessee Fund invests in Exempt Securities which are rated at the time of purchase within the three highest rating groups assigned by one or more appropriate NRSROs for bonds, notes, tax-exempt commercial paper, or variable rate demand obligations, as the case may be. The Tennessee Fund may also purchase Exempt Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser. The applicable Exempt Securities ratings are described in the Appendix to the Statement of Additional Information.

     The Tennessee Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Exempt Securities are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

     Under normal market conditions, at least 80% of the net assets of the Tennessee Fund will be invested in Exempt Securities. However, investments of the Tennessee Fund may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of Government Obligations, certificates of deposit and bankers' acceptances of selected banks, securities which are restricted as to disposition, including Rule 144A Securities, and commercial paper meeting the Tennessee Fund's quality standards (as described above) for tax-exempt commercial paper, and such taxable obligations which may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. The Tennessee Fund may also invest up to 10% of its total assets in money market mutual funds for purposes of short-term cash management, including shares of the Money Market Fund, as discussed more fully below under "RISK FACTORS AND INVESTMENT TECHNIQUES -- Other Investment Policies." Under such circumstances and during the period of such investment, the Tennessee Fund may not achieve its stated investment objectives.

     Interest income from certain types of Exempt Securities may be subject to federal alternative minimum tax. The Tennessee Fund will include securities issued by or on behalf of the State of Tennessee, or any county, political subdivision or municipality thereof, which are subject to federal alternative minimum tax in the calculation of compliance with the 80% test described above as a fundamental policy of the Tennessee Fund. Therefore, to the extent the Tennessee Fund invests in these securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tennessee Fund's distributions derived from these bonds. For further information relating to the types of municipal securities the interest on which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information" in the Statement of Additional Information.

     Opinions relating to the validity of Exempt Securities and to the exemption of interest thereon from federal and Tennessee state income taxes are normally rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tennessee Fund nor the Adviser will review the proceedings relating to the issuance of Exempt Securities or the basis for such opinions.

     Exempt Securities purchased by the Tennessee Fund may include rated and unrated variable and floating rate notes the interest on which is tax-exempt. Such notes are more fully described above under "The Money Market Fund." Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities, exceeds 15% of the Fund's net assets only if such notes are subject to a demand feature that will permit the Tennessee Fund to receive payment of the principal within seven days after demand by the Tennessee Fund.

     An increase in interest rates will generally reduce the value of the investments in the Tennessee Fund, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

     The Tennessee Fund may use one or more of the investment techniques described below. Use of such techniques may cause such Fund to earn income which would be taxable to its Shareholders.

THE GROWTH FUND


     Under normal circumstances, the Growth Fund will invest at least 65% of its total assets in equity securities, which include common stocks, securities convertible into common stocks (i.e., convertible bonds, convertible preferred stock, warrants, options and rights), preferred stocks, securities of other investment companies, units of REITs and depository receipts, including ADRs. Such equity securities may also include equity securities of foreign issuers, although the Growth Fund currently intends to limit its investments in foreign securities (including depository receipts) to not more than 25% of total assets at the time of purchase. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.



     The Growth Fund invests in growth-oriented equity securities of medium and large capitalization companies. MSAM, as the Growth Fund's sub-investment adviser, employs a flexible and eclectic investment process in pursuit of the Growth Fund's investment objective. In selecting stocks for the Growth Fund, MSAM concentrates on a universe of rapidly growing, high quality companies and lower, but accelerating, earnings growth situations. MSAM's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Growth Fund is not restricted to investments in specific market sectors. MSAM uses its research capabilities, analytical resources and judgment to assess economic, industry and market trends, as well as individual company developments, to select promising growth investments for the Growth Fund. MSAM concentrates on companies with strong, communicative managements and clearly defined strategies for growth. In addition, MSAM rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to MSAM but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises vis-a-vis consensus expectations. The Growth Fund is free to invest in any equity security that, in MSAM's judgment, provides above average potential for capital appreciation.

     In selecting investments for the Growth Fund, MSAM emphasizes individual security selection. The Growth Fund's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Growth Fund has a long-term investment perspective; however, MSAM may take advantage of short-term opportunities that are consistent with the Growth Fund's objective by selling recently purchased securities which have increased in value.

     The Growth Fund may invest in convertible securities of domestic and, subject to the above restrictions, foreign issuers on occasions when, due to market conditions, it is more advantageous to purchase such securities than to purchase common stock. Since the Growth Fund invests in both common stocks and convertible securities, the risks of investing in the general equity markets may be tempered to a degree by the Growth Fund's investments in convertible securities which are often not as volatile as common stocks.

     While MSAM follows a policy of being as fully invested as possible under normal market conditions with respect to the Growth Fund's permitted investments as described above, the Growth Fund may invest in

Short-Term Obligations. In addition, in order to pursue its investment objective, the Growth Fund may also use "derivatives." Descriptions of derivatives used by the Growth Fund and the other portfolio instruments and techniques in which the Growth Fund may invest or engage, and the risks associated therewith, are set forth below under "RISK FACTORS AND INVESTMENT TECHNIQUES" and in the Funds' Statement of Additional Information.

RISK FACTORS AND INVESTMENT TECHNIQUES

     Like any investment program, an investment in any of the Funds entails certain risks. Equity securities such as those in which the Value Fund and the Growth Fund may invest are more volatile and carry more risk than some other forms of investment including investments in high grade fixed income securities. Therefore, the Value and Growth Funds are each subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods of time.



     Since the Money Market Fund, the Fixed Income Fund and the Tennessee Fund each invest in debt securities, investors in those Funds are exposed to bond market risk, i.e., fluctuations in the market value of debt securities. Debt security prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of debt securities generally fall; conversely, when interest rates fall, debt security prices generally rise although certain types of debt security are subject to the risks of prepayment as described above when interest rates fall. While debt securities normally fluctuate less in price than stocks, there have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in debt security prices and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).



     Depending upon the performance of each Fund's investments, the net asset value per share of a Fund may decrease instead of increase, except with respect to the Money Market Fund, the net asset value of which the Money Market Fund will attempt to maintain at $1.00.


     Derivatives. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. The Adviser and Sub-Advisers will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the particular Fund. The Adviser and Sub-Advisers will not use derivatives to increase portfolio risk above the level that could be achieved in that Fund using only traditional investment securities. In addition, the Adviser and Sub-Advisers will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not a permitted investment for that Fund. Certain of the Funds may enter into over-the-counter derivatives transaction (e.g., swaps, caps, floor, puts, etc.) with counterparties approved by the appropriate Sub-Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with rating below AA. Derivatives include, but are not limited to, CMOs, forwards, futures, and options, stripped mortgage-backed securities, structured investments, structured notes and swaps. See the descriptions below of each of these derivatives and which Funds may hold such instruments.


     Temporary Investments. For temporary defensive purposes, when the Adviser or applicable Sub-Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in dollar and non-dollar denominated Short-Term Obligations and short- and medium-term debt securities that the Adviser or applicable Sub-Adviser believes to be of high quality, or hold cash. The short- and medium-term debt securities which a Fund may invest consist of
(a) obligations of the U.S. or foreign country governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign country banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) commercial paper and other short-term corporate debt obligations of U.S. and foreign country corporations meeting the Fund's credit quality standards; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. To the extent a Fund is so invested during a temporary defensive period, such Fund may not achieve its investment objective. In addition, the Money Market Fund at all times will be invested in U.S. dollar denominated securities.

     Risks of Non-Diversification. Because the Tennessee Fund invests primarily in securities of the State of Tennessee and its political subdivisions, municipalities and public authorities, the Tennessee Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State.

     Historically, the economy of Tennessee has been dominated by manufacturing and agriculture and is sensitive to the effects of recessions. However, since 1969, the retail and wholesale trade and the services industries combined have accounted for more than 65% of the new jobs created in Tennessee, while manufacturing accounted for only 20.7% of total employment by 1996, down from over 34% during the 1960's.

     While both the Tennessee economy and the national economy did experience a downturn during the most recent recession, the downward trend began to reverse itself in the first quarter of 1991. The economic expansion that began in Tennessee at such time is continuing; however, the economy of Tennessee began to slow toward the end of 1996 and into 1997. A number of factors have contributed to the deceleration of Tennessee's economic growth, including a loss of jobs in the manufacturing sector of the economy and slower growth in the trade and services and construction sectors of the economy. The July 1997 unemployment rate for Tennessee was 5.5% compared to 4.8% for the nation as a whole. Tennessee is the 17th most populous state in the nation, with an estimated state-wide population of 5,319,654 as of December 1996 but it has a relatively small state government in terms of tax collections. During 1996 Tennessee ranked 45th in the nation in terms of state tax collections per capita.


     The four largest cities in Tennessee by population are Memphis, Nashville, Knoxville, and Chattanooga, in order from largest to smallest. Moody's has rated long-term bonds for all four cities, with Memphis, Nashville, Knoxville, and Chattanooga receiving ratings of Aa2, Aa, Aa3 and A1, respectively. S&P has rated Memphis, Knoxville, and Chattanooga at AA, AA, and AA-, respectively.



     The Tennessee Fund's classification as "non-diversified" investment companies means that the proportion of that Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). However, the Tennessee Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which requires such Fund generally to invest as of the end of each taxable quarter, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, such Fund is not so restricted. In no event, however, may the Tennessee Fund invest more than 25% of its total assets in the obligations of any one issuer as of the end of each fiscal quarter. Since a relatively high percentage of such Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Tennessee Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.



     Variable and Floating Rate Securities A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. However, in the event the interest rate of such a security is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such security, on readjustment of its interest rate, will not approximate its par value or amortized cost, as the case may be, which with respect to the Money Market Fund, could adversely affect such Fund's ability to maintain a stable net asset value. In such an instance, such Fund's Sub-Adviser will seek to sell such note to the extent it can do so in an orderly fashion given current market conditions.

     A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased a Fund will be determined by such Fund's Adviser or Sub-Adviser, as the case may be, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under such Fund's investment policies. In making such determinations, such Fund's Adviser or Sub-Adviser as the case may be, will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, such Fund may attempt to resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate securities may be secured by bank letters of credit.

     To the extent that a Fund holds a security for which that Fund is not entitled to receive the principal amount within seven days of demand and for which no readily available market exists, such a security will be treated as an illiquid security for purposes of calculation of that Fund's limitation on illiquid securities as set forth below.

     Inverse Floaters. Inverse floating rate obligations in which the Fixed Income Fund may invest, are fixed-income securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations have similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.


     Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash from banks and/or registered broker-dealers which the Adviser or Sub-Adviser, as the case may be, deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The term of these agreements is usually from overnight to one week and never exceeds one year. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which such Fund may invest directly. For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVES AND
POLICIES -- Additional Information on Portfolio Instruments -- Repurchase Agreements" in the Statement of Additional Information.

     Reverse Repurchase Agreements. Each Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with such Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore are a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see

"INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Reverse Repurchase Agreements" in the Statement of Additional Information.

     Except as otherwise disclosed to the Shareholders of the Funds, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Advisers, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

     Real Estate Investment Trusts, The Value Fund and the Growth Fund may each invest in equity REITs. REITs pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may subject a Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code and to maintain its exemption from the 1940 Act. As a shareholder in a REIT, a Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses a Fund bears directly in connection with its own operations.

[/R]
     Illiquid Securities/Restricted Securities. Each Fund may invest up to 15% of its net assets (10% with respect to the Money Market Fund) in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. Such securities include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who assist in the placement of such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser has determined such securities to be liquid because such securities are readily saleable.

     Foreign Investments. Investments in foreign securities (including Euros and Yankees) may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding or other foreign taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal, interest or dividends on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, financial and recordkeeping standards than those applicable to domestic branches of U.S. banks or issuers. There also may be limited publicly available information with respect to foreign issuers. Brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States. Also, it may be more difficult to obtain a judgment in a court outside the United States. A Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Sub-Adviser believes that the risks associated with such instruments are minimal.

     Each of the Value Fund, the Fixed Income Fund and the Growth Fund may acquire equity and fixed-income securities which are denominated in a foreign currency and issued and traded primarily outside of the United States, including: (1) obligations issued or guaranteed by foreign national governments, their agencies,
[/R]
instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Union, the Asian Development Bank and others; (3) non-government foreign corporation securities; and (4) foreign mortgage-backed securities and various other mortgage and asset-backed securities. Such Funds will regularly transact security purchases and sales in foreign currencies. These Funds may hold foreign currencies or purchase or sell currencies on a forward basis.

     American Depository Receipts. ADRs are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored, Unsponsored ADRs may be less liquid than sponsored ADRs, and unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depository Shares.

     Asset-Backed Securities. Asset-backed securities are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Sub-Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

     Brady Bonds. Brady Bonds, in which the Fixed Income Fund may invest, are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Funds' Statement of Additional Information. The Fixed Income Fund will only invest in Brady Bonds consistent with the quality specifications described above.

     Mortgage-Backed Securities. Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the Money Market Fund or the Fixed Income Fund. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various Governmental, Government-related and private organizations. The Money Market Fund and the Fixed Income Fund may invest in securities issued or guaranteed by GNMA, FHLMC, FNMA, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities issued by non-government agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by such a Fund will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the appropriate Sub-Adviser to be of investment grade quality.

     There are two methods of trading mortgage-backed securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis.

     A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including zero coupon treasury bonds), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

     Due to the possibility that prepayments on home mortgages will alter cash flow on mortgage securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgage-backed securities may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the appropriate Sub-Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

     CMOs. Collateralized mortgage obligations are derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity -- the latest date by which the tranche can be completely repaid, assuming no prepayments -- and has an average life -- the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

     Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the appropriate Sub-Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

     Like bonds in general, CMOs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of CMOs held by a Fund may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, CMOs will generally offer higher yields than comparable bonds. However, when interest rates fall, CMOs may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS"), in which the Fixed Income Fund may invest, are derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fixed Income Fund may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to the Fixed Income Fund's limitations on investment in illiquid securities.

     Forwards. Forward foreign currency exchange contracts are derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

     The Value Fund, the Fixed Income Fund and the Growth Fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, such Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or expects to have portfolio exposure. Such Funds may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require that Fund to hold liquid securities or cash equal to that Fund's obligations in a segregated account throughout the duration of the contract.

     The Value Fund, the Fixed Income Fund and the Growth Fund may each also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

     There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with such Fund's obligation under the forward contract. On the date of maturity, a Fund may be exposed to some risk of loss from fluctuations in that currency. Although the appropriate Sub-Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Sub-Adviser will be able to do so. For proxy hedges, cross-hedges, or a synthetic position, there is an additional risk in that those transactions create residual foreign currency exposure. When a Fund enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge, or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

     Futures & Options. Each of the Funds, except the Money Market Fund, may enter into futures contracts, options on futures contracts and options, each of which is considered a derivative. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security or futures contract.

     Such Funds will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. Each such Fund will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the Commission's position on asset coverage.

     The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by that Fund; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a Fund's ability to execute futures and options strategies. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to a Fund due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a Fund may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

     In addition, the Tennessee Fund may acquire "puts" with respect to Exempt Securities held in its portfolio. Under a put, the Tennessee Fund would have the right to sell a specified Exempt Security within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Tennessee Fund will acquire puts solely to either facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. The Tennessee Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tennessee Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

     High Yield Securities. The following are excerpts from the Moody's and S&P's definitions for high yield or speculative-grade debt obligations:

          Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

          S&P: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."

     While these securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events.

Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interests rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.

     The risks posed by securities issued under such circumstances are substantial. If a security held by the Fixed Income Fund is down-graded, the Fixed Income Fund may retain the security.

     Loan Participations. Loan participations, in which the Fixed Income Fund may invest, are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the Fixed Income Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fixed Income Fund to supply additional cash to the borrower on demand.

     Caps, Floors and Collars. The Value Fund, the Fixed Income Fund and the Growth Fund may each invest in caps, floors and collars, which are instruments analogous to options. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

     Structured Notes. Structured notes, in which the Fixed Income Fund may invest, are derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fixed Income Fund to tailor its investments to the specific risks and returns Miller Anderson wishes to accept while avoiding or reducing certain other risks.

     Swaps. Swap contracts are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Each of the Value, Fixed Income and Growth Funds may enter into swap contracts. The payment streams are calculated by reference to a specific index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, such a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which such Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     A Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with that Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Group's Board of Trustees.

     Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Fund's risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Sub-Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of those Funds would be less favorable than it would have been if this investment technique were not used.

     Zero Coupons. Zero coupon obligations are fixed income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

     Other Investment Policies. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities for the purpose of increasing its net investment income. A Fund must receive 100% collateral in the form of cash or liquid securities or a letter of credit. This collateral will be valued daily by the Adviser or the appropriate Sub-Adviser, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by such Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, the Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser or the Sub-Adviser, as the case may be, has determined are creditworthy under guidelines established by the Group's Board of Trustees. A Fund will not enter into securities loans transactions exceeding, in the aggregate, 33 1/3% of the market value of such Fund's total assets.

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objective(s) and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities at least equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

     Each of the Value Fund, the Fixed Income Fund, the Tennessee Fund and the Growth Fund may also invest in the securities of other investment companies, including Shares of the Money Market Fund, in accordance with the limitations of the 1940 Act and any exemptions therefrom. Each such Fund intends to invest in the securities of other investment companies which, in the opinion of the Adviser or the Sub-Adviser, as the case may be, will assist such Fund in achieving its investment objectives and/or in money market mutual funds for purposes of short-term cash management. A Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. In order to avoid the imposition of additional fees as a result of investing in shares of the Money Market Fund, the Adviser, the appropriate Sub-Adviser, the Administrator and their affiliates will reduce their fees charged to a Fund by an amount equal to the fees charged by such service providers based on a percentage of that Fund's assets attributable to such Fund's investment in the Money Market Fund. Additional restrictions on the Funds' investments in the securities of other mutual funds are contained in the Statement of Additional Information.


PORTFOLIO TURNOVER

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. For the Money Market Fund, portfolio turnover rate is expected to be zero percent for regulatory purposes. The portfolio turnover rate for each of the other Funds may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. The Adviser and the Sub-Adviser manage their respective Funds generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover information is set forth above under "FINANCIAL HIGHLIGHTS."

                            INVESTMENT RESTRICTIONS

     Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION -- Miscellaneous" herein).


     Each of the Money Market Fund, the Value Fund, the Fixed Income Fund and the Growth Fund will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of the outstanding voting securities of such issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such 5% limitation. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Purchase any securities which would cause more than 25% of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) with respect to the Money Market Fund only, there is no limitation with respect domestic bank certificates of deposit or bankers' acceptances and repurchase agreement secured by bank instruments; (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (d) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (e) asset-backed securities will be classified according to the underlying assets securing such securities; and (f) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

          3. Borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder. The Money Market Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

          4. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and may enter into repurchase agreements.

     The Tennessee Fund will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such nongovernmental user.

          2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets (taken at current value) to be invested in industrial development revenue bonds which are based, directly or indirectly, on the credit of private issuers in any one industry.

          3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

          4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, and may enter into repurchase agreements.



     The following additional investment restrictions, as to a particular Fund, may be changed by the Group's Board of Trustees without the vote of a majority of the outstanding Shares of such Fund.



          1. The Money Market Fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.



          2. Each of the other Funds will not purchase or otherwise acquire any security, if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


     For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

     In addition to the above investment restrictions, each Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Funds' Statement of Additional Information.

     Irrespective of fundamental investment restriction number 1 above for the Money Market Fund, and pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES -- The Money Market Fund."

                              VALUATION OF SHARES


     The net asset value of the Money Market Fund is determined and its Shares are priced as of 12:00 noon (Eastern time) and the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) on each Business Day. The net asset value of each of the other Funds is determined and their Shares are priced as of the close of regular trading on the Exchange on each Business Day. The time or times at which the Shares of a Fund are priced are hereinafter referred to as the "Valuation Time" or "Valuation Times," as the case may be. A "Business Day" of a Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfolio instruments such that such Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares.


     The net asset value per share for each of the Funds, other than the Money Market Fund, will fluctuate as the value of the investment portfolio of a Fund changes.

     The assets in the Money Market Fund are valued based upon the amortized cost method which the Trustees of the Group believe fairly reflects the market-based net asset value per share. Pursuant to the rules and regulations of the Commission regarding the use of the amortized cost method, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain the Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

     The portfolio securities in each of the other Funds for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities normally are traded. Unlisted securities for which market quotations are readily available are valued at such market values. Other securities, including restricted securities and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser or Sub-Adviser, as the case may be, under procedures established by, and under the supervision of the Group's Board of Trustees. Securities may be valued by an independent pricing service approved by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

     Shares in each Fund are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 874-8376.

PURCHASES OF SHARES

     Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser or its correspondent or affiliated banks (collectively, the "Banks"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the Bank and the Customer are invested by the Distributor in Shares of a particular Fund, depending upon the type of the Customer's account and/or the instructions of the Customer.

     Shares of the Funds sold to the Banks acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. A Bank will exercise voting authority for those Shares for which it is granted authority by the Customer.

     Investors may also purchase Shares of a Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the appropriate Fund, to the First Market Funds, Department L-1406, Columbus, Ohio 43260-1406. Subsequent purchases of Shares of that Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group, to the above address.

     If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Fund's custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at (800) 874-8376 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

     Shares of each Fund are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund.


     An order to purchase Shares of the Money Market Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Money Market Fund's custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Shares of the Money Market Fund which is transmitted by federal funds wire will be available the same day for investment by the Money Market Fund's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Shares. Shares of the Money Market Fund purchased before 12:00 noon, Eastern time, begin earning dividends on the same Business Day. Shares of the Money Market Fund purchased after 12:00 noon, Eastern time, begin earning dividends on the next Business Day. All Shares of the Money Market Fund continue to earn dividends through the day before their redemption.


     In the case of orders for the purchase of Shares of the other Funds placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next day.

MINIMUM INVESTMENT

     Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of a Fund by an investor and $50 for subsequent purchases of Shares of that Fund. The subsequent purchase minimum may be waived if purchases are made in connection with an Individual Retirement Account ("IRA") and both the initial and subsequent minimum investments may be waived if purchases are made in connection with a payroll deduction plan.

     Depending upon the terms of a particular Customer's account, the Banks or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with investment in a Fund. Information concerning these services and any charges will be provided by the Banks. This Prospectus should be read in conjunction with any such information received from the Banks or their affiliates.

     Each Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

     Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Banks on behalf of their Customers will be sent by the Banks to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.


FIRST MARKET INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

     A First Market IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. First Market IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

     All First Market IRA distribution requests must be made in writing to the Distributor. Any deposits to a First Market IRA must distinguish the type and year of the contributions.

     For more information on the First Market IRAs call the Group at (800) 874-8376. Investment in shares of a tax-exempt fund, including the Tennessee Fund, would not be appropriate for a First Market IRA. Shareholders are advised to consult a tax adviser on First Market IRA contribution and withdrawal requirements and restrictions and whether an investment in the Tennessee Fund would be appropriate.


AUTO INVEST PLAN

     The First Market Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Shares of a Fund through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares of the designated Fund at the public offering price on the date of such deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at (800) 874-8376. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at: 3435 Stelzer Road, Columbus, Ohio 43219.

     The Group may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

SALES CHARGES

     The public offering price of Shares of each of the Funds, other than the Money Market Fund, equals net asset value plus a sales charge in accordance with the tables below. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion may pay certain dealers all or part of the portion of the sales charge it receives. The broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act.

     There is no sales charge imposed by the Money Market Fund in connection with the purchase of its shares.

                             VALUE AND GROWTH FUNDS

                                                                                      DEALER
                                                                                   DISCOUNTS AND
                                                                                     BROKERAGE
                                        SALES CHARGE AS      SALES CHARGE AS      COMMISSIONS AS
      AMOUNT OF TRANSACTION AT          % OF NET AMOUNT        % OF PUBLIC          % OF PUBLIC
        PUBLIC OFFERING PRICE               INVESTED          OFFERING PRICE      OFFERING PRICE
-------------------------------------   ----------------     ----------------     ---------------
Less than $100,000...................         4.71%                4.50%                4.05%
$100,000 but less than $250,000......         3.63                 3.50                 3.15
$250,000 but less than $500,000......         2.56                 2.50                 2.25
$500,000 but less than $1,000,000....         1.52                 1.50                 1.35
$1,000,000 but less than
  $2,000,000.........................         0.50                 0.50                 0.45
$2,000,000 or more...................            0                    0                    0*

                        FIXED INCOME AND TENNESSEE FUNDS

                                                                                      DEALER
                                                                                   DISCOUNTS AND
                                                                                     BROKERAGE
                                        SALES CHARGE AS      SALES CHARGE AS      COMMISSIONS AS
      AMOUNT OF TRANSACTION AT          % OF NET AMOUNT        % OF PUBLIC          % OF PUBLIC
        PUBLIC OFFERING PRICE               INVESTED          OFFERING PRICE      OFFERING PRICE
-------------------------------------   ----------------     ----------------     ---------------
Less than $100,000...................         3.09%                3.00%                2.70%
$100,000 but less than $250,000......         2.56                 2.50                 2.25
$250,000 but less than $500,000......         2.04                 2.00                 1.80
$500,000 but less than $1,000,000....         1.01                 1.00                 0.90
$1,000,000 but less than
  $2,000,000.........................         0.50                 0.50                 0.45
$2,000,000 or more...................            0                    0                    0*

------------------------------

* Brokers or dealers will be paid a fee of 0.25% on purchases of $2 million or more if the assets on which the 0.25% is paid remain in the Funds, other than the Money Market Fund, for one year. Such fee, however, will not be paid on purchases that otherwise are entitled to a sales charge waiver as described below. If all of the assets on which the 0.25% fee is paid do not remain in one of the Funds, other than the Money Market Fund, for a period of one uninterrupted year, the broker or dealer will be required to refund this fee to the Distributor.

     From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one of more funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at vacation resorts, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

SALES CHARGE WAIVERS

     The Distributor may waive sales charges for the purchase of Shares of a Fund by or on behalf of (1) purchasers for whom NCBC, the Adviser, banks, trust companies, savings and loan associations and credit unions or one of their affiliates acts in a fiduciary, advisory, agency, custodial (other than individual retirement accounts), or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of NCBC, the Adviser, BISYS and any affiliates thereof, (3) purchasers pursuant to the terms of a payroll deduction plan, (4) Trustees of the Group, (5) directors of NCBC, the Adviser and any affiliates thereof, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and their spouses and children under the age of 21), and (7) orders placed on behalf of other investment companies distributed by The BISYS Group, Inc. or its affiliated companies. The Distributor may change or eliminate the foregoing waivers at any time. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Fund.

CONCURRENT PURCHASES

     For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of a Fund and one or more of the other funds of the Group sold with a sales charge and advised by the Adviser ("First Market Load Funds"). For example, if a shareholder concurrently purchases Shares in the Value Fund at the total public offering price of $50,000 and Shares in the Tennessee Fund at the total public offering price of $50,000, the sales charge on the Shares of the Value Fund would be that applicable to a $100,000 purchase as shown in the appropriate table above. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTER OF INTENT

     An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice. For further information about letters of intent, interested investors should contact the Group at (800) 874-8376.

     A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases.

RIGHT OF ACCUMULATION

     Pursuant to the right of accumulation, investors are permitted to purchase Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the First Market Load Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all of the First Market Load Funds. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

EXCHANGE PRIVILEGE

     For investors who were Shareholders of the Funds prior to November 1, 1994, Shares of a First Market Load Fund may be exchanged without payment of any fees or sales charge for Shares of any of the other First Market Load Funds at respective net asset values. For investors who become Shareholders of the Funds on or after November 1, 1994, Shares of a First Market Load Fund may be exchanged for Shares of any of the other First Market Load Funds at respective net asset values upon the payment of a sales charge equal to the difference, if any, between the sales charge payable upon purchase of Shares of such First Market Load Fund and the sales charge previously paid on the Fund Shares to be exchanged. Provided further, that with respect to every exchange, the amount to be exchanged must meet the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. When Shares of the Money Market Fund are exchanged for Shares of a First Market Load Fund, the applicable sales load will be assessed, unless such Shares to be exchanged were acquired through a previous exchange for Shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Group that a sales charge was originally paid and provide the Group with sufficient information to permit confirmation of the Shareholder's right not to pay a sales charge.

     An exchange is considered a sale of Shares for federal income tax purposes. However, a Shareholder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

     This exchange privilege is not intended to afford Shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Group has established a policy of limiting the number of exchanges by a Shareholder to four during any one calendar year. The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give shareholders 60 days' advance written notice of any such modification.

     A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 874-8376 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF SHARES

     Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Bank. For example, if a Customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem on behalf of the Customer, all or part of the Customer's Shares of a Fund to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

     A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

REDEMPTION BY TELEPHONE

     If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Group and having the payment of redemption requests sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A Shareholder may also have such payment mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent; however, this option may be suspended for a period of 10 days following a telephonic address change. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Funds' custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Group at (800) 874-8376.

     Neither the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with a Fund's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. Each Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, such Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.

AUTO WITHDRAWAL PLAN

     The Auto Withdrawal Plan enables Shareholders of a Fund, with an account balance in such Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $100 quarterly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 874-8376 for more information. Purchases of additional Shares, including use of the Auto Invest Plan, concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.

PAYMENTS TO SHAREHOLDERS


     Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, with respect to the Money Market Fund, to the greatest extent possible, such Fund will attempt to honor requests from Shareholders for same day payments upon redemption of Shares if the request for redemption is received by the Distributor before 12:00 noon, Eastern time, on a Business Day or, if the request for redemption is received after 12:00 noon, Eastern time, to honor requests for payment on the next Business Day. With respect to each of the other Funds, to the greatest extent possible, such Funds will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time, on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. Each Fund will attempt to so honor redemption requests unless it would be disadvantageous to that Fund or the Shareholders of that Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.


     At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 15 days or more until payment has been collected for the purchase of such Shares. With respect to Shares of the Money Market Fund, during the period of any such delay, such Shares to be redeemed would continue to receive daily dividends as declared until execution of the redemption. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small investments, each Fund reserves the right to redeem, at net asset value, the Shares of that Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan or pursuant to a payroll deduction plan), the account of such Shareholder has a value of less than $1,000. Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before a Fund exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

     See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" and "NET ASSET VALUE" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem shares involuntarily in light of the Group's responsibilities under the 1940 Act.

                              DIVIDENDS AND TAXES

DIVIDENDS

     The net income of the Money Market Fund is declared daily and such dividends are generally paid monthly. For the Money Market Fund, dividends are paid periodically in cash, generally on the first Business Day of the month, but may be paid on the last Business Day of the preceding month.

     A dividend for each of the other Funds is declared monthly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of that Fund as determined necessary or appropriate by the appropriate officers of the Group. Such dividend is generally paid monthly.

Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of that particular Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

     Distributable net realized capital gains for each Fund are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in a Fund.

     If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in that Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES


     General. Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for so long as such qualification is in the best interest of that Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends all or substantially all of that Fund's investment company taxable income (before deduction of dividends paid).


     A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, that Fund would be subject to a nondeductible 4% excise tax on the deficiency.

     It is expected that each Fund will distribute annually to Shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends deduction, if any, received by the Fund bear to its gross income. Since all of the Money Market Fund's and the Fixed Income Fund's net investment income is expected to be derived from earned interest and capital gains, it is anticipated that no part of any distribution from such Funds will be eligible for the dividends received deduction for corporation. The Money Market Fund also does not expect to realize any mid-term or long-term capital gains and, therefore, does not foresee paying any "capital gains dividends" as described in the Code.

     Distribution by a Fund of the excess of net mid-term or net long-term capital gain over net short-term capital loss is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

     If the net asset value of a Share is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution, from a practical stand point, is a return of invested principal, although taxable as described above.

     Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

     Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "ADDITIONAL
INFORMATION -- Additional Tax Information." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Funds and their Shareholders. Accordingly, potential investors are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

     Shareholders will be advised at least annually as to the federal and state income tax consequences of distributions made to them during the year.

     The Tennessee Fund. The Tennessee Fund will distribute substantially all of its net investment income and net capital gains to its Shareholders. Dividends derived from interest earned on Exempt Securities constitute "exempt-interest dividends" when designated as such by the Tennessee Fund and will be excludable from gross income for federal income tax purposes. However, exempt-interest dividends attributable to certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings over alternative minimum taxable income.

     Distributions, if any, derived from capital gains will generally be taxable to Shareholders as capital gains for federal income tax purposes to the extent so designated by the Tennessee Fund. Dividends, if any, derived from sources other than interest excluded from gross income for federal income tax purposes and capital gains will be taxable to Shareholders as ordinary income for federal income tax purposes whether or not reinvested in additional Shares. Shareholders not subject to federal income tax on their income will not, of course, be required to pay federal income tax on any amounts distributed to them. The Tennessee Fund anticipates that substantially all of its dividends will be excluded from gross income for federal income tax purposes. The Tennessee Fund will notify each Shareholder annually of the tax status of all distributions.

     If a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the Shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits that may be subject to federal income taxation, may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a Shareholder.

     Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares of the Tennessee Fund is not deductible for federal income taxes assuming the Tennessee Fund distributes exempt-interest dividends during the Shareholder's taxable year. It is anticipated that distributions from the Tennessee Fund will not be eligible for the dividends received deduction for corporations.

STATE TAXES -- THE TENNESSEE FUND

     Tennessee imposes a limited income tax, known as the "Hall Income Tax," on certain interest and dividend income. The Hall Income Tax statutes, amended effective for dividends received after January 1, 1992, provide that, as set forth below, no tax will be levied on dividends from a regulated investment company qualified as such under the Code, provided a part of such investment company's portfolio is invested in bonds or securities of the United States government or any agency or instrumentality thereof or in bonds of the State of Tennessee or any county, municipality or political subdivision thereof (including any agency, board, authority or commission of any of the foregoing). In the opinion of Messrs. Burch, Porter & Johnson PLLC, Tennessee tax counsel to the Tennessee Fund, so long as the Tennessee Fund qualifies as a "regulated investment company" under the Code, dividends, whether paid as distributions of cash, other property or additional Shares, by the Tennessee Fund to a resident of Tennessee, will be exempt from the Hall Income

Tax, as amended, in proportion to the income received by the Tennessee Fund attributable to interest on Tennessee Exempt Securities. The balance of the dividends, including any dividends attributable to capital gains, will be subject to the Hall Income Tax.

     In addition, in a letter dated August 14, 1992, from the Commissioner of the Tennessee Department of Revenue, the Commissioner stated his position that mutual fund distributions attributable to fund investments in Puerto Rican bonds are exempt from the Hall Income Tax.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

     Overall responsibility for management of the Group rests with its Board of Trustees. Unless so required by the Group's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Group. The Group will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

     The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services Inc., the sole general partner of BISYS, or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and under the Distribution Plan discussed below, may receive fees under the Administrative Services Plan discussed below, and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services Ohio, Inc. receives fees from each of the Funds for acting as Transfer Agent and BISYS Fund Services, Inc. receives fees from each of the Funds for providing certain fund accounting services.

INVESTMENT ADVISER

     National Bank of Commerce, One Commerce Square, Memphis, Tennessee 38150, is the investment adviser of each Fund and has served as such since each Fund's inception. The Adviser is a wholly owned subsidiary of National Commerce Bancorporation ("NCB"). The Adviser and its affiliates also administer, on behalf of their clients, assets which as of September 30, 1997, totalled $4.6 billion, and of which approximately $1.6 billion are managed in a variety of balanced, equity and fixed income portfolios. The Adviser has over 120 years of banking experience and as of September 30, 1997, had over $3.2 billion in assets.

     Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objectives and restrictions of the Funds, the Adviser manages, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Tennessee Fund, and, through the Sub-Advisers, each of the other Funds. The Adviser maintains each Fund's records relating to such purchases and sales.

     Since October 31, 1997, Russell M. Niemie and Gary L. Lazarini have been primarily responsible for the day-to-day management of the Tennessee Fund's portfolio. Mr. Niemie has served as the Group Head of Trust and Asset Management for the Adviser since August, 1997. Prior thereto, Mr. Niemie served as the Chief Investment Officer of the Texas Employees Retirement System. He has over 18 years of investment management experience working with banks, pension plans and investment banking firms.


     Mr. Lazarini has held various positions with the Adviser since 1966 and is currently Executive Vice President of the Adviser and Chairman of NBC Capital Markets Group, Inc., a wholly owned subsidiary of the Adviser and a registered broker-dealer (the "Capital Markets Group").


     For the services provided and expenses assumed pursuant to its investment advisory agreements with the Group, the Adviser receives a fee from each of the Funds, computed daily and paid monthly, at the following rates: with respect to the Money Market Fund, the annual rate of thirty-five one-hundredths of one percent (.35%) of such Fund's average daily net assets; with respect to the Value Fund and the Growth Fund, the annual rate equal to one percent (1.00%) of the first $250 million of such Fund's average daily net assets and seventy-five one-hundredths of one percent (0.75%) of such Fund's remaining average daily net assets and with respect to each of the Fixed Income Fund and the Tennessee Fund, an annual rate equal to sixty-five one-hundredths of one percent (0.65%) of such Fund's average daily net assets.

     The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a reduction.


     The Group may, from time to time, engage the Capital Markets Group and certain affiliated broker-dealers of the Sub-Advisers ("affiliated brokers") to effect portfolio transactions on behalf of certain of the Funds on an agency basis. The Capital Markets Group and such affiliated brokers will receive compensation for such services in the form of brokerage commissions. The Group, the Adviser, the Sub-Advisers the Capital Markets Group and such affiliated brokers will comply with the requirements of Rule 17e-1 under the 1940 Act in connection with such brokerage transactions.



THE SUB-ADVISERS

     Pursuant to the terms of its Investment Advisory Agreement with the Group, the Adviser has entered into Sub-Investment Advisory Agreements with each of Miller Anderson, One Tower Bridge, Suite 1100, West Conshohocken, Pennsylvania 19428, and MSAM, 1221 Avenue of the Americas, New York, New York 10036. Pursuant to the terms of such Sub-Investment Advisory Agreements, the Adviser has returned Miller Anderson and MSAM to manage the day-to-day investment and reinvestment of the assets of the Value Fund and the Fixed Income Fund, and the Money Market Fund and the Growth Fund, respectively, subject to the direction and control of the Group's Board of Trustees. The Adviser is responsible for selecting and monitoring each Sub-Adviser and reporting the activities of each Sub-Adviser to the Group's Board of Trustees.

     Miller Anderson is wholly owned by Morgan Stanley, Dean Witter, Discover & Co. ("Morgan Stanley"). Miller Anderson provides advice primarily to institutions, including other investment companies, and had approximately $53.3 billion in assets under management as of September 30, 1997. As of January 1, 1998, Robert J. Marcin, CFA, Richard M. Behler and Nicholas J. Kovich are primarily responsible for the day-to-day management of the Value Fund's portfolio. Mr. Marcin is a Managing Director of Morgan Stanley, has been a Partner with Miller Anderson since 1994, and has had more than 14 years of investment experience. Mr. Behler is a principal of Miller Anderson and joined the firm in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management. Mr. Kovich is a Managing Director of Morgan Stanley and joined Miller Anderson in 1988.

     As of January 1, 1998, Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley are responsible for the day-to-day management of the Fixed Income Fund. Messrs. Bennett, Dunn and Worley are each a Managing Director of Morgan Stanley and joined Miller Anderson in 1990, 1987 and 1978, respectively.

     MSAM is also a wholly owned subsidiary of Morgan Stanley. MSAM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 1997, MSAM, together with its affiliated asset management companies (including Miller Anderson), had approximately $200.8 billion in assets under management. As of January 1, 1998, Kurt Feuerman and Margaret K. Johnson are primarily responsible for the day-to-day management of the Growth Fund. Mr. Feuerman joined MSAM in July 1993 as a Managing Director in the Institutional Equity Group. Previously, Mr. Feuerman was a Managing Director of Morgan Stanley & Co., Incorporated's Research Department, where he was responsible for emerging growth stocks, gaming and restaurants. Ms. Johnson became an equity analyst in 1986 and a portfolio manager in 1989 with MSAM.

     For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Adviser, Miller Anderson receives from the Adviser a fee (computed daily and paid monthly as a percentage of that portion of the applicable Fund's average daily net assets) at the following annual rates: for the Value Fund, 0.625% of the average daily net assets of such Fund up to $20 million, 0.50% of the average daily net assets of such Fund from $20 million up to $30 million, and 0.375% of the average daily net assets of such Fund from $30 million to $35 million -- if the average daily net assets of such Fund equal or exceed $35 million, the annual rate of 0.56% of the average daily net assets of such Fund; and for the Income Fund, 0.50% of the average daily net assets of such Fund up to $25 million and 0.25% of the average daily net assets of such Fund from $25 million to $75 million -- if the average daily net assets of such Fund equal or exceed $75 million, the annual rate of 0.33% of the average daily net assets of such Fund. For it services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Adviser, MSAM receives from the Adviser a fee (computed daily and paid monthly as a percentage of that portion of the applicable Fund's average daily net assets) at the following annual rates: for the Money Market Fund, 0.25% of the average daily net assets of such Fund; and for the Growth Fund, 0.625% of the average daily net assets of such Fund up to $20 million, 0.50% of the average daily net assets of such Fund from $20 million up to $30 million, and 0.375% of the average daily net assets of such Fund from $30 million to $35 million -- if the average daily net assets of such Fund equal or exceed $35 million, the annual rate of 0.56% of the average daily net assets of such Fund.


ADMINISTRATOR AND DISTRIBUTOR


     BISYS is the administrator for each Fund and also acts as each Fund's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context requires). BISYS and its affiliated companies, including BISYS Fund Services Ohio, Inc. and BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.



     The Administrator generally assists in all aspects of a Fund's administration and operation. For expenses assumed and services provided by the Administrator pursuant to an administration agreement and by BISYS Fund Services, Inc. for fund accounting services, the Administrator and BISYS Fund Services, Inc. receive an aggregate fee from each Fund, computed daily and paid periodically, calculated at an annual rate of twenty one-hundredths of one percent (0.20%) of that Fund's average daily net assets. The Administrator and BISYS Fund Services, Inc. may periodically voluntarily reduce all or a portion of such fee with respect to a Fund to increase the net income of such Fund available for distribution as dividends. The Administrator and BISYS Fund Services, Inc. may not seek reimbursement of such reduced fees at a later date. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a fee reduction.


     While the combined fees of the Adviser, the Administrator and BISYS Fund Services, Inc. with respect to the Value, Fixed Income, Tennessee and Growth Funds are higher than similar fees paid by most mutual funds, the Board of Trustees believes such fees to be fair and reasonable and to be comparable to the fees paid by many funds having similar investment objectives and policies.

     The Distributor acts as agent for each of the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but receives compensation under the Distribution and Shareholder Service Plan described below and may retain all or a portion of any sales charge imposed upon the purchase of Shares. See "HOW TO PURCHASE AND REDEEM SHARES -- Sales Charges."

EXPENSES

     The Adviser, the Sub-Advisers and the Administrator each bear all expenses in connection with the performance of their services as investment adviser, sub-investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund.

DISTRIBUTION PLAN


     Pursuant to Rule 12b-1 under the 1940 Act, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which each Fund is authorized to pay or reimburse BISYS, as Distributor, a periodic amount calculated at an annual rate not to exceed twenty-five one-hundredths of one percent (0.25%) of the average daily net asset value of that Fund. Such amount may be used by BISYS to pay banks (including the Adviser), broker-dealers, and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between BISYS and the Participating Organization. Under the Plan, a Participating Organization may include BISYS, its subsidiaries, and its affiliates.



     As authorized by the Plan, BISYS has entered into Rule 12b-1 Agreements with the Capital Markets Group to provide certain distribution and shareholder services in connection with the distribution of the Shares of each of the Funds including, but not limited to, maintaining Shareholder relations, answering questions about the Funds and distributing prospectuses to persons other than Shareholders of the Funds. In consideration of such services BISYS has agreed to pay the Capital Markets Group a monthly fee, computed at the annual rate of 0.25% of the average aggregate net asset value of Shares held during the period in accounts for which the Capital Markets Group provided services under such Agreement. BISYS will be compensated by each Fund in an amount equal to its payments to the Capital Markets Group under the Rule 12b-1 Agreement with respect to that Fund. Such fee may exceed the actual costs incurred by the Capital Markets Group in providing such services.



     The Group has also entered into Rule 12b-1 Agreements with BISYS pursuant to which BISYS has agreed to provide certain distribution and shareholder support services to the Funds and their Shareholders, including, but not limited to, maintaining Shareholder relations, advertising and marketing the Shares of the Funds, answering questions about the Funds, distributing prospectuses to persons other than Shareholders of the Funds, and providing such other services as a Fund may reasonably request. In consideration of such services, the Group has agreed to pay BISYS a monthly fee, computed at the annual rate of 0.25% of the average aggregate net asset value of Shares held during the period in client accounts for which BISYS has provided services under these Rule 12b-1 Agreements. Such fee may exceed the actual costs incurred by BISYS in providing such services.


     In addition, BISYS may enter into, from time to time, other Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares such as those described above.

ADMINISTRATIVE SERVICES PLAN


     The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, its correspondent and affiliated banks, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.


     The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

     As authorized by the Services Plan, the Group has entered into Servicing Agreements with the Adviser pursuant to which the Adviser has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Shares;
(iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Adviser; (v) providing sub-accounting with respect to the Shares beneficially owned by the Adviser's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay the Adviser a monthly fee, computed at the annual rate of twenty-five one-hundredths of one percent (0.25%) of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Adviser has provided services under the Servicing Agreement.


BANKING LAWS

     The Adviser believes that it possesses the legal authority to perform the investment advisory services for each Fund contemplated by its investment advisory agreement with the Group and administrative support services contemplated by the servicing agreements with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement and its servicing agreements with the Group. The Capital Markets Group believes that it possesses the legal authority to perform its distribution services as set forth in the Rule 12b-1 Agreements with BISYS, as described above, without violation of applicable banking laws and regulations, and has so represented in such Rule 12b-1 Agreements. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser and the Capital Markets Group could continue to perform such services for the Funds. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP -- Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES


     The Group was organized as an Ohio business trust on April 25, 1988. The Group consists of sixteen funds, each having its own class of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Group are The KeyPremier Prime Money Market Fund, The KeyPremier Pennsylvania Municipal Bond Fund, The KeyPremier Established Growth Fund, The KeyPremier Intermediate Term Income Fund, The KeyPremier Aggressive Growth Fund, The KeyPremier U.S. Treasury Obligations Money Market Fund, The KeyPremier Limited Duration Government Securities Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund.


     Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, Shareholders of each Fund will vote in the aggregate with other shareholders of the Group with respect to the election of trustees. However, Shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement and the Plan.

     Overall responsibility for the management of the Funds is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP -- Trustees of the Group" above. Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.

     An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement, the Plan or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting.

     The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

     As of October 16, 1997, the Adviser possessed, on behalf of its underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each of the Funds and therefore may be presumed to control each of the Funds within the meaning of the 1940 Act.

CUSTODIAN

     National City Bank serves as the custodian for each of the Funds.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services, Inc. provides certain accounting services for each Fund pursuant to a Fund Accounting Agreement and receives a fee for such services as described above under "Administration and Distribution." See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP -- Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

     While each of BISYS Fund Services Ohio, Inc. and BISYS Fund Services, Inc. is a distinct legal entity from BISYS (the Group's administrator and distributor), BISYS Fund Services Ohio, Inc. are each considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio, Inc. is owned by the same entity that owns BISYS.

MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

     As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a Fund are conclusive.

     As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

     Inquiries regarding any of the Funds may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 874-8376.

                               INVESTMENT ADVISER
                           National Bank of Commerce
                              One Commerce Square
                            Memphis, Tennessee 38150


                         ADMINISTRATIVE AND DISTRIBUTOR

                     BISYS Fund Services United Partnership
                               3435 Stelzer Road
                              Columbus, Ohio 43219


                                 LEGAL COUNSEL

                             Baker & Hostetler LLP
                              65 East State Street
                              Columbus, Ohio 43215


                                    AUDITORS

                             KPMG Peat Marwick LLP
                              Two Nationwide Plaza
                              Columbus, Ohio 43215

                         First Market Money Market Fund

                         First Market Value Equity Fund

                         First Market Fixed Income Fund

                First Market Tennessee Municipal Obligations Fund

                            First Market Growth Fund

                         Each an Investment Portfolio of

                               THE SESSIONS GROUP



                       Statement of Additional Information


                                 January 2, 1998




This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus (the "Prospectus") of First Market Money Market Fund (the "Money Market Fund"), First Market Value Equity Fund (the "Value Fund"), First Market Fixed Income Fund (the "Fixed Income Fund"), First Market Tennessee Municipal Obligations Fund (the "Tennessee Fund") and First Market Growth Fund (the "Growth Fund") (the Money Market Fund, the Value Fund, the Fixed Income Fund, the Tennessee Fund and the Growth Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund"), dated the date hereof. The Funds are five funds of The Sessions Group (the "Group"). Effective January 2, 1998, each of the Fund's names changed from "Riverside Capital" to "First Market" (i.e., Riverside Capital Money Market Fund became First Market Money Market Fund). This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 874-8376.

                                TABLE OF CONTENTS
                                -----------------
                                                                       PAGE


THE SESSIONS GROUP......................................................B-1

INVESTMENT OBJECTIVES AND POLICIES......................................B-1

         Additional Information on Portfolio Instruments..............  B-1
         Investment Restrictions...................................... B-13
         Portfolio Turnover............................................B-16

NET ASSET VALUE....................................................... B-17

         Valuation of the Money Market Fund........................... B-17
         Valuation of the Other Funds................................. B-18

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........................ B-18

MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP......................... B-19

         Trustees and Officers........................................ B-19
         Investment Adviser........................................... B-22
         Sub-Investment Advisers...................................... B-24
         Portfolio Transactions....................................... B-24
         Glass-Steagall Act........................................... B-27
         Administrator................................................ B-28
         Distributor.................................................. B-30
         Administrative Services Plan................................. B-33
         Custodian.................................................... B-34
         Transfer Agency and Fund Accounting Services................. B-34
         Auditors .................................................... B-36
         Legal Counsel................................................ B-36

ADDITIONAL INFORMATION................................................ B-36

         Description of Shares........................................ B-36
         Vote of a Majority of the Outstanding Shares................. B-38
         Additional Tax Information................................... B-38
         Seven-Day Yield of the Money Market Fund..................... B-44
         Yields of the Other Funds.................................... B-45
         Calculation of Total Return.................................. B-47
         Distribution Rates........................................... B-48
         Performance Comparisons...................................... B-48
         Miscellaneous................................................ B-49

FINANCIAL STATEMENTS.................................................. B-51

APPENDIX .............................................................. A-1

                       STATEMENT OF ADDITIONAL INFORMATION


                               THE SESSIONS GROUP


         The Sessions Group (the "Group") is an open-end management investment company which currently offers sixteen separate investment portfolios, five of which are described in this Statement of Additional Information. Four of the portfolios described herein are diversified portfolios and the one other is a non-diversified portfolio. The four diversified portfolios are First Market Money Market Fund f/k/a Riverside Capital Money Market Fund (the "Money Market Fund"), First Market Value Equity Fund f/k/a Riverside Capital Value Equity Fund (the "Value Fund"), First Market Fixed Income Fund f/k/a Riverside Capital Fixed Income Fund (the "Fixed Income Fund") and First Market Growth Fund f/k/a Riverside Capital Growth Fund (the "Growth Fund"), and the one non-diversified portfolio is First Market Tennessee Municipal Obligations fund f/k/a Riverside Capital Tennessee Municipal Obligations Fund (the "Tennessee Fund") (the Money Market Fund, the Value Fund, the Fixed Income Fund, the Growth Fund and the Tennessee Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund").

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objective and policies of each Fund as set forth in the Prospectus.

         BANK OBLIGATIONS. Each of the Funds may invest in bank obligations such as bankers' acceptances, certificates of deposit (including marketable variable rate certificates of deposit), and demand and time deposits issued by a commercial bank or savings and loan association.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).


         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically readjusted prior to their stated maturity based upon a specified market rate. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a state interest rate. Bank obligations will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         The Money Market Fund, the Value Fund, the Fixed Income Fund and the Growth Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments involve some of the same risks of investing in foreign securities that are discussed in the Prospectus under the heading "INVESTMENT OBJECTIVES AND POLICIES--Risk Factors and Investment Techniques--Foreign Investments" and below under "FOREIGN
INVESTMENT."

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Each fund will purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Rating Services ("S&P") and Moody's Investors Service, Inc. "Moody's")) in one of the two highest rating categories for short-term debt obligations. Each fund may also invest in commercial paper that is not rated but that is determined by the Adviser or appropriate Subadviser, as the case may be, under guidelines established by the Group's Board of Trustees, to be of comparable quality to instruments that are rated high quality by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of the NRSROs, see the Appendix. The Money Market Fund may also invest, subject to the foregoing quality criteria, in commercial paper issued by a foreign corporation if the issuer is a direct subsidiary of a U.S. corporation, the obligation is U.S. dollar denominated and is not subject to a foreign withholding tax.

        VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Money Market fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Money market Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Money Market fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, variable amount master demand notes (the issuers of which are normally manufacturing, retail, financial and other business concerns) must be determined by the Sub-Adviser to be of comparable quality to commercial paper in which such Fund may invest. The Subadviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the earlier of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

        DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of the "term of maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure.

        Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

        Traditionally, a debt security's "term to maturity" hsa been used as a proxy for the sensitivity of the security's price to changes in iterest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure is not properly captured by duration in the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

         FOREIGN INVESTMENT. Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Funds (except for the Money Market Fund and the Tennessee Fund) permit them to enter into forward foreign currency exchange contracts in order to hedge their respective holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S.
investments in those countries.

         Although the Funds will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

         Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Funds for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

          In addition, the Growth and Value Funds may invest in Global Depository Receipts ("GDRs") and European Depositary Receipts ("EDRs:) to the extent that they come available. GDRs and EDRs are typically issued by foreign depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

          Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The Depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designated for use in securities markets outside the United States. Such funds may invest in sponsored and unsponsored GDRs and EDRs. The purposes of the Funds' investment policies, a Fund's investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

Foreign Currency Exchange Related Securities
--------------------------------------------

     Foreign currency warrants--Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with the U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the Options Clearing Corporation (the "OCC"), the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

         Principal exchange rate linked securities--Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based of the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

         Performance indexed paper--Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

         EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S.
capital markets by foreign banks.

         Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee bank obligations held in the Money Market Fund will undergo the same credit analysis as domestic issues in which the Money Market Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Money Market Fund.

         BRADY BONDS. A portion of Fixed Income Fund's investments may be invested in certain debt obligations customarily referred to as "Brady Bonds", which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

         Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.


         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         EXEMPT SECURITIES. As stated in the Prospectus, the assets of the Tennessee Fund will be primarily invested in Exempt Securities. Under normal market conditions, at least 80% of the net assets of the Tennessee Fund will be invested in Exempt Securities and 65% of such Fund's total assets will be invested in Tennessee Exempt Securities. To the extent that suitable Exempt Securities may not be available and the Tennessee Fund is unable to comply with such 80% test, for temporary purposes the Tennessee Fund may invest in municipal securities from other states that are otherwise eligible for investment by the Tennessee Fund. Such other municipal securities therefore will be comparable to Exempt Securities except that the interest thereon will not be exempt from Tennessee state income taxes.

         Exempt Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Exempt Securities if the interest paid thereon is exempt from both Tennessee income taxes and federal taxes, although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.

         Among other types of Exempt Securities, the Tennessee Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tennessee Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectus, the two principal classifications of Exempt Securities consist of "general obligation" and "revenue" issues. The Tennessee Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Adviser will consider such an event in determining whether the Tennessee Fund should continue to hold the obligation.

         An issuer's obligations under its Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Exempt Securities may be materially adversely affected by litigation or other conditions.


         VARIABLE AND FLOATING RATE SECURITIES. The Money Market Fund, the Tennessee Fund and the Fixed Income Fund may acquire variable and floating rate securities, subject to such Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its part value or its amortized cost, as the case may be. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by such Funds will be determined by the Adviser or appropriate Subadviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that particular Fund's investment policies. In making such determinations, the Adviser or appropriate Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such securities and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may attempt to resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and a Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as an illiquid security for purposes of calculation of such Fund's limitation on investments in illiquid securities, as set forth in the respective Fund's investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

         Variable or floating rate securities invested in by the Money Market Fund may have maturities of more than 397 days, as follows:

         1. An instrument that is issued or guaranteed as to principal or interest by the United States Government or any instrumentality thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by the Money Market Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate security, the principal amount of which is scheduled in accordance with the terms of the instrument to be paid unconditionally in 397 calendar days or less, will be deemed by the Money Market Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         3. A variable rate security that is subject to a demand feature will be deemed by the Money Market Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate security that is subject to a demand feature will be deemed by the Money Market Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


         As used above, a note is "subject to a demand feature" where the Money Market Fund is entitled to receive the principal amount of the note either at any time on no more than thirty days' notice or at specific intervals not exceeding 397 days and upon no more than 30 days' notice.


         RESTRICTED SECURITIES. Securities in which the Funds may invest include securities which are restricted as to disposition and/or issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers. Any such restricted securities will be considered to be illiquid for purposes of such a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser or the appropriate

Sub-Adviser has determined such securities to be liquid because such securities are readily saleable.

         FUTURES CONTRACTS. Each Fund, except the Money Market Fund and the Tennessee Fund, may enter into futures contracts, options, and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A Fund's margin deposits will be placed in a segregated account maintained by the Fund's Custodian or with a Futures Commission Merchant as approved by the Group's Board.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that the aggregate initial margins and premiums required to establish non-hedging positions not exceed 5% of the liquidation value of a Fund.

         Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While such Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

         RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the Commission's position on asset coverage.

         RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

         Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         OPTIONS. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

         Options which are traded in the over-the-counter market ("OTC Options") are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Funds expect generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the Funds or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

         The Funds may also write covered-call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to protect against a decline in the U.S. dollar value of a currency due to the changes of exchange rates vis-a-vis the U.S. dollar and the option is written for a currency other than the currency in which the security is denominated. In such circumstances, the Funds will follow the coverage requirements as described in the preceding paragraph.

         OPTIONS ON FOREIGN CURRENCIES. All Funds, except the Money Market Fund and the Tennessee Fund, may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit of a Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

         The Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Funds to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Funds would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Funds may only write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the custodian, or (c) maintains in a segregated account cash, U.S. Government securities or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

         The Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Fund owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         COMBINED TRANSACTIONS. Such Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Subadviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable regulations and Commission staff guidelines.

         RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         PUTS. The Tennessee Fund may also acquire "puts" with respect to Exempt Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Tennessee Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to the Tennessee Fund upon its exercise of a "put" is normally (i) the Tennessee Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Tennessee Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Tennessee Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by the Tennessee Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Tennessee Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities.

         The Tennessee Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tennessee Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Tennessee Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.


         SWAP CONTRACTS. All Funds, except the Money Market Fund and the Tennessee Fund, may enter into swap contracts. A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, such a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which such Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

         The swaps in which such Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Subadvisers believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. All of the Funds except the Money Market Fund and the Tennessee Fund may enter into derivatives transactions effected in the over-the-counter market (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the appropriate Sub-Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

         The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of such a Fund would be less favorable than it would have been if this investment technique were not used.


         WHEN-ISSUED SECURITIES. As discussed in the Prospectus, each of the Funds may purchase securities on a "when-issued" basis (I.E., for delivery beyond the normal settlement date at a stated price and yield). When such a Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. Such Funds will engage in "when-issued" or "delayed delivery" transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies and not for investment leverage. If the Tennessee Fund sells a "when- issued" or "delayed-delivery" security before delivery, any gain would not be tax-exempt.


         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. The Money Market Fund and the Fixed Income Fund may invest in mortgage-backed securities. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the Portfolios will be rated investment grade by Moody's or S&P, or, if unrated, deemed by the Subadviser to be of investment grade quality.

         Underlying Mortgages. Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, such Funds may purchase pools of adjustable rate mortgages ("ARM"), growing equity mortgages ("GEM"), graduated payment mortgage ("GPM") and other types where the principal and interest payment procedures vary. ARM's are mortgages which reset the mortgage's interest rate with changes in open market interest rates. Such Funds' interest income will vary with changes in the applicable interest rate on pools of ARM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Funds' net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

         All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

         Average Life. The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

         Returns of Mortgage-Backed Securities. Yields on mortgage-backed pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual pre-payment experience may cause the realized return to differ from the assumed yield. Reinvestment of pre-payments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the Funds. The compounding effect from reinvestment of monthly payments received by each Fund will increase its return to shareholders, compared to bonds that pay interest semi-annually.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payments.

         Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         The Federal National Mortgage Association ("FNMA") is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings, banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as a timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than U.S. Government and U.S. Government-related pools because there are no direct or indirect U.S. Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the Funds will, however, be rated of investment grade quality by Moody's and/or S&P or, if unrated, deemed by the Sub-Adviser to be of investment grade quality.

         It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

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         ZERO COUPON BONDS. Zero Coupon bonds are notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the "full faith and credit" of the United States Government.

         A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of that Fund's distributions of net investment income.

         Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

         Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities (CATS), Treasury Receipts
(Trs), Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Treasury Investment Growth Receipts (TIGERS).

         REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from banks and registered broker-dealers which the Adviser or appropriate Sub-Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser or appropriate Sub-Adviser. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


         SECURITIES LENDING. Each Fund may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned,
(b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trustees.

         At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan must be called and the securities voted.

INVESTMENT RESTRICTIONS

         Each Fund's investment objective is a fundamental policy and may not be changed without a vote of the holders of a majority of such Fund's outstanding Shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

         In addition to the investment restrictions set forth in the Prospectus, the Tennessee Fund may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

         2.  Engage in any short sales;

         3. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives and policies;

         4. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction); and

         5. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

         Each of the Funds, other than the Tennessee Fund may not:

         1. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         2. Purchase or sell commodities or commodity contracts, except to the extent disclosed in the current Prospectus of the Fund; and

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

         The following additional investment restrictions may be changed by the Group's Board of Trustees without the vote of a majority of the outstanding Shares of a Fund.

         No Fund may purchase securities of other investment companies, except
(a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom.

         Finally, each of the Funds, other than the Tennessee Fund, may not:

         1. Engage in any short sales or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions, including options, futures and options on futures; and

         2. Mortgage or hypothecate the Fund's assets in excess of 50% of the Fund's total assets; provided that each Fund may also segregate assets without limit in order to comply with the requirements of ss.18(f) of the 1940 Act and applicable interpretations thereof published from time to time by the Commission and its staff.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund's Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

         Because the Money Market Fund intends to invest entirely in securities with maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover with respect to the Money Market Fund is expected to be zero percent for regulatory purposes. The portfolio turnover rates for each of the other Funds for the fiscal years ended June 30, 1997 and 1996, were as follows:


                                   Year Ended              Year Ended
                                   JUNE 30, 1997           JUNE 30, 1996
                                   -------------           -------------
Value Fund                                11.47%               27.89%
Fixed Income Fund                        196.97               363.84
Tennessee Fund                            38.66                60.76
Growth Fund                               24.07                31.22


         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

         The portfolio turnover rate for the Fixed Income Fund decreased during the fiscal year ended June 30, 1997, from the prior fiscal year due to steady interest rates, which decreased the Fixed Income Fund's need to find competitive securities compared to going interests rates.



                                 NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Time or Times (in the case of the Money Market Fund) on each Business Day of that Fund. A "Business Day" of a Fund is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfolio instruments that such Fund's net asset value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.


VALUATION OF THE MONEY MARKET FUND

         The Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, the Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to the Money Market Fund's objective of maintaining a stable net asset value per share, provided that the Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Money Market Fund, to stabilize the net asset value per share of the Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the

Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Money Market Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF THE OTHER FUNDS

         Investments in securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities are normally traded. Unlisted securities for which market quotations are readily available are valued at such market value. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Group. Short-term securities (I.E., with maturities of 60 days or less) are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of each of the Funds are sold on a continuous basis by BISYS, and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or
(d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

                  MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP

TRUSTEES AND OFFICERS

         Overall responsibility for management of the Group rests with its Board of Trustees. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.


         The names of the Trustees and officers of the Group, their addresses, ages, and principal occupations during the past five years are as follows:



NAME AND ADDRESS                   Position(s) Held              Principal Occupation
                                   WITH THE GROUP                DURING PAST 5 YEARS

Walter B. Grimm*                   Chairman,                     From June, 1992 to present,
3435 Stelzer Road                  President and                 employee of BISYS Fund
Columbus, Ohio  43219              Trustee                       Services Limited
Age:  52                                                         Partnership.



Nancy E. Converse*                 Trustee and                   Since July, 1990, employee
3435 Stelzer Road                  Assistant                     of BISYS Fund Services
Columbus, Ohio 43219               Secretary                     Limited Partnership.
Age:  48


Maurice G. Stark                   Trustee                       Consultant with Battelle
505 King Avenue                                                  Memorial Institute; from
Columbus, Ohio 43201                                             1979 to December,  1994, Vice
Age:  62                                                         President-Finance  and Chief
                                                                 Financial
                                                                 Officer,
                                                                 Battelle
                                                                 Memorial
                                                                 Institute
                                                                 (scientific
                                                                 research and
                                                                 development
                                                                 service
                                                                 corporation).


James H. Woodward, Ph.D.           Trustee                       Since July 1989, Chancellor
The University of North                                          of The University of North
Carolina at Charlotte                                            Carolina at Charlotte.
Charlotte, NC 28223
Age:  57


Chalmers P. Wylie                  Trustee                       From April, 1993 to present,
754 Stonewood Court                                              of Counsel with Kegler,
Columbus, Ohio 43235                                             Brown, Hill & Ritter (law
Age:  76                                                         firm);  from  January,  1993 to
                                                                 present,
                                                                 Adjunct
                                                                 Professor at
                                                                 The Ohio State
                                                                 University;
                                                                 from January,
                                                                 1967 to
                                                                 January, 1993,
                                                                 Member of the
                                                                 United States
                                                                 House of
                                                                 Representatives
                                                                 for the 15th
                                                                 District.


J. David Huber                               Vice President           Since January, 1996,
3435 Stelzer Road                                                     President of BISYS Fund
Columbus, Ohio 43219                                                  Services Limited
Age:  51                                                              Partnership;  from June,
                                                                      1987 to
                                                                      December,
                                                                      1995,
                                                                      employee
                                                                      of BISYS
                                                                      Fund
                                                                      Services
                                                                      Limited
                                                                      Partnership.




William J. Tomko                             Vice President           From April, 1987 to present,
3435 Stelzer Road                                                     employee of BISYS Fund
Columbus, Ohio 43219                                                  Services Limited
Age:  39                                                              Partnership.



Thresa B. Dewar                              Treasurer                From March, 1997 to present,
3435 Stelzer Road                                                     employee of BISYS Fund
Columbus, Ohio 43219                                                  Services Limited Partnership;
Age:  43                                                              prior thereto, Vice President
                                                                      and Controller of Federated
                                                                      Administrative Services, Inc.
                                                                      (investment management firm).


George L. Stevens                            Secretary                From September, 1996
3435 Stelzer Road                                                     to present, employee of
Columbus, Ohio 43219                                                  BISYS Fund Services Limited
Age:  46                                                              Partnership; from September,
                                                                      1995 to
                                                                      August,
                                                                      1996,
                                                                      consultant
                                                                      on bank
                                                                      investment
                                                                      products
                                                                      and
                                                                      activities;
                                                                      from June,
                                                                      1980 to
                                                                      September,
                                                                      1995,
                                                                      employee
                                                                      of AmSouth
                                                                      Bank.


Alaina V. Metz                               Assistant                From June, 1995 to present,
3435 Stelzer Road                            Secretary                employee of BISYS Fund
Columbus, Ohio 43219                                                  Services Limited
Age:  30                                                              Partnership; prior to June,
                                                                      1995, supervisor of Blue Sky
                                                                      Compliance at Alliance
                                                                      Capital Management, L.P.
                                                                      (investment management
                                                                      firm).




-------------------

         *Mr. Grimm and Ms. Converse are each considered to be an "interested person" of the Group as defined in the 1940 Act.

         As of the date of this Statement of Additional Information, the Group's officers and trustees, as a group, own less than 1% of any Fund's Shares.

         No officer or employee of BISYS, BISYS Fund Services Ohio, Inc. or BISYS Fund Services, Inc. receives any compensation from the Group for acting as trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Funds for acting as Administrator and pursuant to the

Distribution and Shareholder Service Plan described below, may receive fees pursuant to the Administrative Services Plan described below, and may retain all or a portion of any sales charge imposed upon the purchase of Shares of the Riverside Load Funds. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as transfer agent. BISYS Fund Services, Inc. receives fees from the Funds for providing certain fund accounting services. Messrs. Grimm, Huber, Tomko and Stevens, Ms. Converse, Ms. Dewar and Ms. Metz are employees of BISYS.

         The following table sets forth information regarding all compensation paid by the Group to its Trustees for their services as trustees during the fiscal year ended June 30, 1997. The Group has no pension or retirement plans.

                               COMPENSATION TABLE




                             Aggregate                  Total Compensation
Name and Position            Compensation               From the Group
With the Group               From the Group             and the Fund Complex*
--------------               --------------             ---------------------
Walter B. Grimm                    $0                        $0
Chairman, President
and Trustee

Nancy E. Converse                  $0                        $0
Trustee and Assistant
Secretary

Maurice G. Stark                   $14,473                   $14,473
Trustee

James H. Woodward, Ph.D.           $16,162                   $16,162
Trustee

Chalmers P. Wylie                  $14,973                   $14,973
Trustee


         *For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.

INVESTMENT ADVISER


         Investment advisory services are provided to the Funds of the Group by National Bank of Commerce (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of January 1, 1998 (with respect to each of the Funds other than the Tennessee Fund) (the "New Investment Advisory Agreement") and an Investment Advisory Agreement dated as of October 27, 1992 (with respect to the Tennessee Fund) (the "Tennessee Advisory Agreement) (the New

Investment Advisory Agreement and the Tennessee Advisory Agreement are hereafter sometimes collectively referred to as the "Investment Advisory Agreement").

         Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services, either directly or through a sub-investment adviser, as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, (1) the Money Market Fund pays the Adviser a fee computed daily and paid monthly, at the annual rate of thirty-five one-hundredths of one percent (.35%) of the average daily net assets of the Money Market Fund; (2) the Value Fund and the Growth Fund each pay the Adviser a fee computed daily and paid monthly, at an annual rate of one percent (1.00%) of the first $250 million of such Fund's average daily net assets and seventy-five one-hundredths of one percent (.75%) of such Fund's remaining average daily net assets; (3) the Tennessee Fund pays the Adviser a fee equal to the lesser of (a) a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net-assets of the Tennessee Fund of sixty-five one-hundredths of one percent (.65%) or (b) such other fee as may be agreed upon in writing by the Adviser and the Group; and (4) the Fixed Income Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of sixty-five one-hundredths of one percent (.65%) of the average daily net assets of the Fixed Income Fund. The Adviser has in the past and may in the future periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.

         For the fiscal years ended June 30, 1997, 1996 and 1995, the Adviser earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the indicated Funds:

                           Fiscal Years Ended June 30,

                                    1997                            1996              1995
                                    ----                            ----              ----
                                 Fees          Fees            Fees           Fees         Fees          Fees
                                 Earned        Waived         Earned          Waived       Earned       Waived
                                 ------        ------         ------          ------       ------       ------
Money Market Fund                $480,718         --          $524,476           --        $549,669        --

Value Fund                        694,259         --          747,594            --         719,870        --

Fixed Income
  Fund                            156,128         --          223,976            --         268,630        --

Tennessee Fund                    122,007      $112,622       129,939         $127,577      127,967     $127,967

Growth Fund                       332,857       216,357       284,790          188,588      118,392      118,392




         Unless sooner terminated, (1) the New Investment Advisory Agreement continues in effect until January 1, 2000, and from year to year, for successive annual periods ending on December 31, and (2) the Tennessee Advisory Agreement continues in effect from year to year, for successive annual periods ending on March 31st, if, as to each Fund, such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "GENERAL INFORMATION Miscellaneous" in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on at least 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


         The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         To offset capital losses incurred by the Money Market Fund during the fiscal year ended June 30, 1995, during the fiscal year ended June 30, 1997, the Adviser voluntarily contributed $134,389 of its investment advisory fees to the Money Market Fund. In addition, during the fiscal years ended June 30, 1996 and 1995, the Adviser contributed $134,389 and $628,737, respectively, to the Money Market Fund. Such contribution for the fiscal year ended June 30, 1995, consisted of $97,370 of investment advisory fees and $531,367 representing the difference between the carrying value and the market value of certain securities purchased by the Adviser's parent, National Commerce Bancorporation from the Money Market Fund.

         To offset, in part, capital losses incurred by the Fixed Income Fund during the fiscal year ended June 30, 1997, the Adviser or its parent voluntarily contributed $150,000 to the Fixed Income Fund. In addition, the Adviser or its parent voluntarily established an Irrevocable Letter of Credit ("LOC") with The Bank of New York on June 4, 1997, with the Fixed Income Fund as the beneficiary of the LOC, in order to support the value of two defaulted fixed income securities issued by Voyager Lines Private

Placement and Ray & Ross Transport. Prior to receipt of the LOC, NBC unconditionally and irrevocably committed to support the value of these fixed income securities. These fixed income securities were holdings of the Fixed Income Fund as of June 30, 1997.

         The stated amount of the LOC exceeded the fair value of the two defaulted securities by $2,725,000 on the date the LOC was established. This amount, including accrued interest and contributed capital for the realized capital loss described above is accounted for as a capital contribution to the Fixed Income Fund. For further information regarding the Adviser's capital contribution and the LOC, see the notes to the financial statements which are a part of this Statement of Additional Information.


         The Adviser has licensed the name "First Market" to the Funds on a royalty-free basis, and the Adviser has reserved to itself the right to grant the non-exclusive right to use the name "First Market" to any other person. At such time as the Investment Advisory Agreement is no longer in effect, the Adviser may require the Funds to cease using the name "First Market."

SUB-ADVISERS

         Pursuant to the terms of the New Investment Advisory Agreement, the Adviser has entered into two separate Sub-Investment Advisory Agreements each dated as of January 1, 1998 (collectively, the "Sub-Advisory Agreements"). The first Sub-Advisory Agreement is with Miller Anderson & Sherrerd, LLP, One Tower Bridge, Suite 1100, West Conshohocken, Pennsylvania 19428 ("Miller Anderson"). The second Sub-Advisory Agreement is with Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, New York 10036 ("MSAM"). Pursuant to the terms of such Sub-Investment Advisory Agreements, Miller Anderson and MSAM have been retained by the Adviser to manage the investment and reinvestment of the assets of the Value Fund and the Fixed Income Fund, and the Money Market Fund and the Growth Fund, respectively, subject to the direction and control of the Adviser and the Group's Board of Trustees.

         Under this arrangement, the Sub-Advisers are responsible for the day-to-day management of their respective Funds' assets, investment performance, policies and guidelines, and maintaining certain books and records, and the Adviser is responsible for selecting and monitoring the performance of each of the Sub- Advisers, and for reporting the activities of the Sub-Advisers in managing those Funds to the Group's Board of Trustees.

         For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Adviser, MSAM receives from the Adviser a fee (computed daily and paid monthly as a percentage) based on the annual rates as follows: (1) for the Money Market Fund, 0.25% of the average daily net assets of such

Fund; and (2) for the Growth Fund, 0.625% of the average daily net assets of such Fund up to $20 million, 0.50% of the average daily net assets of such Fund from $20 million up to $30 million, and 0.375% of the average daily net assets of such Fund from $30 million to $35 million -- if the average daily net assets of such Fund equal or exceed $35 million, the annual rate of 0.56% of the average daily net assets of such Fund. For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Adviser, Miller Anderson receives from the Adviser a fee (computed daily and paid monthly as a percentage) based on the annual rates as follows: (1) for the Value Fund, 0.625% of the average daily net assets of such Fund up to $20 million, 0.50% of the average daily net assets of such Fund from $20 million up to $30 million, and 0.375% of the average daily net assets of such Fund from $30 million to $35 million -- if the average daily net assets of such Fund equal or exceed $35 million, the annual rate of 0.56% of the average daily net assets of such Fund; and (2) for the Fixed Income Fund, 0.50% of the average daily net assets of such Fund up to $25 million and 0.25% of the average daily net assets of such Fund from $25 million to $75 million -- if the average daily net assets of such Fund equal or exceed $75 million, the annual rate of 0.33% of the average daily net assets of such Fund.

PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement, the Adviser and Sub-Advisers determine, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Fund, the Fixed Income Fund and the Tennessee Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser or the appropriate Sub-Adviser, as the case may be, in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser or Sub-Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser or Sub-Adviser and does not reduce the advisory fees payable to the Adviser or Sub-Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or Sub- Adviser in carrying out its obligations to the Funds.

         Under the New Investment Advisory Agreement and Sub-Advisory Agreements, the Adviser and Sub-Advisers are permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Adviser and/or the Sub-Advisers do follow such a practice, they will do so on a basis which is fair and equitable to the Group and the affected Funds.

         While the Adviser and Sub-Advisers generally seek competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. For the fiscal years ended June 30, 1997, 1996 and 1995, the Group paid the following brokerage commissions on behalf of the Value Fund, the Growth Fund and the Fixed Income Fund.

                           Fiscal Years Ended June 30,

                          1997           1996             1995
                          ----           ----             ----
Value Fund               $66,887        $133,509        $171,045

Growth Fund               31,092          43,315          32,075

Fixed Income Fund          6,250            -0-            2,500


         During the past three fiscal years, no brokerage commissions were paid by the Group on behalf of the Money Market Fund or the Tennessee Fund. The Adviser, on behalf of the Value Fund and/or Growth Fund, may direct brokerage transactions to (1) Interstate Johnson Lane in return for the provision of portfolio management software and various news service subscriptions, including Barron's, Bloomburg, Morningstar, Baseline Financial Services and Value Line Institutional; and (2) Frank Russell in return for chart and graph services. For the fiscal year ended June 30, 1997, the amount of such transactions and related commissions on behalf of the Value Fund were $10,023,901 and $25,408, respectively, and on behalf of the Growth Fund were $7,518,418 and $20,037, respectively. Such brokerage transactions are subject to the requirements as to price and execution as described above.

         Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Group will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.


         It is expected that some of the Funds may execute brokerage transactions through NBC Capital Markets Group, Inc., which is a registered broker/dealer and a wholly owned subsidiary of the Adviser (the "Capital Markets Group"), or an affiliated broker of the Sub-Advisers, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the Commission.

         Under these provisions, the Capital Markets Group and such affiliated brokers are permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if written procedures approved by the Trust's Board of Trustees are in effect expressly permitting the Capital Markets Group and such affiliated brokers to receive and retain such compensation. The rules of the Commission and such procedures further require that commissions paid to the Capital Markets Group or such an affiliated broker by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. "Usual and customary" commissions are defined to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, a Fund may direct commission business to the Capital Markets Group or an affiliated broker of the Sub-Advisers for portfolio transactions other than on an exchange so long as the commissions charged are (1) not more than 2% of the sales price for sales effected in connection with a secondary distribution of securities or (2) not more than 1% of the purchase or sale price of such securities if the sale is otherwise effected. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Capital Markets Group and such affiliated brokers and will review these procedures periodically.


         Investment decisions for each Fund are made independently from those for the other funds of the Group or any other investment company or account managed by the Adviser. Any such other fund, investment company or account may also invest in the same securities as the Group on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Group, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser or Sub-Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Group.

         During the fiscal year ended June 30, 1997, the Money Market Fund held securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies. As of June 30, 1997, the Money Market Fund held $1,488,000 of commercial paper of Zion Securities.


GLASS-STEAGALL ACT

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         The Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information, the Investment Advisory Agreement and the Servicing Agreement without violation of applicable statutes and regulations. The Capital Markets Group believes that it possesses the legal authority to perform the services for the Funds as set forth in the Rule 12b-1 Agreement with BISYS, as described below, without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser or the Capital Markets Group from continuing to perform such services for the Group. In addition, current state securities laws on the issue of the registration of banks as brokers or dealers may differ from the interpretation of federal law, and banks and financial institutions may be required to register as dealers pursuant to the laws of a specific state. Depending upon the nature of any changes in the services which could be provided by the Adviser or the Capital Markets Group, the Board of Trustees of the Group would review the Group's relationship with the Adviser or the Capital Markets Group, as the case may be, and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser, the Capital Markets Group and/or the Adviser's affiliated and correspondent banks in connection with Customer purchases of Shares of any of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

ADMINISTRATOR

         BISYS serves as administrator (the "Administrator") to the Funds pursuant to an Administration Agreement dated as of November 1, 1997 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by National City Bank under the Custodial Services Agreement and by BISYS Fund Services Ohio, Inc. or BISYS Fund Services, Inc. (hereinafter jointly referred to as "BISYS Services") under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, and certain bookkeeping services; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, coordinate and supervise the preparation and filing all of the Funds' federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws; assist with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser under the Investment Advisory Agreement, by National City Bank under the Custodial Services Agreement and by BISYS Services under the Transfer Agency Agreement and Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


         The Administrator receives a fee from each Fund for its services as Administrator and for the fund accounting services described below, plus certain out-of-pocket expenses, equal a fee calculated daily and paid periodically, at the annual rate equal to twenty one-hundredths of one percent (0.20%) of that Fund's average daily net assets.


         For the fiscal years ended June 30, 1997, 1996 and 1995, the Administrator earned and voluntarily waived the amounts indicated below with respect to its administrative services to the indicated Funds:

                           Fiscal Years Ended June 30,

                                 1997                         1996                               1995
                                 ----                         ----                               ----
                           Fees          Fees          Fees             Fees                Fees         Fees
                           Earned       Waived        Earned           Waived              Earned       Waived
                           ------       ------        ------           ------              ------       ------
Money Market Fund          $274,696        --         $299,701            --               $314,096        --

Value Fund                  151,803        --         166,025             --                158,632        --


Fixed Income
  Fund                       48,039        --         68,916              --                 82,655        --

Tennessee Fund               37,541        --         39,991              --                 39,375        --

Growth Fund                  66,572       16,643      56,958            14,290               23,678       7,277



         Unless sooner terminated as provided therein, the Administration Agreement has an initial term expiring on October 31, 2003. The Administration Agreement thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

DISTRIBUTOR

         BISYS serves as agent for each of the Funds in the distribution of its Shares pursuant to a Distribution Agreement dated October 1, 1993, as amended as of June 3, 1994 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement remains in effect from year to year for successive annual periods ending March 31 if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of the Group, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, BISYS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. BISYS receives no compensation under the Distribution Agreement with the Group, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds, other than the Money Market Fund. For the three fiscal years ended June 30, 1997, 1996 and 1995, commissions paid to BISYS under the Distribution Agreement with respect to the sale of Shares of such Funds, after discounts to dealers, were $2,240, $5,030 and $27,404, respectively. For such years $246, $4,090 and $10,212, respectively, were reallowed by BISYS to the Capital Markets Group.

         As described in the Prospectus, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to pay BISYS for payments it makes to banks, including the Adviser, other institutions and broker-dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into with BISYS. The Plan authorizes each Fund to make payments to BISYS in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of that Fund. As required by Rule 12b-1, the Plan was approved by the Shareholders of each of the Funds and by the Board of Trustees, including a majority of the Trustees who are not interested persons of any of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

         The Board of Trustees of the Group believes that the Plan is in the best interests of each Fund since it encourages Fund growth and maintenance of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.


         As authorized by the Plan, BISYS has entered into Rule 12b-1 Agreements with the Capital Markets Group to provide certain distribution and shareholder services in connection with the distribution of the Shares of each of the Funds including, but not limited to, maintaining Shareholder relations, answering questions about the Funds and distributing prospectuses to persons other than Shareholders of the Funds. In consideration of such services BISYS has agreed to pay the Capital Markets Group a monthly fee, computed at the annual rate of up to 0.25% of the average aggregate net asset value of Shares held during the period in accounts for which the Capital Markets Group provided services under such agreement. BISYS will be compensated by each Fund in an amount equal to its payments to the Capital Markets Group under the Rule 12b-1 Agreement with respect to that Fund.

         The Group has also entered into Rule 12b-1 Agreements with BISYS pursuant to which BISYS has agreed to provide certain distribution and shareholder support services to each of the Funds and their Shareholders, including, but not limited to, advertising and marketing the Shares of the Funds, maintaining Shareholder relations, answering questions about the Funds, distributing prospectuses to persons other than Shareholders of the Funds, and providing such other services as a Fund may reasonably request. In consideration of such services, the Group has agreed to pay BISYS a monthly fee, computed at the annual rate of 0.25% of the average aggregate net asset value of Shares held during the period in client accounts for which BISYS has provided services under this Rule 12b-1 Agreement. Such fee may exceed the actual costs incurred by BISYS in providing such services.


         In addition, BISYS has entered into and may enter into, from time to time, other Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

         For the fiscal year ended June 30, 1997, the Group, on behalf of the Funds, incurred the following amounts pursuant to the Plan for payments made by the Group to BISYS and for payments made by BISYS to the Capital Markets Group for certain administrative and shareholder support services as more fully described above:


                                  PAYMENTS MADE
                                  PAYMENTS MADE      TO THE CAPITAL
            FUND                  TO BISYS         MARKETS GROUP
            ----                  --------         -------------
Money Market Fund                   $203,634             $   43

Value Fund                            71,767              4,111

Fixed Income Fund                     12,914                394

Tennessee Fund                        28,126                168

Growth Fund                           26,795                984



ADMINISTRATIVE SERVICES PLAN

         As described in the Prospectus, the Group has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including the Adviser, its correspondent and affiliated banks, and BISYS (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in a Fund. Payments to such Service Organizations are made pursuant to Servicing Agreements between the Group and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net asset value of that Fund. The Services Plan has been approved by the Board of Trustees of the Group, including a majority of the Trustees who are not interested persons of the Group (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Trustees"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Trustees shall be committed to the discretion of the Group's Disinterested Trustees. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

         As authorized by the Services Plan, the Group has entered into a Servicing Agreement with the Adviser pursuant to which the Adviser has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Shares;
(iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Adviser; (v) providing sub-accounting with respect to the Shares beneficially owned by the Adviser's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay the Adviser a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Adviser has provided services under the Servicing Agreement.


         For the fiscal year ended June 30, 1997, the Group incurred the following amounts on behalf of the designated Fund for payments made to the Adviser pursuant to the Services Plan: the Money Market Fund -- $194,676; the Value Fund -- $148,346; the Fixed Income Fund -- $56,742; the Tennessee Fund -- $26,308; and the Growth Fund -- $69,733. Such fees reflect the voluntary fee reductions made by the Adviser with respect to each of the Funds.


CUSTODIAN

         National City Bank, 1900 East 9th Street, Cleveland, Ohio 44114 serves as custodian (the "Custodian") to the Funds pursuant to the Custodial Services Agreement dated as of March 1, 1995. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

         BISYS Services serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for all of the Funds pursuant to the Transfer Agency Agreement dated September 1, 1992, as amended as of May 1, 1994. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Group's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Group on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record. For the three fiscal years ended June 30, 1997, 1996 and 1995, the Transfer Agent received the following fees from the Group for services as transfer agent for the Funds:


                           Fiscal Years Ended June 30,


                                      1997                    1996            1995
                                      ----                    ----            ----

                                        Fees                  Fees            Fees
                                        Received              Received       Received
                                        --------              --------       --------
Money Market Fund                       $28,413               $30,704        $24,708
Value Fund                               44,781                39,661         36,068
Fixed Income
  Fund                                   22,665                23,980         23,115
Tennessee Fund                           23,580                21,959         21,103
Growth Fund                              27,836                23,662         20,339



         In addition, BISYS Services provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated as of November 1, 1997. BISYS Services receives a fee from each Fund for such services as described above under "Administrator." Under such Agreement, BISYS Services maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

         For the fiscal years ended June 30, 1997, 1996 and 1995, BISYS Services received the fees indicated below with respect to its fund accounting services to the indicated Funds:

                           Fiscal Years Ended June 30,

FUND                                           1997       1996        1995
----                                           ----       ----        ----
Money Market Fund                            $42,510      $45,640    $47,114
Value Fund                                    31,306       31,181     30,902
Fixed Income
  Fund                                        31,777       34,256     35,829
Tennessee Fund                                47,917       49,248     48,522
Growth Fund                                   31,709       31,461     30,695



AUDITORS

         The financial statements of each of the Funds as of June 30, 1997, and for periods indicated therein, appearing in this Statement of Additional Information have been audited by KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

LEGAL COUNSEL

         Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215, is counsel to the Group and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES

         The Group is an Ohio business trust. The Group was organized on April 25, 1988, and the Group's Declaration of Trust was filed with the Secretary of State of Ohio on April 25, 1988. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Group presently has sixteen series of shares, one of which represents interests in the Money Market Fund, one of which represents interests in the Value Fund, one of which represents interests in the Fixed Income Fund, one of which represents interests in the Tennessee Fund and one of which represents interests in the Growth Fund. The other eleven series are The KeyPremier Prime Obligations Money Market Fund, The KeyPremier Pennsylvania Municipal Bond Fund, The KeyPremier Established Growth Fund, The KeyPremier Intermediate Term Income Fund, The KeyPremier Aggressive Growth Fund, The KeyPremier U.S. Treasury Obligations Money Market Fund, The KeyPremier Limited Duration Government Securities Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.


         As of October 16, 1997, the Adviser, either directly or through the Capital Markets Group, owned of record and beneficially 60.05% and 47.02%, respectively, of the outstanding Shares of the Money Market Fund; 90.88% and 90.88%, respectively, of the outstanding Shares of the Value Fund; 92.14% and 92.14%, respectively, of the outstanding Shares of the Fixed Income Fund; 80.10% and 80.10%, respectively, of the outstanding Shares of the Tennessee Fund; and 94.12% and 94.12%, respectively, of the outstanding Shares of the Growth Fund. Therefore, as of such date the Adviser may be presumed to control each of the Funds, and as a result of such control, the Adviser may have the power to approve the Investment Advisory Agreement for each of the Funds and to control any other matters submitted to the Shareholders of the Funds.

         As of October 16, 1997, Northern Trust Company, FBO Metropolitan Employee Benefit Board, P.O. Box 92956, Chicago, Illinois 60675, owned beneficially 34.89% of the outstanding Shares of the Money Market Fund; Mary Walker, 2724 Lombardy, Memphis, Tennessee 38111, owned beneficially 6.32% of the outstanding Shares of the Tennessee Fund; and National Financial Services Corp. For the Benefit of Our Clients, Church Street Station, P.O. Box 3908, New York, New York 10008-3908, owned of record 9.42% of the Tennessee Fund. To the knowledge of the Group, there are no other beneficial owners of 5% or more of the outstanding Shares of any of the Funds as of such date.


VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

ADDITIONAL TAX INFORMATION

         Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, each Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and, in taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, future contracts or foreign currencies held less than three months. In addition, to utilize the tax provisions specially applicable to regulated investment companies, each Fund must distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to Shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash.

         Distribution by a Fund of the excess of net mid-term or long-term capital gain over net short-term capital loss is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (or 10% for individuals in the 15% ordinary income tax bracket). Mid-term capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on mid-term capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for mid-term capital gains is more than one year but not more than eighteen months; the holding period for long-term capital gains is more than eighteen months.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.


         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction.


         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of any one Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.


         TAX CONSIDERATIONS RELATIVE TO CERTAIN DERIVATIVES.It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for the purpose of the 30% test.

         The 30% limit on gains from the disposition of certain options, futures, forward contracts, and swap contracts held less than three months, and the qualifying income and diversification requirements applicable to a Fund's assets, may limit the extent to which a Fund will be able to engage in these transactions.

         Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Funds may be "Section 1256 contracts." Section 1256 contracts held by a Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on
Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund.

Short-term capital gain is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.


         THE TENNESSEE FUND. The Tennessee Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tennessee Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans, and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from all or a portion of the Tennessee Fund's dividends being tax-exempt and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tennessee Fund may not be appropriate investments for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by the Tennessee Fund.

         The Code permits a regulated investment company which invests in Exempt Securities to pay to its Shareholders "exempt-interest dividends," which are excluded from gross income for federal income tax purposes, if at the close of each quarter of its taxable year at least 50% of its total assets consist of Exempt Securities.

         An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tennessee Fund that is derived from interest received by the Tennessee Fund that is excluded from gross income for federal income tax purposes, net of certain deductions, provided the dividend is designated as an exempt-interest dividend in a written notice mailed to Shareholders not later than sixty days after the close of the Tennessee Fund's taxable year. The percentage of the total dividends paid by the

Tennessee Fund during any taxable year that qualifies as exempt- interest dividends will be the same for all Shareholders of the Tennessee Fund receiving dividends during such year. Exempt- interest dividends shall be treated by the Tennessee Fund's Shareholders as items of interest excludable from their gross income for Federal income tax purposes under Section 103(a) of the Code. However, a Shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such Shareholder is a "substantial user" or a "related person" to such user under Section 147(a) of the Code with respect to any of the Exempt Securities held by the Tennessee Fund. If a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the Shareholder for six months or less, any loss on the sale or exchange of such Share shall be disallowed to the extent of the amount of such exempt-interest dividend.

         In general, interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if the Tennessee Fund distributes exempt-interest dividends during the Shareholder's taxable year. A Shareholder of the Tennessee Fund that is a financial institution may not deduct interest expense attributable to indebtedness incurred or continued to purchase or carry Shares of the Tennessee Fund if the Tennessee Fund distributes exempt-interest dividends during the Shareholder's taxable year. Certain federal income tax deductions of property and casualty insurance companies holding Shares of the Tennessee Fund and receiving exempt-interest dividends may also be adversely affected. In certain limited instances, the portion of Social Security benefits received by a Shareholder which may be subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends received by Shareholders of the Tennessee Fund.

         In the event the Tennessee Fund realizes mid-term or long-term capital gains, such Fund intends to distribute any realized net mid-term or long-term capital gains annually. If the Tennessee Fund distributes such gains, such Fund will have no tax liability with respect to such gains, and the distributions will be taxable to Shareholders as mid-term or long-term capital gains, respectively, regardless of how long the Shareholders have held their Shares. Any such distributions will be designated as a capital gain dividend in a written notice mailed by the Tennessee Fund to the Shareholders not later than sixty days after the close of the Tennessee Fund's taxable year. It should be noted, however, that long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket) and mid-term capital gains of individuals are taxed like ordinary income except that net mid-term capital gains of individuals are subject to a maximum federal income tax rate of

28%. Any net short-term capital gains are taxed at ordinary income tax rates. If a Shareholder receives a capital gain dividend with respect to any Share and then sells the Share before he has held it for more than six months, any loss on the sale of the Share is treated as long-term capital loss to the extent of the capital gain dividend received.

         Interest earned on certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. It is likely that exempt-interest dividends received by Shareholders from the Tennessee Fund will also be treated as tax preference items in computing the alternative minimum tax to the extent that distributions by the Tennessee Fund are attributable to such obligations. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings and profits over pre-book alternative minimum taxable income. Adjusted current earnings and profits would include exempt-interest dividends distributed by the Tennessee Fund to corporate Shareholders. For individuals the alternative minimum tax rate is 26% on alternative minimum taxable income up to $175,000 and 28% on the excess of $175,000; for corporations the alternative minimum tax rate is 20%.

         For taxable years of corporations beginning before 1996, the Superfund Revenue Act of 1986 imposes an additional tax (which is deductible for federal income tax purposes) on a corporation at a rate of 0.12 of one percent on the excess over $2,000,000 of such corporation's "modified alternative minimum taxable income", which would include a portion of the exempt-interest dividends distributed by the Tennessee Fund to such corporation. In addition, exempt-interest dividends distributed to certain foreign corporations doing business in the United States could be subject to a branch profits tax imposed by Section 884 of the Code.

         Distributions of exempt-interest dividends by the Tennessee Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on obligations which, if received directly, would be exempt from such taxes. The Tennessee Fund will report to its Shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on municipal obligations held by the Tennessee Fund during the preceding year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         As indicated in the Prospectus, the Tennessee Fund may acquire rights regarding specified portfolio securities under puts. See

"INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Tennessee Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tennessee Fund could acquire under the 1940 Act. Therefore, although the Tennessee Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.


         Although the Tennessee Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Tennessee Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Tennessee Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.


         Income itself exempt from Federal income taxation may be considered in addition to taxable income when determining whether Social Security payments received by a Shareholder are subject to federal income taxation.

         GENERAL. Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of a Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of a Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each Shareholder.

SEVEN-DAY YIELD OF THE MONEY MARKET FUND

         For the seven-day period ended June 30, 1997, the Money Market Fund's seven-day yield and seven-day effective yield were 4.28% and 4.37%, respectively. For the 30-day period ended June 30, 1997, the yield and effective yield for the Money Market Fund were 4.27% and 4.35%, respectively. The standardized seven-day yield for the Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account in the Money Market Fund having a balance of one Share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the account value of the Money Market Fund includes the value of additional Shares purchased with dividends from the original Share, dividends declared on both the original Share and any such additional Shares, and all fees, other than nonrecurring account or sales charges, that are charged to all Shareholder accounts in proportion to the length of the base period and assuming the Money Market Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The 30-day yield is calculated as described above except that the base period is 30 days rather than seven days.

         The effective yield for the Money Market Fund is computed by compounding the base period return, as calculated above, by adding 1 to the base period return raising the sum to a power equal to 365 divided by seven and subtracting 1 from the result.

YIELDS OF THE OTHER FUNDS

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," yields of the Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Fund Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of these Funds will vary from time to time depending upon market conditions, the composition of the particular Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

         In addition, with respect to the Tennessee Fund, tax equivalent yields will be computed by dividing that portion of such Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of that Fund which is not tax-exempt.


         For the 30-day period ended June 30, 1997, the yields for the Fixed Income Fund and the Tennessee Fund were 5.95% and 4.76%, respectively, assuming the imposition of the maximum sales charge, and 6.14% and 4.91%, respectively, excluding the effect of a sales charge. If the fee waivers and/or expense reimbursements described above and in the Prospectus had not been in place, the yields for the Fixed Income Fund and the Tennessee Fund, assuming the imposition of the maximum sales charge, would have been 5.74% and 3.97%, respectively, and 5.92% and 4.10%, respectively, excluding the effect of a sales charge. For the same period, the tax equivalent yields for the Tennessee Fund, assuming a 39.6% federal tax rate, were 7.88%, assuming the imposition of the maximum sales charge, and 8.13%, excluding the effect of a sales charge, and without the fee waivers and/or expense reimbursements, such tax equivalent yields would have been 6.57% and 6.77%, respectively.

CALCULATION OF TOTAL RETURN

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of Shares purchased by a hypothetical $1,000 investment in that Fund (less the maximum sales charge, if any) all additional Shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Each Fund, however, may also advertise aggregate total return in addition to average annual total return. Aggregate total return is a measure of the change in value of an investment in a Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.

         For the one year and five year periods ended June 30, 1997, and the respective periods from commencement of operations to June 30, 1997, the average annual returns with the maximum sales charge and without the maximum sales charges for the Funds were as follows:


                                                  WITH MAXIMUM                             WITHOUT MAXIMUM
                                                  SALES CHARGE                              SALES CHARGE

                                                                  SINCE                                       SINCE
                FUND                   1 YEAR      5 YEAR       INCEPTION       1 YEAR        5 YEAR        INCEPTION
                ----                   ------      ------       ---------       ------        ------        ---------
Money Market Fund(1)                     4.44%      3.89%     5.44%                4.44%       3.89%     5.44%

Value Fund(2)                           18.05%     13.77%     14.32%              23.66%      14.82%     15.25%

Fixed Income Fund(2)                     2.39%      3.06%     3.85%                5.55%       3.69%     4.41%

Tennessee Fund(3)                        4.17%       --       4.43%                7.38%        --       6.12%

Growth Fund(4)                          23.97%       --       20.52%              29.81%        --       22.25%


----------------------------
(1)      Commenced operations July 25, 1988.
(2)      Commenced operations October 31, 1991.
(3)      Commenced operations November 4, 1992.
(4)      Commenced operations April 15, 1994.


DISTRIBUTION RATES


         Each of the Funds, other than the Money Market Fund, may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus. For the fiscal year ended June 30, 1997, the distribution rates, including the maximum sales load and capital gains; the distribution rates, excluding the effect of capital gains but including a sales load; and the distribution rates, excluding the effect of both capital gains and a sales load, for the Value Fund, the Fixed Income Fund, the Tennessee Fund, and the Growth Fund, respectively, were as follows:



                                                                 EXCLUDING CAPITAL
                                   INCLUDING MAXIMUM                 GAINS BUT                  EXCLUDING BOTH
                                     SALES LOAD AND              INCLUDING MAXIMUM            CAPITAL GAINS AND
            FUND                     CAPITAL GAINS                  SALES LOAD                MAXIMUM SALES LOAD

Value Fund                               13.28%                        0.59%                        0.61%

Fixed Income Fund                        6.29%                         6.29%                        6.49%

Tennessee Fund                           4.99%                         4.99%                        5.14%

Growth Fund                              3.18%                         0.88%                        0.92%



PERFORMANCE COMPARISONS

         Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other banking institutions.

         From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Group; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Group may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Tennessee Fund may include in its advertisements charts comparing various tax-free yields to taxable yield equivalents at different income levels.

         Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to such Fund. Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield and total return to Customers.

MISCELLANEOUS

         Individual Trustees are generally elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Group entitled to vote may cause the Trustees to call a special meeting. However, the Group has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

         The Group is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

         Effective January 2, 1998, the names of the Riverside Capital Money Market Fund, the Riverside Capital Value Equity Fund, the Riverside Capital Fixed Income Fund, the Riverside Capital Tennessee Municipal Obligations Fund and the Riverside Capital Growth Fund changed to the First Market Money Market Fund, the First Market Value Equity Fund, the First Market Fixed Income Fund, the First Market Tennessee Municipal Obligations Fund and the First Market Growth Fund, respectively. Effective November __, 1997, the Riverside Capital Low Duration Government Securities Fund's operations and affairs were wound down, and such Fund was liquidated.

                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
 The Sessions Group--
 The Riverside Capital Funds:

We have audited the accompanying statements of assets and liabilities of The Sessions Group--The Riverside Capital Funds (comprised of the Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Growth Fund, Riverside Capital Fixed Income Fund, Riverside Capital Low Duration Government Securities Fund and Riverside Capital Tennessee Municipal Obligations Fund, collectively the Funds), including the schedules of portfolio investments as of June 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1997 by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Sessions Group--The Riverside Capital Funds at June 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP

Columbus, Ohio
August 22, 1997

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

                                          MONEY           VALUE
                                          MARKET         EQUITY       GROWTH
                                           FUND           FUND         FUND
                                       ------------    -----------  -----------
               ASSETS:
Investments, at value (cost
 $137,756,527; $57,793,710; and
 $24,543,367, respectively)..........  $137,756,527    $78,030,312  $37,369,819
Repurchase agreements (cost
 $1,488,296; $1,456,177; and $0, re-
 spectively).........................     1,488,296      1,456,177          --
                                       ------------    -----------  -----------
Total investments....................   139,244,823     79,486,489   37,369,819
Cash.................................           611          1,900          320
Interest and dividends receivable....     1,513,902        150,604       70,344
Prepaid expenses.....................         3,117             30          801
                                       ------------    -----------  -----------
  Total Assets.......................   140,762,453     79,639,023   37,441,284
                                       ------------    -----------  -----------
            LIABILITIES:
Dividends payable....................       491,130            --           --
Accrued expenses and other payables:
  Investment advisory fees...........         4,035          5,942        1,075
  Administration fees................         3,065          1,745          614
  Administrative services fees.......        19,505          7,557        4,318
  12b-1 fees.........................        13,823         11,178        4,520
  Custodian fees.....................         3,013          2,737        2,653
  Accounting fees....................           616            380          373
  Trustees' fees.....................           --           1,270          --
  Legal fees.........................         7,606         10,308        5,528
  Audit fees.........................        26,722         16,257        6,912
  Printing fees......................        15,785          7,027        3,058
  Transfer agent fees................           --           7,321        2,946
  Registration and filing fees.......         2,789          1,104          --
  Other..............................            16          1,815        3,873
                                       ------------    -----------  -----------
  Total Liabilities..................       588,105         74,641       35,870
                                       ------------    -----------  -----------
             NET ASSETS:
Capital..............................   140,217,042     53,750,542   23,198,904
Undistributed net investment income..         1,035         68,203        9,950
Net unrealized appreciation on in-
 vestments...........................           --      20,236,602   12,826,452
Accumulated undistributed net
 realized gains (losses) on
 investment transactions.............       (43,729)     5,509,035    1,370,108
                                       ------------    -----------  -----------
  Net Assets.........................  $140,174,348    $79,564,382  $37,405,414
                                       ============    ===========  ===========
Outstanding units of beneficial in-
 terest (shares).....................   140,207,056      5,123,020    2,136,152
                                       ============    ===========  ===========
Net asset value--redemption price per
 share...............................  $       1.00    $     15.53  $     17.51
                                       ============    ===========  ===========
Maximum Sales Charge.................                         4.50%        4.50%
                                                       ===========  ===========
Maximum Offering Price (100%/(100%--
 Maximum Sales Charge) of net asset
 value adjusted to nearest cent) per
 share...............................  $       1.00(a) $     16.26  $     18.34
                                       ============    ===========  ===========

------
(a) Offering price and redemption price are the same for the Money Market Fund.


                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

                                                        LOW DURATION  TENNESSEE
                                                         GOVERNMENT   MUNICIPAL
                                          FIXED INCOME   SECURITIES  OBLIGATIONS
                                              FUND          FUND        FUND
                                          ------------  ------------ -----------
                ASSETS:
Investments, at value (cost $18,051,043;
 $6,814,208; and $16,930,150, respec-
 tively)................................  $18,148,196    $6,860,099  $17,403,966
Interest and dividends receivable.......      295,217       111,784      403,412
Receivable from brokers for investments
 sold...................................          --            --       563,640
Unamortized organization costs..........          --            --         3,133
Prepaid expenses........................        3,609           193          959
                                          -----------    ----------  -----------
  Total Assets..........................   18,447,022     6,972,076   18,375,110
                                          -----------    ----------  -----------
              LIABILITIES:
Cash overdraft..........................      199,161           --           --
Payable for capital shares redeemed.....          252           --           --
Accrued expenses and other payables:
  Investment advisory fees..............          976           --            75
  Administration fees...................          400           114          402
  Administrative services fees..........        3,375         1,391        1,266
  12b-1 fees............................        1,034           266        3,165
  Custodian fees........................          329         8,618          438
  Accounting fees.......................          697           474        1,429
  Legal fees............................        1,770         7,201        6,533
  Audit fees............................        5,477         2,783        3,829
  Transfer agent fees...................        1,937         1,461        3,067
  Printing fees.........................        2,771         1,809        2,034
  Registration and filing fees..........        1,281           861           90
  Other.................................          783         2,106          422
                                          -----------    ----------  -----------
  Total Liabilities.....................      220,243        27,084       22,750
                                          -----------    ----------  -----------
              NET ASSETS:
Capital.................................   24,704,152     6,933,266   18,944,032
Undistributed net investment income.....       35,281        14,939       41,771
Net unrealized appreciation on invest-
 ments..................................       97,153        45,891      473,816
Accumulated undistributed net realized
 losses on investment transactions......   (6,609,807)      (49,104)  (1,107,259)
                                          -----------    ----------  -----------
  Net Assets............................  $18,226,779    $6,944,992  $18,352,360
                                          ===========    ==========  ===========
Outstanding units of beneficial interest
 (shares)...............................    2,099,019       694,680    1,843,918
                                          ===========    ==========  ===========
Net asset value--redemption price per
 share..................................  $      8.68    $    10.00  $      9.95
                                          ===========    ==========  ===========
Maximum Sales Charge....................         3.00%         2.00%        3.00%
                                          ===========    ==========  ===========
Maximum Offering Price (100%/(100%--Max-
 imum Sales Charge) of net asset value
 adjusted to nearest cent) per share....  $      8.95    $    10.20  $     10.26
                                          ===========    ==========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997

                                             MONEY        VALUE
                                             MARKET      EQUITY       GROWTH
                                              FUND        FUND         FUND
                                           ----------  -----------  ----------
INVESTMENT INCOME:
  Interest income......................... $7,473,132  $    25,268  $    5,539
  Dividend income.........................        --     1,671,207     707,799
                                           ----------  -----------  ----------
  Total Income............................  7,473,132    1,696,475     713,338
                                           ----------  -----------  ----------
EXPENSES:
  Investment advisory fees................    480,718      694,259     332,857
  Administration fees.....................    274,696      151,803      66,572
  Administrative services fees............    343,051      189,753      83,214
  12b-1 fees..............................    343,051      189,753      83,214
  Custodian fees..........................     35,910       15,139       6,767
  Accounting fees.........................     42,510       31,306      31,709
  Legal fees..............................     91,131       14,387       4,367
  Audit fees..............................     30,377       18,414       7,505
  Trustees' fees and expenses.............     16,040        9,064       3,265
  Transfer agent fees.....................     28,413       44,781      27,836
  Interest expense........................     34,819          --          --
  Registration and filing fees............      7,229        7,066       1,989
  Printing costs..........................     33,841       15,612       8,078
  Other...................................     17,458        8,787       5,871
                                           ----------  -----------  ----------
  Total Expenses..........................  1,779,244    1,390,124     663,244
  Less: Fee waivers.......................   (287,792)    (159,393)   (302,900)
                                           ----------  -----------  ----------
  Net Expenses............................  1,491,452    1,230,731     360,344
                                           ----------  -----------  ----------
  Net Investment Income...................  5,981,680      465,744     352,994
                                           ----------  -----------  ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
INVESTMENTS:
  Net realized gains (losses) on
       investment transactions............     (4,905)   8,840,538   1,370,108
  Change in unrealized appreciation on
       investments........................        --     6,722,105   7,020,864
                                           ----------  -----------  ----------
  Net realized/unrealized gains (losses)
  on investments..........................     (4,905)  15,562,643   8,390,972
                                           ----------  -----------  ----------
  Change in net assets resulting from
  operations.............................. $5,976,775  $16,028,387  $8,743,966
                                           ==========  ===========  ==========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997

                                                       LOW DURATION  TENNESSEE
                                             FIXED      GOVERNMENT   MUNICIPAL
                                            INCOME      SECURITIES  OBLIGATIONS
                                             FUND          FUND        FUND
                                          -----------  ------------ -----------
INVESTMENT INCOME:
  Interest income........................ $ 1,877,178    $472,604   $1,195,725
  Dividend income........................      27,571       8,356        9,855
                                          -----------    --------   ----------
  Total Income...........................   1,904,749     480,960    1,205,580
                                          -----------    --------   ----------
EXPENSES:
  Investment advisory fees...............     156,128      35,860      122,007
  Administration fees....................      48,039      14,344       37,541
  Administrative services fees...........      60,049      17,930       46,926
  12b-1 fees.............................      60,049      17,930       46,926
  Custodian fees.........................       8,157       2,030       10,067
  Accounting fees........................      31,777      31,418       47,917
  Legal fees.............................       1,833         812          928
  Audit fees.............................       6,273       3,281        4,374
  Organization costs.....................         --          --         8,819
  Trustees' fees and expenses............       2,061         559        1,634
  Transfer agent fees....................      22,665      20,566       23,580
  Registration and filing fees...........       3,110       1,540        1,627
  Printing costs.........................       4,544         542        3,622
  Other..................................       3,377       1,961        1,882
                                          -----------    --------   ----------
  Total Expenses.........................     408,062     148,773      357,850
  Less: Fee waivers......................     (50,442)    (54,508)    (152,040)
                                          -----------    --------   ----------
  Net Expenses...........................     357,620      94,265      205,810
                                          -----------    --------   ----------
  Net Investment Income..................   1,547,129     386,695      999,770
                                          -----------    --------   ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
INVESTMENTS:
  Net realized gains (losses) on
  investment transactions................    (434,866)    (12,845)     101,371
  Change in unrealized
       appreciation/depreciation on
       investments.......................  (2,855,544)     54,148      231,707
                                          -----------    --------   ----------
  Net realized/unrealized gains (losses)
  on investments.........................  (3,290,410)     41,303      333,078
                                          -----------    --------   ----------
  Change in net assets resulting from
  operations............................. $(1,743,281)   $427,998   $1,332,848
                                          ===========    ========   ==========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                   MONEY MARKET FUND           VALUE EQUITY  FUND             GROWTH FUND
                              ----------------------------  --------------------------  ------------------------
                               YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                JUNE 30,       JUNE 30,       JUNE 30,      JUNE 30,     JUNE 30,     JUNE 30,
                                  1997           1996           1997          1996         1997         1996
                              -------------  -------------  ------------  ------------  -----------  -----------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income...     $   5,981,680  $   6,961,437  $    465,744  $    837,145  $   352,994  $   389,143
 Net realized gains
   (losses) on
   investments
   transactions..........            (4,905)       141,785     8,840,538     9,340,011    1,370,108    1,167,209
 Net change in unrealized
   appreciation/depreciation
   on investments........               --             --      6,722,105     5,384,702    7,020,864    3,513,955
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets
   resulting from
   operations............         5,976,775      7,103,222    16,028,387    15,561,858    8,743,966    5,070,307
                              -------------  -------------  ------------  ------------  -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
   income................        (5,981,680)    (6,961,437)     (504,356)     (827,973)    (354,568)    (389,143)
 In excess of net
   investment income.....               --             --            --            --           --       (19,825)
 From net realized gains
   on investments........               --             --    (10,634,101)   (2,982,043)    (934,819)    (505,659)
 In excess of net
   realized gains on
   investments...........               --             --            --            --           --           --
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets
   from shareholder
   distributions.........        (5,981,680)    (6,961,437)  (11,138,457)   (3,810,016)  (1,289,387)    (914,627)
                              -------------  -------------  ------------  ------------  -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
   issued................       364,918,577    426,124,612     4,195,632     5,108,660    2,745,588   10,696,082
 Dividends reinvested....           336,522        512,232     5,098,769     1,808,516      568,918      383,839
 Cost of shares redeemed.      (359,396,813)  (450,674,926)  (15,675,083)  (17,877,680)  (7,131,040)  (2,953,582)
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets
   from
   capital transactions..         5,858,286    (24,038,082)   (6,380,682)  (10,960,504)  (3,816,534)  (8,126,339)
                              -------------  -------------  ------------  ------------  -----------  -----------
 Capital contributions...           175,344        138,311           --            --           --           --
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets....         6,028,725    (23,757,986)   (1,490,752)      791,338    3,638,045   12,282,019
NET ASSETS:
 Beginning of period.....       134,145,623    157,903,609    81,055,134    80,263,796   33,767,369   21,485,350
                              -------------  -------------  ------------  ------------  -----------  -----------
 End of period...........     $ 140,174,348  $ 134,145,623  $ 79,564,382  $ 81,055,134  $37,405,414  $33,767,369
                              =============  =============  ============  ============  ===========  ===========
SHARE TRANSACTIONS:
 Issued..................       364,918,578    426,124,613       290,948       373,123      182,434      832,694
 Reinvested..............           336,522        512,232       370,120       133,595       38,111       29,644
 Redeemed................      (359,396,813)  (450,674,926)   (1,111,533)   (1,209,025)    (493,776)    (222,427)
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in shares........         5,858,287    (24,038,081)     (450,465)     (783,307)    (273,231)     639,911
                              =============  =============  ============  ============  ===========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               LOW DURATION
                                                                GOVERNMENT           TENNESSEE MUNICIPAL
                                  FIXED INCOME FUND          SECURITIES FUND          OBLIGATIONS FUND
                              --------------------------  -----------------------  ------------------------
                               YEAR ENDED    YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED
                                JUNE 30,      JUNE 30,     JUNE 30,    JUNE 30,     JUNE 30,     JUNE 30,
                                  1997          1996         1997        1996         1997         1996
                              ------------  ------------  ----------  -----------  -----------  -----------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income...     $  1,547,129  $  2,177,545  $  386,695  $   399,991  $   999,770  $ 1,080,311
 Net realized gains
   (losses) on
   investments
   transactions..........         (434,866)   (1,646,585)    (12,845)      (1,813)     101,371      (37,429)
 Net change in unrealized
   appreciation/depreciation
   on investments........       (2,855,544)       29,430      54,148     (149,458)     231,707     (106,825)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in net assets
   resulting from
   operations............       (1,743,281)      560,390     427,998      248,720    1,332,848      936,057
                              ------------  ------------  ----------  -----------  -----------  -----------
DISTRIBUTIONS TO
    SHAREHOLDERS:
 From net investment
   income................       (1,546,955)   (2,163,561)   (389,508)    (399,991)    (974,115)  (1,077,559)
 In excess of net
   investment income.....              --            --          --        (3,182)         --           --
 In excess of net
   realized gains on
   investments...........              --       (104,990)        --        (2,537)         --          (906)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in net assets
   from shareholder
   distributions.........       (1,546,955)   (2,268,551)   (389,508)    (405,710)    (974,115)  (1,078,465)
                              ------------  ------------  ----------  -----------  -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
   issued................          789,954     2,751,575     110,306      688,187      893,164    3,937,416
 Dividends reinvested....          725,558       971,603     313,527      339,394      298,374      294,830
 Cost of shares redeemed.      (11,930,394)  (12,664,268)   (978,322)  (1,062,808)  (2,234,999)  (5,879,537)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in net assets
   from
   capital transactions..      (10,414,882)   (8,941,090)   (554,489)     (35,227)  (1,043,461)  (1,647,291)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Capital contribution....        3,084,688           --          --           --           --           --
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in net assets....      (10,620,430)  (10,649,251)   (515,999)    (192,217)    (684,728)  (1,789,699)
NET ASSETS:
 Beginning of period.....       28,847,209    39,496,460   7,460,991    7,653,208   19,037,088   20,826,787
                              ------------  ------------  ----------  -----------  -----------  -----------
 End of period...........     $ 18,226,779  $ 28,847,209  $6,944,992  $ 7,460,991  $18,352,360  $19,037,088
                              ============  ============  ==========  ===========  ===========  ===========
SHARE TRANSACTIONS:
 Issued..................           90,153       300,179      11,000       67,717       90,725      402,934
 Reinvested..............           82,987       106,183      31,418       33,512       30,318       30,243
 Redeemed................       (1,364,087)   (1,377,873)    (97,847)    (105,303)    (226,674)    (600,866)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in shares........       (1,190,947)     (971,511)    (55,429)      (4,074)    (105,631)    (167,689)
                              ============  ============  ==========  ===========  ===========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  PRINCIPAL                        SECURITY                          AMORTIZED
   AMOUNT                        DESCRIPTION                            COST
 ----------- ----------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES (98.3%):
 Federal Farm Credit Bank (11.1%):
 $15,500,000 5.46%, 9/1/98*......................................   $ 15,500,000
                                                                    ------------
 Federal Home Loan Bank (12.1%):
   3,000,000 5.25%, 8/14/97*.....................................      2,999,737
   5,000,000 5.77%, 11/5/97......................................      5,000,000
   2,000,000 5.88%, 2/26/98......................................      2,000,000
   2,000,000 5.70%, 3/4/98.......................................      2,000,000
   5,000,000 5.89%, 3/30/98......................................      5,000,000
                                                                    ------------
                                                                      16,999,737
                                                                    ------------
 Federal National Mortgage Assoc. (14.6%):
   3,000,000 5.25%, 7/28/97**....................................      2,999,327
   5,000,000 5.44%, 9/2/97**.....................................      4,999,267
  10,000,000 5.53%, 12/3/97*.....................................      9,997,898
   2,500,000 5.25%, 7/14/99*.....................................      2,492,002
                                                                    ------------
                                                                      20,488,494
                                                                    ------------
 Student Loan Marketing Assoc. (60.5%):
  10,000,000 5.24%, 10/14/97**...................................      9,997,925
     500,000 5.42%, 10/30/97**...................................        500,151
   4,830,000 5.24%, 11/24/97*....................................      4,827,330
   5,000,000 5.65%, 3/17/98......................................      5,000,000
   8,000,000 5.26%, 8/20/98**....................................      7,994,641

  PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
 ----------- ---------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Student Loan Marketing Assoc., continued:
 $ 2,000,000 5.26%, 9/28/98**...................................   $  1,998,532
   5,000,000 5.31%, 11/6/98*....................................      5,000,000
  20,000,000 5.26%, 11/10/98**..................................     19,987,702
   5,000,000 5.28%, 2/8/99**....................................      4,992,537
   7,000,000 5.27%, 2/22/99*....................................      6,990,017
   3,500,000 5.25%, 7/12/99*....................................      3,489,730
  14,000,000 5.29%, 8/2/99*.....................................     13,989,731
                                                                   ------------
                                                                     84,768,296
                                                                   ------------
  Total U.S. Government Agencies                                    137,756,527
                                                                   ------------
 REPURCHASE AGREEMENTS (1.1%):
   1,488,296 Zions Securities, 5.75%, 7/1/97, (Collateralized by
              $1,510,000 U.S. Treasury Notes, 6.25%, 5/31/99,
              Market Value = $1,513,775)........................      1,488,296
                                                                   ------------
  Total Repurchase Agreements                                         1,488,296
                                                                   ------------
  Total (Amortized Cost--
   $139,244,823)(a)                                                $139,244,823
                                                                   ============

------
Percentages indicated are based on net assets of $140,174,348.
(a)Cost for federal income tax and financial reporting purposes are the same.
* Floating Rate Certificates are securities with interest rates that change whenever a specific interest rate changes. The interest rate is based on an index of market interest rates or other index. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.
** Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL VALUE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS (96.9%):
 Automotive Parts (3.5%):
  76,650 Echlin, Inc..............................................   $ 2,759,400
                                                                     -----------
 Computers & Peripherals (5.6%):
 188,650 Amdahl Corp. (b).........................................     1,650,688
  30,900 International Business
          Machines Corp...........................................     2,786,793
                                                                     -----------
                                                                       4,437,481
                                                                     -----------
 Containers--Metal, Glass, Paper, Plastic (3.5%):
  94,050 Rubbermaid, Inc..........................................     2,797,988
                                                                     -----------
 Electrical Equipment (3.4%):
  51,835 Thomas & Betts Corp......................................     2,724,577
                                                                     -----------
 Entertainment (3.6%):
 100,000 Hasbro, Inc..............................................     2,837,500
                                                                     -----------
 Financial Services (2.0%):
  33,200 SunAmerica, Inc..........................................     1,618,500
                                                                     -----------
 Food Processing & Packaging (6.1%):
 144,100 J&J Snack Foods Corp. (b)................................     2,215,538
 105,800 McCormick & Company, Inc.................................     2,671,450
                                                                     -----------
                                                                       4,886,988
                                                                     -----------
 Insurance (13.6%):
 100,652 PXRE Corp................................................     3,095,049
  66,133 Travelers Group, Inc.....................................     4,170,511
  83,200 UNUM Corp................................................     3,494,400
                                                                     -----------
                                                                      10,759,960
                                                                     -----------
 Manufactured Housing (1.3%):
  42,600 Skyline Corp.............................................     1,049,025
                                                                     -----------
 Medical Services (3.4%):
 133,700 Value Health, Inc. (b)...................................     2,707,425
                                                                     -----------
 Metal & Mineral Production (2.3%):
  44,900 Cleveland Cliffs, Inc....................................     1,829,675
                                                                     -----------
 Oil & Gas (8.3%):
 121,000 Pride International Inc. (b).............................     2,904,000
 101,180 Valero Energy Corp.......................................     3,667,775
                                                                     -----------
                                                                       6,571,775
                                                                     -----------

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Oilfield Equipment & Services (2.7%):
  40,750 BJ Services Co.(b).......................................   $ 2,185,219
                                                                     -----------
 Pollution Control Services & Equipment (3.2%):
 148,700 Safety-Kleen Corp........................................     2,509,313
                                                                     -----------
 Real Estate Investment Trusts (8.5%):
 177,500 Equity Inns, Inc.........................................     2,374,063
  67,700 Mid-America Apartment Communities, Inc...................     1,899,831
  65,710 Storage USA, Inc.........................................     2,513,407
                                                                     -----------
                                                                       6,787,301
                                                                     -----------
 Restaurants (2.8%):
 241,750 Darden Restaurants, Inc..................................     2,190,859
                                                                     -----------
 Retail (4.5%):
 259,100 Hancock Fabrics, Inc.....................................     3,562,625
                                                                     -----------
 Savings & Loan Companies (3.0%):
  55,350 H. F. Ahmanson & Co......................................     2,380,050
                                                                     -----------
 Steel (3.1%):
 160,000 Birmingham Steel Corp....................................     2,480,000
                                                                     -----------
 Technology (3.3%):
 130,000 Global Industries Technology, Inc. (b)...................     2,665,000
                                                                     -----------
 Telecommunications (3.3%):
  77,000 Century Telephone Enterprise.............................     2,593,938
                                                                     -----------
 Tobacco & Tobacco Products (2.2%):
  64,500 UST, Inc.................................................     1,789,875
                                                                     -----------
 Trucking (3.7%):
 150,650 Werner Enterprises, Inc..................................     2,918,844
                                                                     -----------
  Total Common Stocks                                                 77,043,318
                                                                     -----------
 INVESTMENT COMPANIES (1.2%):
       1 Dreyfus Treasury Prime Fund..............................             1
 986,993 Riverside Capital Money Market Fund......................       986,993
                                                                     -----------
  Total Investment Companies                                             986,994
                                                                     -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL VALUE EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

 PRINCIPAL                        SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   -----------
 REPURCHASE AGREEMENTS (1.8%):
 $1,456,177 Zions Securities, 5.75%, 7/1/97, (Collateralized by
             $1,480,000 U.S. Treasury Notes, 6.25%, 5/31/99,
             Market Value = $1,483,700).........................   $ 1,456,177
                                                                   -----------
  Total Repurchase Agreements                                        1,456,177
                                                                   -----------
  Total (Cost--$59,249,887)(a)                                     $79,486,489
                                                                   ===========

------
Percentages indicated are based on net assets of $79,564,382.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................................... $22,299,584
      Unrealized depreciation......................................  (2,062,982)
                                                                    -----------
      Net unrealized appreciation.................................. $20,236,602
                                                                    ===========

(b)Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

                                   SECURITY                            MARKET
  SHARES                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 COMMON STOCKS (94.7%):
 Amusement & Recreation (2.1%):
    18,000 Cedar Fair L.P..........................................  $   787,500
                                                                     -----------
 Automotive Parts (1.9%):
    30,000 AutoZone Inc. (b).......................................      706,875
                                                                     -----------
 Banking (7.1%):
    19,000 NationsBank Corp........................................    1,225,500
    34,200 SouthTrust Corp.........................................    1,415,024
                                                                     -----------
                                                                       2,640,524
                                                                     -----------
 Beverages (3.5%):
    18,800 Coca-Cola Co............................................    1,311,300
                                                                     -----------
 Computers (1.0%):
    40,000 Checkmate Electronics,
            Inc. (b)...............................................      360,000
                                                                     -----------
 Computers & Peripherals (2.2%):
    15,000 Hewlett Packard Co......................................      840,000
                                                                     -----------
 Construction (2.7%):
    69,695 Clayton Homes, Inc......................................      993,154
                                                                     -----------
 Electrical Component (3.3%):
    60,000 World Access, Inc. (b)..................................    1,230,000
                                                                     -----------
 Electrical Equipment (4.2%):
    24,000 General Electric Co.....................................    1,569,000
                                                                     -----------
 Electronic & Electrical (2.3%):
    21,000 AMP, Inc................................................      876,750
                                                                     -----------
 Food Processing & Packaging (5.1%):
    25,000 Nabisco Holdings Corp...................................      996,875
    22,000 Sara Lee Corp...........................................      915,750
                                                                     -----------
                                                                       1,912,625
                                                                     -----------
 Furniture (2.2%):
    41,500 Heilig Myers Co.........................................      814,438
                                                                     -----------
 Household Products/Wares (2.6%):
     7,000 Procter & Gamble Co.....................................      988,750
                                                                     -----------
 Insurance (3.8%):
     9,500 American International Group, Inc.......................    1,419,063
                                                                     -----------
 Measuring & Controlling Devices (1.8%):
    20,100 Thermo Electron Corp. (b)...............................      683,400
                                                                     -----------
 Motels & Hotels (1.5%):
    37,100 Winston Hotels, Inc.....................................      558,819
                                                                     -----------

                                   SECURITY                            MARKET
  SHARES                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 COMMON STOCKS, CONTINUED:
 Office Equipment & Supplies (1.6%):
     8,400 Pitney Bowes, Inc.......................................  $   598,500
                                                                     -----------
 Oil--Integrated Companies (5.3%):
    14,800 Atlantic Richfield Co...................................    1,043,400
     8,500 Texaco, Inc. ...........................................      924,375
                                                                     -----------
                                                                       1,967,775
                                                                     -----------
 Pharmaceuticals (6.5%):
    17,500 Abbott Laboratories.....................................    1,168,125
    26,200 Schering-Plough Corp....................................    1,254,325
                                                                     -----------
                                                                       2,422,450
                                                                     -----------
 Real Estate Investment Trusts (5.3%):
    44,000 Merry Land & Investment Co., Inc........................      954,250
    27,300 Storage USA, Inc........................................    1,044,225
                                                                     -----------
                                                                       1,998,475
                                                                     -----------
 Restaurants (2.6%):
    37,000 Cracker Barrel Old Country
            Store, Inc.............................................      980,500
                                                                     -----------
 Retail (8.1%):
    31,200 Claire's Stores, Inc....................................      546,000
    21,700 Home Depot, Inc.........................................    1,495,943
    29,000 Wal-Mart Stores, Inc....................................      980,562
                                                                     -----------
                                                                       3,022,505
                                                                     -----------
 Semiconductors (3.6%):
     9,400 Intel Corp..............................................    1,333,038
                                                                     -----------
 Telecommunications (3.1%):
    15,500 Motorola, Inc...........................................    1,178,000
                                                                     -----------
 Tobacco (4.7%):
    39,600 Philip Morris Cos., Inc.................................    1,757,250
                                                                     -----------
 Toys & Bicycles--Manufacturing (3.2%):
    35,675 Mattel, Inc.............................................    1,208,491
                                                                     -----------
 Utilities--Telecommunications (3.4%):
    33,000 MCI Telecommunications Corp.............................    1,263,281
                                                                     -----------
  Total Common Stocks                                                 35,422,463
                                                                     -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

                                   SECURITY                            MARKET
  SHARES                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 INVESTMENT COMPANIES (5.2%):
 1,103,675 Dreyfus Treasury Prime Fund.............................  $ 1,103,675
   843,681 Riverside Capital Money
            Market Fund............................................      843,681
                                                                     -----------
  Total Investment Companies                                           1,947,356
                                                                     -----------
  Total (Cost--$24,543,367)(a)                                       $37,369,819
                                                                     ===========

------
Percentages indicated are based on net assets of $37,405,414.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................................... $13,092,101
      Unrealized depreciation......................................    (265,649)
                                                                    -----------
      Net unrealized appreciation.................................. $12,826,452
                                                                    ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSION GROUP
RIVERSIDE CAPITAL FIXED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- -------------------------------------------------------   ----------
 CORPORATE BONDS (15.0%):
 Industrial Goods & Services (8.8%):
 1,600,000 Voyager Lines Private Placement, 9.50%, 11/1/99 (b),
            secured by Bank of New York letter of credit,
            see note 5 (c)........................................   $1,600,000
 Transportation & Shipping (6.2%):
 1,125,000 Ray & Ross Transport, Inc., 10.00%, 2/1/06 secured by
            Bank of New York letter of credit, see note 5 (c).....    1,125,000
                                                                     ----------
  Total Corporate Bonds                                               2,725,000
                                                                     ----------
 TAXABLE MUNICIPAL BONDS (24.0%):
 Arkansas (7.0%):
 1,300,000 Union County Arkansas Revenue, Hillsboro Manor Project,
            9.50%, 9/1/17.........................................    1,269,125
                                                                     ----------
 Illinois (0.6%):
   111,718 Belleville, St. Clair County, CMO, 7.35%, 11/15/09.....      114,667
                                                                     ----------
 Oklahoma (5.6%):
 1,000,000 Oklahoma County Financial Authority, 8.05%, 10/1/09....    1,023,870
                                                                     ----------
 Tennessee (4.1%):
   745,000 Hamilton County, Tennessee Industrial Development
            Board, Multifamily Housing Revenue, Waterford
            Apartments, Project A, 8.50%, 8/1/10..................      740,560
                                                                     ----------
 West Virginia (6.7%):
   260,000 Summers County, West Virginia First Mortgage Gross
            Revenue Refunding, Limited Partnership, 8.00%,
            10/1/03...............................................      255,954

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 TAXABLE MUNICIPAL BONDS, CONTINUED:
 West Virginia, continued:
   980,000 West Virginia State Hospital Financial Authority,
            Hospital Revenue, Nellas Income Project, 9.50%,
            8/1/15...............................................   $   970,269
                                                                    -----------
                                                                      1,226,223
                                                                    -----------
  Total Taxable Municipal Bonds                                       4,374,445
                                                                    -----------
 U.S. TREASURY BONDS (0.3%):
    49,000 9.13%, 5/15/09........................................        55,708
                                                                    -----------
  Total U.S. Treasury Bonds                                              55,708
                                                                    -----------
 U.S. TREASURY NOTES (16.5%):
 3,000,000 6.38%, 4/30/99........................................     3,015,720
                                                                    -----------
  Total U.S. Treasury Notes                                           3,015,720
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (43.8%):
 Federal Home Loan Bank (12.4%):
 2,230,000 7.25%, 5/14/04........................................     2,260,908
                                                                    -----------
 Federal Home Loan Mortgage Corp. (14.6%):
 2,580,000 8.06%, 8/9/11, Callable 8/9/99 @ 100..................     2,667,694
                                                                    -----------
 Federal National Mortgage Assoc. (16.8%):
 1,000,000 7.30%, 5/13/04, Callable 5/13/99 @ 100................     1,001,590
 2,000,000 8.08%, 7/14/06, Callable 7/17/98 @ 100................     2,046,120
                                                                    -----------
                                                                      3,047,710
                                                                    -----------
  Total U.S. Government Agencies                                      7,976,312
                                                                    -----------

                                   Continued

THE SESSION GROUP
RIVERSIDE CAPITAL FIXED INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (0.0%):
       1   Dreyfus Treasury Prime Fund............................   $         1
   1,010   Riverside Capital Money Market Fund....................         1,010
                                                                     -----------
  Total Investment Companies                                               1,011
                                                                     -----------
  Total (Cost--$18,051,043)(a)                                       $18,148,196
                                                                     ===========

------
Percentages indicated are based on net assets of $18,226,779.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation......................................... $115,978
      Unrealized depreciation.........................................  (18,825)
                                                                       --------
      Net unrealized appreciation..................................... $ 97,153
                                                                       ========

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
(c) Absent the letter of credit the management of the Fund has deemed these fixed income securities to have no value based on the Fund's established securities valuation procedures.
CMO--Collateralized Mortgage Obligations

                      See notes to financial statements.

THE SESSION GROUP
RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

   SHARES
     OR
 PRINCIPAL                          SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------   ----------
 U.S. GOVERNMENT AGENCIES (94.6%):
 Federal Home Loan Bank (20.1%):
 $  700,000 3.83%, 7/15/98*........................................   $  682,465
    700,000 7.38%, 4/17/02.........................................      710,843
                                                                      ----------
                                                                       1,393,308
                                                                      ----------
 Federal Home Loan Mortgage Corp. (8.6%):
    600,000 6.75%, 11/27/01........................................      599,910
                                                                      ----------
 Federal National Mortgage Assoc. (28.6%):
  1,000,000 7.00%, 2/6/02..........................................    1,000,360
  1,000,000 6.83%, 3/10/06.........................................      985,090
                                                                      ----------
                                                                       1,985,450
                                                                      ----------
 Shipco 668 Series A-Title XI (3.9%):
    273,000 8.50%, 5/11/02**.......................................      269,479
                                                                      ----------

   SHARES
     OR
 PRINCIPAL                          SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------   ----------
 U.S. Treasury Notes (33.4%):
 $2,300,000 6.63%, 3/31/02.........................................   $2,320,562
                                                                      ----------
  Total U.S. Government Agencies                                       6,568,709
                                                                      ----------
 INVESTMENT COMPANIES (4.2%):
          8 Dreyfus Treasury Prime Fund............................            8
    291,382 Riverside Capital Money Market Fund....................      291,382
                                                                      ----------
  Total Investment Companies                                             291,390
                                                                      ----------
  Total (Cost--$6,814,208)(a)                                         $6,860,099
                                                                      ==========

------
Percentages indicated are based on net assets of $6,944,992.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.......................................... $54,872
      Unrealized depreciation..........................................  (8,981)
                                                                        -------
      Net unrealized appreciation...................................... $45,891
                                                                        =======

* Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.
 ** This security is guaranteed by U.S. Government Agency collateral.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS (75.0%):
 Georgia (2.3%):
 $  400,000 Atlanta, Georgia Housing Development Corp., Mortgage
             Revenue, 7.00%, 12/1/20, Callable 12/1/05 @ 102.....   $   427,432
                                                                    -----------
 Kentucky (0.6%):
    100,000 Pike County Public Corp., 6.00%, 9/1/18, Callable
             3/1/07 @ 102........................................       102,653
                                                                    -----------
 Louisianna (4.5%):
    750,000 New Orleans, Louisiana Audubon Park Revenue, 8.00%,
             4/1/12..............................................       822,615
                                                                    -----------
 Pennsylvania (1.4%):
    250,000 Schuylkill County, Pennsylvania Industrial
             Development Authority Revenue, Beverly Enterprises
             Project, 6.63%, 5/1/03..............................       253,998
                                                                    -----------
 Puerto Rico (1.4%):
    250,000 Puerto Rico CommonWealth GO, 6.00%, 7/1/14...........       259,460
                                                                    -----------
 Tennessee (64.1%):
      5,000 Blount County, Tennessee Health & Educational
             Facilities Board Revenue, Multifamily Mortgage,
             Maryville Towers Project, 6.20%, 7/20/28, GNMA......         5,111
    100,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.70%, 3/1/13.......................................       105,276
    105,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.70%, 3/1/14.......................................       110,361
    115,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.75%, 3/1/15.......................................       121,057
    125,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.75%, 3/1/16.......................................       131,301
    500,000 Hamilton County, Tennessee Industrial Development
             Board Revenue, Multifamily Housing, Park at 58
             Project, 6.70%, 3/1/21, Callable 3/1/06 @ 101.......       516,090
    250,000 Hamilton County, Tennessee Industrial Development
             Board Revenue, Multifamily Housing, Patten Towers,
             6.38%, 8/1/26, Callable 8/1/05 @ 102................       253,415
    890,000 Hamilton County, Tennessee Industrial Development
             Board Revenue, Multifamily Housing, Waterford Place
             Apartments Project, Series B, 6.60%, 2/1/24, FGIC...       895,580
    850,000 Hardeman County Correctional Facility, 7.00%, 8/1/04.       874,735
    300,000 Jackson, Tennessee Health, Educational & Housing,
             Posthouse Apartments, 7.00%, 5/1/17.................       316,182
    350,000 Knoxville, Tennessee Community Development Corp.,
             Clinton Towers Housing Revenue, Multifamily, 6.60%,
             10/15/07............................................       365,362
    250,000 Knoxville, Tennessee Community Development Corp.,
             Clinton Towers Housing Revenue, Multifamily, 6.65%,
             10/15/10............................................       259,603
    115,000 Manchester, Tennessee Water & Sewer Revenue, Series
             1992, GO, 6.00%, 7/1/06, AMBAC......................       119,155
    900,000 Maury County Industrial Development Board, PCR,
             6.50%, 9/1/24, Callable 9/1/04 @ 102................       959,913
    245,000 Memphis, Tennessee Health, Educational, & Housing
             Facilities Board, Mortgage Revenue, Edgewater
             Terrace Project, 7.38%, 1/20/27, FHA, LOC: First
             Alabama Birmingham..................................       261,322

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Tennessee, continued:
 $  250,000 Memphis, Tennessee Health, Educational, & Housing
             Facilities Board, Multifamily Refunding, River Trace
             II, 6.45%, 4/1/26...................................   $   260,210
    340,000 Memphis, Tennessee Referendum GO, 5.60%, 8/1/10......       348,551
    250,000 Metropolitan Government, Nashville & Davidson County,
             Tennessee Health & Educational Facilities Board
             Revenue, 1st Mortgage, Blakeford Project, 7.50%,
             7/1/99..............................................       252,525
     45,000 Metropolitan Government, Nashville & Davidson County,
             Tennessee Water & Sewer Revenue, 7.00%, 1/1/14......        45,561
    150,000 Morristown, Tennessee Housing Development Corp.,
             Multifamily Revenue, 6.25%, 5/1/18..................       155,561
    130,000 Poplar Grove, Tennesse Utility District, Waterworks
             Revenue Refunding & Improvement, 6.05%, 4/1/05......       138,724
    250,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Beverly
             Enterprises Project, 6.50%, 3/1/09..................       253,470
    725,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Heritage Place
             Project, 7.13%, 7/1/25, MBIA, FHA...................       807,940
    125,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Industrial
             Development, 1st Healthcare Project, 6.50%, 4/1/02..       125,850
  1,150,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Multifamily
             Housing, Windsor Apartments, 6.75%, 10/1/17.........     1,201,358
    500,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Trezevant Manor
             Project, 6.00%, 8/1/16..............................       491,885
    500,000 Shelby County, Tennessee, 6.00%, 4/15/24.............       501,595
    300,000 Shelby County, Tennessee, 6.63%, 7/1/17, Callable
             12/1/06 @ 102.......................................       307,344
    500,000 Shelby County, Tennessee, 6.75%, 1/1/28, Callable
             12/1/06 @ 102.......................................       513,580
    500,000 South Fulton, Tennessee Industrial Development
             Revenue, 6.35%, 10/1/15, Callable 10/1/05 @102......       518,745
    310,000 South Fulton, Tennessee Industrial Revenue Authority,
             6.00%, 10/1/10, Callable 10/1/05 @102...............       319,542
    235,000 Tennessee Housing Development, 5.90%, 7/1/18.........       236,936
                                                                    -----------
                                                                     11,773,840
                                                                    -----------
 West Virginia (0.7%):
    125,000 Summers County, West Virginia, First Mortgage Gross
             Revenue Refunding, 7.25%, 10/1/09...................       128,885
                                                                    -----------
  Total Municipal Bonds                                              13,768,883
                                                                    -----------
 INVESTMENT COMPANIES (2.0%):
    372,984 Dreyfus Municipal Cash Management Plus...............       372,984
                                                                    -----------
  Total Investment Companies                                            372,984
                                                                    -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 ALTERNATIVE MINIMUM TAX PAPER (17.8%):
 Oklahoma (1.7%):
 $  300,000 Oklahoma Development Finance Authority Revenue, First
             Mortgage, Bake Rite Income Project, 8.38%, 8/1/11...   $   306,384
                                                                    -----------
 Tennessee (16.1%):
    920,000 Loudon County, Tennessee Industrial Development
             Board, Solid Waste Disposal Revenue, Kimberly-Clark
             Corp. Project, 6.20%, 2/1/23........................       947,554
    100,000 Memphis Shelby County, Tennessee Airport Revenue,
             8.13%, 2/15/12, MBIA................................       104,200
    145,000 Tennessee Housing Development Agency Mortgage, Series
             A, 6.90%, 7/1/25....................................       152,637
    500,000 Tennessee Housing Development Agency Mortgage, Series
             C, 6.10%, 7/1/15....................................       510,885
    740,000 Tennessee Housing Development Agency, 7.05%, 7/1/20..       783,024
    440,000 Tennessee Housing Development, 6.45%, 7/1/21.........       457,415
                                                                    -----------
                                                                      2,955,715
                                                                    -----------
  Total Alternative Minimum Tax Paper                                 3,262,099
                                                                    -----------
  Total (Cost--$16,930,150)(a)                                      $17,403,966
                                                                    ===========

--------
Percentages indicated are based on net assets of $18,352,360.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation......................................... $489,617
      Unrealized depreciation.........................................  (15,801)
                                                                       --------
      Net unrealized appreciation..................................... $473,816
                                                                       ========

AMBAC--Insured by American Municipal Bond Assurance Corp.
FGIC--Insured by Financial Guaranty Insurance Corp.
FHA--Insured by Federal Housing Administration
GNMA--Insured by Government National Mortgage Assoc.
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Assoc.
PCR--Pollution Control Revenue

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997
1. ORGANIZATION:

 The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end management investment company. Between the date of organization and the dates of commencement of operations of the Riverside Capital Money Market Fund, the Riverside Capital Value Equity Fund, the Riverside Capital Growth Fund, the Riverside Capital Fixed Income Fund, the Riverside Capital Low Duration Government Securities Fund and the Riverside Capital Tennessee Municipal Obligations Fund (individually, a "Fund" and collectively, the "Funds"), each a series of the Group, the Funds earned no investment income and had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares") of the Funds.

 The investment objective of the Money Market Fund is to seek current income with liquidity and stability of principal. The investment objective of the Value Equity Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Growth Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Fixed Income Fund is to seek current income as well as preservation of capital by investing in a portfolio of high grade fixed income securities. The investment objective of the Low Duration Government Securities Fund is to seek current income consistent with preservation of capital. The investment objectives of the Tennessee Municipal Obligations Fund are to seek (1) income which is exempt from federal income tax and Tennessee state income tax, and (2) preservation of capital.

 The Group is authorized to issue an unlimited number of shares without par value. Sales of shares of the Funds may be made to customers of National Bank of Commerce ("NBC") and its affiliates, to all accounts of correspondent banks of NBC and to the general public. NBC serves as investment adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 SECURITIES VALUATION:

 Investments of the Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

 Investments in common and preferred stocks of the Value Equity Fund, the Growth Fund, the Fixed Income Fund, the Low Duration Government Securities Fund, and the Tennessee Municipal Obligations Fund (collectively, "the variable net asset value funds"), are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in corporate bonds, municipal securities

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

 and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest bid and asked quotations in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. The variable net asset value funds may also use an independent pricing service approved by the Board of Trustees to value certain other securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

 SECURITY TRANSACTIONS AND RELATED INCOME:

 Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 REPURCHASE AGREEMENTS:

 The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which NBC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

 REVERSE REPURCHASE AGREEMENTS:

 The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times. The Funds did not have significant holdings in reverse repurchase agreements during the fiscal year.

 DERIVATIVES:

 A derivative is defined as a financial instrument whose value is derived from the performance of underlying assets, interest rates and currency exchange rates, or indices, and include (but are not limited to) structured debt obligations, interest rate and currency swaps, future contracts, options, and forward currency contracts. The variable net asset value funds may invest in structured debt obligations for the purpose of mitigating interest rate risk in that fund. Such structured debt obligations may have floating interest rates that reset to various indices, which may include swap rates or floors, and which reset at periodic intervals, as disclosed in the accompanying Schedules of Portfolio Investments. Risks of entering into such transactions include the potential inability of the dealer to meet their obligations and unanticipated movements in the value of the

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

 security or the underlying assets or indices. It is possible that the Funds may incur a loss as a result of their investments in derivative instruments. It is each Fund's policy to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds limitation on investments in illiquid securities as set forth in that Funds investment restrictions. The Funds did not have significant holdings in derivative investments during the fiscal year, as described above.

 DIVIDENDS TO SHAREHOLDERS:

 Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the variable net asset value funds.

 Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, and deferral of certain losses. The following reclassification has been made to the components of net assets of the Money Market Fund and Fixed Income Fund as of June 30, 1997, to more clearly reflect the differences between financial statement amounts available for distribution and the amounts available for distribution to comply with income tax regulations: a decrease in capital and a corresponding decrease in accumulated undistributed net realized losses on investment transactions in the amount of $175,344 and $150,000, respectively.

 FEDERAL INCOME TAXES:

 It is the policy of each of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

 ORGANIZATION COSTS:

 All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Funds. Such expenses are amortized over a period of two years commencing with the date of the initial public offering (five years for the Tennessee Municipal Obligations Fund).

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 1997 are as follows:

                                                         PURCHASES     SALES
                                                        ----------- -----------
 Value Equity Fund..................................... $ 8,486,414 $26,983,657
 Growth Fund........................................... $ 7,537,463 $11,785,774
 Fixed Income Fund..................................... $46,649,671 $58,896,701
 Low Duration Government Securities Fund............... $ 7,346,080 $ 8,794,449
 Tennessee Municipal Obligations Fund.................. $ 7,099,444 $ 9,085,627

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

4. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Funds by NBC. Under the terms of the investment advisory agreement, NBC's fees are computed daily as a percentage of the average net assets of each Fund. NBC has agreed that if the aggregate expenses of the Funds, as defined, for any fiscal year exceed limitations of any state having jurisdiction over the Funds, NBC will refund to the Funds, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the year ended June 30, 1997.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Ohio serves the Funds as transfer agent and fund accountant.

 The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees are used by BISYS to pay banks, including NBC, broker dealers and other institutions, or to reimburse BISYS or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares.

 The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include NBC, its correspondent and affiliated banks and BISYS, for providing ministerial, recordkeeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund.

 BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended June 30, 1997, BISYS received $2,486 from commissions earned on sales of shares of the variable net asset value funds, of which $246 was reallowed to affiliated broker/dealers.

 The Funds may and do invest available cash balances in the Group's Money Market Fund.

 Fees may be voluntarily reduced to assist the Funds in maintaining more competitive expense ratios.
                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

 Information regarding these transactions is as follows for the year ended June 30, 1997:

                                             MONEY       VALUE
                                             MARKET     EQUITY       GROWTH
                                              FUND       FUND         FUND
                                            --------  -----------  -----------
 INVESTMENT ADVISORY FEES:
 Annual fee before voluntary fee reductions      .35%    1.00% of     1.00% of
  (percentage of average net assets).......                 first        first
                                                      $50 million  $50 million
                                                          .75% of      .75% of
                                                        remaining    remaining
 Voluntary fee reductions..................       --           --     $216,357
 ADMINISTRATION FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets).......      .20%         .20%         .20%
 Voluntary fee reductions..................       --           --      $16,643
 12B-1 FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets).......      .25%         .25%         .25%
 Voluntary fee reductions.................. $139,417     $117,986      $56,419
 ADMINISTRATIVE SERVICES FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets).......      .25%         .25%         .25%
 Voluntary fee reductions.................. $148,375      $41,407      $13,481
 FUND ACCOUNTANT AND TRANSFER AGENT FEES...  $70,923      $76,087      $59,545

                                                        LOW DURATION  TENNESSEE
                                                FIXED    GOVERNMENT   MUNICIPAL
                                               INCOME    SECURITIES  OBLIGATIONS
                                                FUND       FUND         FUND
                                               -------  ------------ -----------
 INVESTMENT ADVISORY FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)..........     .65%       .50%         .65%
 Voluntary fee reductions.....................      --    $35,860     $112,622
 ADMINISTRATION FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)..........     .20%       .20%         .20%
 Voluntary fee reductions.....................      --     $3,586           --
 12B-1 FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)..........     .25%       .25%         .25%
 Voluntary fee reductions..................... $47,135    $10,065      $18,800
 ADMINISTRATIVE SERVICES FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)..........     .25%       .25%         .25%
 Voluntary fee reductions.....................  $3,307     $4,997      $20,618
 FUND ACCOUNTANT AND TRANSFER AGENT FEES...... $54,442    $51,984      $71,497

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

5. CAPITAL CONTRIBUTIONS

 During the year ended June 30, 1995, NBC purchased securities from the Fund for their carrying value of $14,199,150 plus accrued interest. The market value of these securities at the date of the sale to NBC was $13,667,783. During the year ended, June 30, 1997, NBC voluntarily contributed $134,389 of its investment advisory fees and BISYS voluntarily contributed $40,955 of its administrative fees to the Money Market Fund. During the years ended June 30, 1996 and June 30, 1995, NBC voluntarily contributed $124,984 and $97,370, respectively, of its investment advisory fees to the Money Market Fund. In addition, during the year June 30, 1996 BISYS contributed $13,327 of its administrative fees to the Money Market Fund. The voluntary contribution of investment advisory and administrative fees, and the difference between the market value and the carrying value of the securities on the transaction date are reflected in the accompanying financial statements as a capital contribution to the Fund.

 During the year ended June 30, 1997, NBC voluntarily contributed $150,000 to reimburse the Fixed Income Fund for a loss realized on the disposition of a bond issued by Montalbano Builders. In addition, NBC voluntarily established an Irrevocable Letter of Credit (LOC) with The Bank of New York on June 4, 1997, with the Fixed Income Fund as the beneficiary of the LOC, in order to support the value of two defaulted fixed income securities issued by Voyager Lines Private Placement and Ray & Ross Transport. Prior to the Letter of Credit NBC unconditionally and irrevocably committed to support the value of these fixed income securities. These fixed income securities are holdings of the Fixed Income Fund as of June 30, 1997.

 The stated amount of the LOC is the lesser of $4,500,000 or the aggregate amount of the unpaid par value and accrued interest on these defaulted fixed income securities ($2,934,688 on the date the Letter of Credit was established June 4, 1997). The Letter of Credit is payable to the Fixed Income Fund upon certain payment events which include: (1) the issuer of one or both of these fixed income securities has failed to repay the beneficiary the par value and accrued interest due under the securities on the original maturity date of the respective securities or such later date agreed to by the Fixed Income Fund; (2) the Fixed Income Fund sells one or both of these fixed income securities; or (3) one or both of these fixed income securities have been disposed of and the Fixed Income Fund has either not assented to such disposition or has revoked assent to such disposition.

 The stated amount of the LOC exceeded the fair value of these securities by $2,725,000 on the date the LOC was established. This amount, including accrued interest and contributed capital for the realized loss on the Montalbano Security, is accounted for in the accompanying financial statements as a capital contribution to the Fixed Income Fund.

6. FEDERAL INCOME TAXES:

 For federal income tax purposes, the following Funds have capital loss carryforwards as of June 30, 1997, which are available to offset future capital gains, if any:

                                                                AMOUNT   EXPIRES
                                                              ---------- -------
 Money Market Fund........................................... $   41,870  2004
 Fixed Income Fund...........................................  2,812,097  2003
                                                               2,114,706  2004
                                                               1,586,579  2005

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

                                                                 AMOUNT  EXPIRES
                                                                 ------- -------
 Low Duration Government Securities.............................   8,905  2003
                                                                  23,561  2004
                                                                   1,840  2005
 Tennessee Municipal Obligations Fund........................... 138,752  2003
                                                                 968,507  2004

7. ELIGIBLE DISTRIBUTIONS (UNAUDITED):

 The Group designates the following eligible distributions for the dividends received deduction for corporations:

                                                              VALUE
                                                              EQUITY    GROWTH
                                                               FUND      FUND
                                                            ---------- --------
 Dividend Income........................................... $1,556,172 $581,028
 Dividend Income Per Share................................. $    0.093 $  0.131

8. EXEMPT-INTEREST INCOME DESIGNATIONS (UNAUDITED):

 The Sessions Group designates the following exempt-interest income for the Tennessee Municipal Obligations Fund's taxable year ended June 30, 1997:

      Exempt-Interest Distributions................................... $973,731
      Exempt-Interest Distributions Per Share......................... $   0.42

 The percentage break-down of the exempt-interest income by state for the Tennessee Municipal Obligations Fund's taxable year ended June 30, 1997 was as follows:

      Alabama..........................................................    0.26%
      Arkansas.........................................................    0.04%
      Georgia..........................................................    2.28%
      Kansas...........................................................    0.63%
      Kentucky.........................................................    0.18%
      Louisiana........................................................    4.51%
      Oklahoma.........................................................    2.10%
      Pennsylvania.....................................................    2.48%
      Puerto Rico......................................................    0.81%
      South Carolina...................................................    1.19%
      Tennessee........................................................   83.39%
      West Virginia....................................................    1.82%
      Wyoming..........................................................    0.31%
                                                                         ------
                                                                         100.00%

 For the year ended June 30, 1997, 14.50% of the income earned by the Tennessee Municipal Obligations may be subject to the alternative minimum tax.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                       MONEY MARKET FUND
                          ---------------------------------------------------------
                                      YEAR ENDED JUNE 30,
                          ---------------------------------------------------------
                            1997         1996         1995         1994      1993
                          --------     --------     --------     --------  --------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $   1.00     $   1.00     $   1.00     $   1.00  $   1.00
                          --------     --------     --------     --------  --------
Investment Activities
  Net investment income.     0.044        0.046        0.044        0.026     0.032
  Net realized losses...       --           --        (0.004)         --        --
                          --------     --------     --------     --------  --------
    Total from Invest-
     ment
     Activities.........     0.044        0.046        0.040        0.026     0.032
                          --------     --------     --------     --------  --------
Distributions
  Net investment income.    (0.044)      (0.046)      (0.044)      (0.026)   (0.032)
                          --------     --------     --------     --------  --------
    Total Distributions.    (0.044)      (0.046)      (0.044)      (0.026)   (0.032)
                          --------     --------     --------     --------  --------
Capital transactions....       --           --         0.004          --        --
                          --------     --------     --------     --------  --------
NET ASSET VALUE, END OF
 PERIOD.................  $   1.00     $   1.00     $   1.00     $   1.00  $   1.00
                          ========     ========     ========     ========  ========
Total Return............      4.44%(a)     4.75%(a)     4.44%(a)     2.65%     3.20%
RATIOS/SUPPLEMENTAL DA-
 TA:
Net Assets, at end of
 period (000)...........  $140,174     $134,146     $157,904     $128,001  $141,840
Ratio of expenses to av-
 erage net assets.......      1.09%        0.99%        0.97%        0.95%     0.85%
Ratio of net investment
 income to average net
 assets.................      4.36%        4.65%        4.41%        2.62%     3.17%
Ratio of expenses to av-
 erage net assets*......      1.30%        1.20%        1.18%        1.09%     0.94%
Ratio of net investment
 income to average net
 assets*................      4.15%        4.44%        4.20%        2.48%     3.08%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The capital contribution had no impact on the total return for the years ended June 30, 1995, June 30, 1996, and June 30, 1997.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                              VALUE EQUITY FUND
                                   -------------------------------------------
                                             YEAR ENDED JUNE 30,
                                   -------------------------------------------
                                    1997     1996     1995     1994     1993
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................... $ 14.54  $ 12.63  $ 12.67  $ 11.57  $ 11.04
                                   -------  -------  -------  -------  -------
Investment Activities
  Net investment income...........    0.09     0.14     0.14     0.07     0.21
  Net realized and unrealized
   gains on investments...........    3.06     2.40     0.76     1.28     0.96
                                   -------  -------  -------  -------  -------
    Total from Investment
     Activities...................    3.15     2.54     0.90     1.35     1.17
                                   -------  -------  -------  -------  -------
Distributions
  Net investment income...........   (0.10)   (0.14)   (0.13)   (0.06)   (0.22)
  In excess of net investment
   income.........................     --       --       --       --       --
  Net realized gains..............   (2.06)   (0.49)   (0.15)   (0.19)   (0.42)
  In excess of net realized gains.              --     (0.66)     --       --
                                   -------  -------  -------  -------  -------
    Total Distributions...........   (2.16)   (0.63)   (0.94)   (0.25)   (0.64)
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD.... $ 15.53  $ 14.54  $ 12.63  $ 12.67  $ 11.57
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charges).........................   23.66%   20.50%    8.03%   11.76%   10.94%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000)............................ $79,564  $81,055  $80,264  $79,232  $52,629
Ratio of expenses to average net
 assets...........................    1.62%    1.58%    1.58%    1.36%    0.73%
Ratio of net investment income to
 average
 net assets.......................    0.61%    1.01%    1.13%    0.52%    1.84%
Ratio of expenses to average net
 assets*..........................    1.83%    1.79%    1.79%    1.74%    1.69%
Ratio of net investment income to
 average
 net assets*......................    0.40%    0.80%    0.92%    0.14%    0.88%
Portfolio turnover................   11.47%   27.89%   35.64%   62.17%   16.13%
Average commission rate paid (a).. $0.0604  $0.0605      --       --       --

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure of these rates were not required until fiscal year 1996.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                   GROWTH FUND
                                        ------------------------------------
                                                                   APRIL 15,
                                          YEAR ENDED JUNE 30,       1994 TO
                                        -------------------------  JUNE 30,
                                         1997     1996     1995    1994 (B)
                                        -------  -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD...  $14.01  $ 12.14  $  9.82   $10.00
                                        -------  -------  -------   ------
Investment Activities
  Net investment income................    0.16     0.18     0.16      --
  Net realized and unrealized gains
   (losses) on investments.............    3.92     2.13     2.30    (0.18)
                                        -------  -------  -------   ------
    Total from Investment Activities...    4.08     2.31     2.46    (0.18)
                                        -------  -------  -------   ------
Distributions
  Net investment income................   (0.16)   (0.18)   (0.14)     --
  In excess of net investment income...     --     (0.01)     --       --
  Net realized gains...................   (0.42)   (0.25)     --       --
                                        -------  -------  -------   ------
    Total Distributions................   (0.58)   (0.44)   (0.14)     --
                                        -------  -------  -------   ------
NET ASSET VALUE, END OF PERIOD.........  $17.51  $ 14.01  $ 12.14   $ 9.82
                                        =======  =======  =======   ======
Total Return (excludes sales charges)..   29.91%   19.35%   25.27%   (1.80)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)..... $37,405  $33,767  $21,485   $6,345
Ratio of expenses to average net
 assets................................    1.08%    1.05%    1.24%    2.59%(d)
Ratio of net investment income to
 average net assets....................    1.06%    1.37%    1.64%    0.25%(d)
Ratio of expenses to average net
 assets*...............................    1.99%    1.97%    2.51%    3.90%(d)
Ratio of net investment income (loss)
 to average net assets*................    0.15%    0.45%    0.37%   (1.07)%(d)
Portfolio turnover.....................   24.07%   31.22%   29.36%    0.00%
Average commissions rate paid (a)...... $0.0696  $0.0686      --       --

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure of these rates were not required until fiscal year 1996.
(b)Period from commencement of operations.
(c)Not annualized.
(d)Annualized.
                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                           FIXED INCOME FUND
                                -----------------------------------------------
                                          YEAR ENDED JUNE 30,
                                -----------------------------------------------
                                 1997        1996     1995     1994      1993
                                -------     -------  -------  -------   -------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $  8.77     $  9.27  $  9.43  $ 10.44   $ 10.26
                                -------     -------  -------  -------   -------
Investment Activities
  Net investment income.......     0.57        0.59     0.58     0.57      0.68
  Net realized and unrealized
   gains (losses) on
   investments................    (1.39)      (0.48)   (0.15)   (0.76)     0.27
                                -------     -------  -------  -------   -------
    Total from Investment
     Activities...............     (.82)       0.11     0.43    (0.19)     0.95
                                -------     -------  -------  -------   -------
Distributions
  Net investment income.......    (0.56)      (0.58)   (0.58)   (0.57)    (0.69)
  In excess of net investment
   income.....................      --          --     (0.01)     --        --
  Net realized gains..........      --          --       --       --      (0.08)
  In excess of net realized
   gains......................      --        (0.03)     --     (0.25)      --
                                -------     -------  -------  -------   -------
    Total Distributions.......    (0.56)      (0.61)   (0.59)   (0.82)    (0.77)
                                -------     -------  -------  -------   -------
Capital Transactions..........  $  1.29         --       --       --        --
                                -------     -------  -------  -------   -------
NET ASSET VALUE, END OF
 PERIOD.......................  $  8.68     $  8.77  $  9.27  $  9.43   $ 10.44
                                =======     =======  =======  =======   =======
Total Return (excludes sales
 charges).....................     5.55%(a)    1.05%    4.82%   (2.20)%    9.64%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000)........................  $18,227     $28,847  $39,496  $42,309   $35,951
Ratio of expenses to average
 net assets...................     1.49%       1.48%    1.43%    1.37%     0.74%
Ratio of net investment income
 to average
 net assets...................     6.44%       6.32%    6.33%    5.61%     6.65%
Ratio of expenses to average
 net assets*..................     1.70%       1.69%    1.64%    1.70%     1.42%
Ratio of net investment income
 to average
 net assets*..................     6.23%       6.11%    6.12%    5.28%     5.97%
Portfolio turnover............   196.97%     363.84%  223.29%  328.44%   234.71%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The total return for 1997 includes the effect of a capital contribution from the Investment Advisor. Without the capital contribution the total return would have been (12.33%).

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                              LOW DURATION GOVERNMENT
                                                  SECURITIES FUND
                                           ---------------------------------
                                                                   APRIL 15,
                                           YEAR ENDED JUNE 30,      1994 TO
                                           ----------------------  JUNE 30,
                                            1997    1996    1995   1994 (A)
                                           ------  ------  ------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD...... $ 9.95  $10.15  $ 9.93   $10.00
                                           ------  ------  ------   ------
Investment Activities
  Net investment income...................   0.54    0.53    0.56     0.07
  Net realized and unrealized gains
   (losses) on investments................   0.05   (0.20)   0.21    (0.08)
                                           ------  ------  ------   ------
    Total from Investment Activities......   0.59    0.33    0.77    (0.01)
                                           ------  ------  ------   ------
Distributions
  Net investment income...................  (0.54)  (0.53)  (0.55)   (0.06)
                                           ------  ------  ------   ------
    Total Distributions...................  (0.54)  (0.53)  (0.55)   (0.06)
                                           ------  ------  ------   ------
NET ASSET VALUE, END OF PERIOD............ $10.00  $ 9.95  $10.15   $ 9.93
                                           ======  ======  ======   ======
Total Return (excludes sales charges).....   6.12%   3.31%   8.03%   (0.13)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)........ $6,945  $7,461  $7,653   $7,692
Ratio of expenses to average net assets...   1.31%   1.44%   1.33%    2.85%(b)
Ratio of net investment income to average
 net assets...............................   5.39%   5.19%   5.67%    3.63%(b)
Ratio of expenses to average net assets*..   2.07%   2.20%   2.10%    3.67%(b)
Ratio of net investment income to average
 net assets*..............................   4.63%   4.43%   4.89%    2.81%(b)
Portfolio turnover........................ 104.79%  20.87%  34.47%   21.20%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                 TENNESSEE MUNICIPAL OBLIGATIONS FUND
                              ------------------------------------------------
                                                                   NOVEMBER 4,
                                    YEAR ENDED JUNE 30,              1992 TO
                              ----------------------------------    JUNE 30,
                               1997     1996     1995     1994      1993 (A)
                              -------  -------  -------  -------   -----------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $  9.76  $  9.84  $  9.81  $ 10.44     $ 10.00
                              -------  -------  -------  -------     -------
Investment Activities
  Net investment income.....     0.53     0.53     0.50     0.48        0.30
  Net realized and
   unrealized gains
   (losses) on investments..     0.17    (0.08)    0.03    (0.57)       0.43
                              -------  -------  -------  -------     -------
    Total from Investment
     Activities.............     0.70     0.45     0.53    (0.09)       0.73
                              -------  -------  -------  -------     -------
Distributions
  Net investment income.....    (0.51)   (0.53)   (0.50)   (0.48)      (0.29)
  In excess of net realized
   gains....................      --       --       --     (0.06)        --
                              -------  -------  -------  -------     -------
    Total Distributions.....    (0.51)   (0.53)   (0.50)   (0.54)      (0.29)
                              -------  -------  -------  -------     -------
NET ASSET VALUE, END OF
 PERIOD.....................  $  9.95  $  9.76  $  9.84  $  9.81     $ 10.44
                              =======  =======  =======  =======     =======
Total Return (excludes sales
 charges)...................     7.38%    4.67%    5.61%   (1.00)%      7.39%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000)......................  $18,352  $19,037  $20,827  $19,965     $17,425
Ratio of expenses to average
 net assets.................     1.10%    0.98%    1.12%    1.19%       0.82%(b)
Ratio of net investment
 income to average
 net assets.................     5.33%    5.40%    5.24%    4.67%       4.76%(b)
Ratio of expenses to average
 net assets*................     1.91%    1.83%    1.98%    1.99%       1.62%(b)
Ratio of net investment
 income to average
 net assets*................     4.52%    4.55%    4.38%    3.87%       3.96%(b)
Portfolio turnover..........    38.66%   60.76%   62.59%   86.57%      52.52%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                       See notes to financial statements.

                                    APPENDIX


         COMMERCIAL PAPER RATINGS. Commercial paper ratings of Standard & Poor's Ratings Service ("S&P") are current assessments of the likelihood of timely payment of debt considered short term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 by S&P indicates adequate capacity for timely payment. Such paper is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B by S&P is regarded as having only speculative capacity for timely payment. Commercial paper rated C by S&P is regarded as short-term obligations with a doubtful capacity for payment. Commercial paper rated D by S&P is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


         Moody's Investors Service, Inc.'s ("Moody's") commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.


         Commercial paper rated F-1+ by Fitch Investors Service, Inc. ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F-1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, I.E., F-1+. Commercial paper rated F-2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings. Commercial paper rated F-3 by Fitch is regarded as having characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. Commercial paper rated F-S by Fitch is regarded as having characteristics suggesting a minimal degree of assurance for timely payment and is vulnerable to near term adverse changes in financial and economic conditions. Commercial paper rated D by Fitch is in actual or imminent payment default.


         The description of the three highest short-term debt ratings by Duff & Phelps, Inc. ("Duff") (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category) are as follows. Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- is regarded as having a high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are minor. Duff 2 is regarded as having a good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 is regarded as having a satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 is considered as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 indicates that the issuer has failed to meet scheduled principal and/or interest payments.

         Commercial paper rated A1 by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA") is regarded by IBCA as obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment. Obligations rated A3 are supported by a satisfactory capacity for timely repayment. Obligations rated B are those for which there is an uncertainty as to the capacity to ensure timely repayment. Obligations rated C are those for which there is a high risk of default or which are currently in default.

         The following summarizes the description of the three highest short-term ratings of Thomson BankWatch, Inc. ("Thomson"). TBW-1 is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1." TBW-3 is the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. TBW-4 is the lowest rating category and is regarded as non-investment grade and therefore speculative.

         The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

         CORPORATE DEBT RATINGS. A S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         The following summarizes the four highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         The following summarizes the four highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles.

         To provide more detailed indications of credit quality, the ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         The following summarizes the four highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings.

         The following summarizes IBCA's four highest long-term debt ratings. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA are those for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A are those for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB are those for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         The following summarizes Thomson's description of its four highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed). AAA is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. AA is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. A is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

MUNICIPAL OBLIGATIONS RATINGS

         The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG-1 or VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2 or VMIG-2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG-3 or VMIG-3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         S&P SP-1, SP-2, and SP-3 municipal note ratings (the three highest ratings assigned) are described as follows:

                  "SP-1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  "SP-2": Satisfactory capacity to pay principal and interest.

                  "SP-3": Speculative capacity to pay principal and interest.

         The following summarizes the four highest ratings used by Moody's for state and municipal bonds:

                  "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa": Bonds which are considered as medium grade obligations, i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         The following summarizes the four highest ratings used by S&P for state and municipal bonds:

                  "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                  "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                  "BBB": Debt which has adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal

Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

                             Registration Statement
                                       of
                               THE SESSIONS GROUP
                                       on
                                   Form N-1A


PART C.           OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

         (a)      Financial Statements:

                  Included in Part A:


            (i) First Market Money Market Fund (f/k/a Riverside Capital Money Market Fund)

                           Financial Highlights

            (ii) First Market Value Equity Fund (f/k/a Riverside Capital Value Equity Fund)

                           Financial Highlights

            (iii) First Market Fixed Income Fund (f/k/a Riverside Capital Fixed Income Fund)

                           Financial Highlights

            (iv) First Market Tennessee Municipal Obligations Fund (f/k/a Riverside Capital Tennessee Municipal Obligations Fund)

                           Financial Highlights

             (v)           First Market Growth Fund (f/k/a Riverside Capital
                           Growth Fund)

                           Financial Highlights

            (vi)           KeyPremier Prime Money Market Fund

                           Financial Highlights

           (vii)           KeyPremier Pennsylvania Municipal Bond Fund

                           Financial Highlights

             (x)           1st Source Monogram Diversified Equity Fund

                           Financial Highlights

            (xi)           1st Source Monogram Income Equity Fund

                           Financial Highlights

           (xii)           1st Source Monogram Special Equity Fund

                           Financial Highlights

          (xiii)           1st Source Monogram Income Fund

                           Financial Highlights

           (xiv)           KeyPremier Established Growth Fund

                           Financial Highlights

            (xv)           KeyPremier Intermediate Term Income Fund

                           Financial Highlights

           (xvi)           KeyPremier Aggressive Growth Fund

                           Financial Highlights

          (xvii)           KeyPremier U.S. Treasury Obligations Money Market
                           Fund

                           Financial Highlights

         (xviii)           KeyPremier Limited Duration Government Securities
                           Fund

                           Financial Highlights


                  Included in Part B:


                  (i) First Market Money Market Fund (f/k/a Riverside Capital Money Market Fund)

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities dated June 30, 1997.

                           Statements of Operations for the year ended June 30, 1997.

                           Statements of Changes in Net Assets for the years ended June 30, 1997 and 1996.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the years ended June 30, 1997, 1996, 1995, 1994 and 1993.


            (ii) First Market Value Equity Fund (f/k/a Riverside Capital Value Equity Fund)


                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities dated June 30, 1997.

                           Statements of Operations for the year ended June 30, 1997.

                           Statements of Changes in Net Assets for the years ended June 30, 1997 and 1996.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the years ended June 30, 1997, 1996, 1995, 1994 and 1993.


             (iii) First Market Fixed Income Fund (f/k/a Riverside Capital Fixed Income Fund)


                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities dated June 30, 1997.

                           Statements of Operations for the year ended June 30, 1997.

                           Statements of Changes in Net Assets for the years ended June 30, 1997 and 1996.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the years ended June 30, 1997, 1996, 1995, 1994 and 1993.


              (iv) First Market Tennessee Municipal Obligations Fund (f/k/a Riverside Capital Tennessee Municipal Obligations Fund)

                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the year ended June 30, 1997.

                           Statements of Changes in Net Assets for the years ended June 30, 1997 and 1996.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the years ended June 30, 1997, 1996, 1995 and 1994, and for the period from commencement of operations (November 4, 1992) to June 30, 1993.


             (v)           First Market Growth Fund (f/k/a Riverside Capital
                           Growth Fund)

                           Independent Auditor's Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the year ended June 30, 1997.

                           Statements of Changes in Net Assets for the years ended June 30, 1997 and 1996.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the years ended June 30, 1997, 1996 and 1995, and for the period from commencement of operations (April 18, 1994) to June 30, 1994.


             (vi)          KeyPremier Prime Money Market Fund


                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Change in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (October 7, 1996) to June 30, 1997.


            (vii)          KeyPremier Pennsylvania Municipal Bond Fund


                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (October 1, 1996) to June 30, 1997.


            (viii)         1st Source Monogram Diversified Equity Fund


                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (September 20, 1996) to June 30, 1997.


             (ix)          1st Source Monogram Income Equity Fund


                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (September 24, 1996) to June 30, 1997.


              (x)          1st Source Monogram Special Equity Fund


                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (September 19, 1996) to June 30, 1997.


             (xi)          1st Source Monogram Income Fund


                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (September 23, 1996) to June 30, 1997.


            (xii)          KeyPremier Established Growth Fund


                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (December 2, 1996) to June 30, 1997.


           (xiii)          KeyPremier Intermediate Term Income Fund


                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statements of Operations for the period ended June 30, 1997.

                           Statements of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (December 2, 1996) to June 30, 1997.


           (xiv)           KeyPremier Aggressive Growth Fund


                           Independent Auditors' Report dated August 22, 1997.

                           Statements of Assets and Liabilities at June 30,
                           1997.

                           Statement of Operations for the period ended June 30, 1997.

                           Statement of Changes in Net Assets for the period ended June 30, 1997.

                           Schedule of Portfolio Investments as of June 30,
                           1997.

                           Notes to Financial Statements.

                           Financial Highlights for the period from commencement of operations (February 3, 1997) to June 30, 1997.


            (xv)           KeyPremier U.S. Treasury Obligations Money Market
                           Fund


                           Statement of Assets and Liabilities at September 30, 1997 (unaudited).

                           Statements of Operations for the period ended September 30, 1997 (unaudited).

                           Statements of Changes in Net Assets for the period ended September 30, 1997 (unaudited).

                           Schedule of Portfolio Investments as of September 30, 1997 (unaudited).

                           Notes to Financial Statements as of September 30, 1997 (unaudited).

                           Financial Highlights for the period from commencement of operations (July 1, 1997) to September 30, 1997 (unaudited).

           (xvi)           KeyPremier Limited Duration Government Securities
                           Fund


                           Statement of Assets and Liabilities at September 30, 1997 (unaudited).

                           Statements of Operations for the period ended September 30, 1997 (unaudited).

                           Statements of Changes in Net Assets for the period ended September 30, 1997 (unaudited).

                           Schedule of Portfolio Investments as of September 30, 1997 (unaudited).

                           Notes to Financial Statements as of September 30, 1997 (unaudited).

                           Financial Highlights for the period from commencement of operations (July 1, 1997) to September 30, 1997 (unaudited).


          (xvii) All required financial statements are included in Part B hereof. All other financial statements and schedules are inapplicable.


          (b)     Exhibits:

                  (1)      (a)      Declaration of Trust, dated as of April 25,
                                    1988, is incorporated by reference to
                                    Exhibit (1)(a) of Post-Effective Amendment
                                    No. 34 to Registrant's Registration
                                    Statement (No. 33-21489) filed on April 25,
                                    1996.

                           (b) Amendment of Article IV, Section 4.2 of Declaration of Trust adopted August 15, 1989, is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                           (c) Amendment of Article V, Section 5.3 of Declaration of Trust adopted October 23, 1989, is incorporated by reference to Exhibit (1)(c) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                           (d) Amendment of Article IV, Section 4.2 of Declaration of Trust adopted July 23, 1991, is incorporated by reference to Exhibit
                                    (1)(d) of Post-Effective Amendment No. 34 to

                                    Registrant's Registration Statement (No.
                                    33-21489) filed on April 25, 1996.

                           (e) Amendment of Article IV, Section 4.2 of Declaration of Trust as adopted August 13, 1992, is incorporated by reference to Exhibit (1)(e) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                           (f) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted October 28, 1992, is incorporated by reference to Exhibit (1)(f) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                           (g) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted February 18, 1994, is incorporated by reference to Exhibit (1)(g) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                           (h) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted May 16, 1994, is incorporated by reference to Exhibit (1)(h) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                           (i) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted April 10, 1996, is incorporated by reference to Exhibit (1)(i) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                           (j) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted May 16, 1996, is incorporated by reference to Exhibit (1)(j) of Post-Effective Amendment No. 35 to Registrant's Registration Statement (No. 33-21489) filed on June 6, 1996.

                           (k) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted August 15, 1996, is incorporated by reference to Exhibit (1)(k) of Post-Effective Amendment No. 36 to Registrant's Registration Statement (No. 33-21489) filed on August 16, 1996.

                           (l) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted September 27, 1996 is incorporated by reference to Exhibit (1)(l) of Post-Effective Amendment No. 38 to Registrant's Registration Statement (No. 33- 21489) filed on November 15, 1996.

                           (m) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted as of January 14, 1997, is incorporated by reference to Exhibit (l)(m) of Post-Effective Amendment No. 39 to Registrant's Registration Statement (No. 33-21489) filed on March 18, 1997.


                           (n) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted as of October 20, 1997.


                  (2)      By-Laws are incorporated by reference to Exhibit
                           (2) of Post-Effective Amendment No. 34 to
                           Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                  (3)      None.

                  (4) Certificates for Shares are not issued. Articles IV, V, VI and VII of the Declaration of Trust, filed as
                           Exhibit 1 hereto, define rights of holders of Shares.


                  (5)      (a)      Proposed Investment Advisory Agreement
                                    dated as of January 1, 1998, between
                                    Registrant and National Bank of Commerce
                                    (with respect to First Market Money Market
                                    Fund, First Market Value Equity Fund, First
                                    Market Fixed Income Fund and First Market
                                    Growth Fund).

                           (b) Investment Advisory Agreement dated as of October 27, 1992, as proposed to be amended as of January 1, 1998, between Registrant and National Bank of Commerce (with respect to First Market Tennessee Municipal Obligations
                                    Fund).

                           (c) Proposed Sub-Investment Advisory Agreement dated as of January 1, 1998, between National Bank of Commerce and Morgan Stanley Asset Management, Inc. (with respect to First Market Money Market Fund and First Market Growth Fund).

                           (d) Proposed Sub-Investment Advisory Agreement dated as of January 1, 1998, between National

                                    Bank of Commerce and Miller Anderson &
                                    Sherrerd, LLP (with respect to First Market
                                    Value Equity Fund and First Market Fixed
                                    Income Fund).


                           (e) Investment Advisory Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and Martindale Andres & Company, Inc. (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit (5)(e) of Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33- 21489) filed on July 30, 1997.

                           (f) Investment Advisory Agreement dated August 20, 1996, between Registrant and 1st Source Bank (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit (5)(f) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                           (g) Sub-Investment Advisory Agreement dated August 20, 1996, between 1st Source Bank and Miller, Anderson and Sherrerd, LLP (with respect to 1st Source Monogram Diversified Equity Fund) is incorporated by reference to Exhibit (5)(g) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                           (h) Sub-Investment Advisory Agreement dated August 20, 1996, between 1st Source Bank and Loomis Sayles & Company, L.P. (with respect to 1st Source Monogram Diversified Equity Fund) is incorporated by reference to Exhibit (5)(h) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                           (i) Sub-Investment Advisory Agreement dated August 20, 1996, between 1st Source Bank and Columbus Circle Investors (with respect to 1st Source Monogram Diversified Equity
                                    Fund) is incorporated by reference to
                                    Exhibit (5)(i) of Post-Effective Amendment
                                    No. 37 to Registrant's Registration
                                    Statement (No. 33-21489) filed on October
                                    21, 1996.


                  (6)      (a)      Distribution Agreement dated October 1,
                                    1993, as amended as of June 3, 1994,
                                    between Registrant and The Winsbury Company
                                    Limited Partnership (with respect to the First Market

                                    Funds f/k/a Riverside Capital Funds) is
                                    incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.


                           (b) Form of Selected Dealer Agreement is incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                           (c) Distribution Agreement dated as of July 9, 1996, as amended as of June 30, 1997, between Registrant and BISYS Fund Services Limited Partnership (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33- 21489) filed on July 30, 1997.

                           (d) Form of Shareholder Services Agreement is incorporated by reference to Exhibit (6)(d) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                           (e) Distribution Agreement dated as of August 20, 1996, between Registrant and BISYS Fund Services Limited Partnership (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit (6)(e) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                  (7)      None.


                  (8)      (a)      Custodial Services Agreement dated as of
                                    March 1, 1995, between Registrant and
                                    National City Bank (with respect to the
                                    First Market Funds f/k/a the Riverside
                                    Capital Funds) is incorporated by reference to Exhibit (8)(a) of Post-Effective
                                    Amendment No. 43 to Registrant's
                                    Registration Statement (No. 33-21489) filed on October 31, 1997.


                           (b) Custody Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and The Bank of New York (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 42 to

                                    Registrant's Registration Statement (No.
                                    33- 21489) filed on July 30, 1997.

                           (c) Custody Agreement dated August 20, 1996, between Registrant and The Fifth Third Bank (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit (8)(c) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                           (d) Cash Management and Related Services Agreement dated September 24, 1996, as amended as of June 30, 1997, between Registrant and The Bank of New York (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit (8)(d) of Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33- 21489) filed on July 30, 1997.


               (9)         (a)      Administration Agreement dated as of
                                    November 1, 1997, between Registrant and
                                    BISYS Fund Services Limited Partnership
                                    (with respect to the First Market Funds
                                    f/k/a the Riverside Capital Funds) is
                                    incorporated by reference to Exhibit (9)(a) of Post-Effective Amendment No. 43 to
                                    Registrant's Registration Statement (No.
                                    33-21489) filed on October 31, 1997.

                           (b) Amended Transfer Agency Agreement dated as of September 1, 1992, as amended as of May 1, 1994, between Registrant and BISYS Fund Services Ohio, Inc. (with respect to the First Market Funds f/k/a the Riverside Capital Funds) is incorporated by reference to Exhibit (9)(b) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                           (c) Fund Accounting Agreement dated as of November 1, 1997, between Registrant and BISYS Fund Services, Inc. (with respect to the First Market Funds f/k/a the Riverside Capital Funds) is incorporated by reference to Exhibit (9)(c) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                           (d) Form of Administrative Services Plan is incorporated by reference to Exhibit (9)(d) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                           (e) Servicing Agreement to Administrative Services Plan dated as of October 19, 1993, between Registrant and National Bank of Commerce (with respect to the First Market Money Market Fund, First Market Value Equity Fund, First Market Fixed Income Fund and First Market Tennessee Municipal Obligations Fund, f/k/a Riverside Capital Money Market Fund, Riverside Capital Equity Fund, Riverside Capital Fixed Income Fund and Riverside Capital Tennessee Municipal Obligations Fund, respectively) is incorporated by reference to Exhibit (9)(e) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                           (f) Omnibus Fee Agreement dated as of November 1, 1997, among Registrant, BISYS Fund Services Limited Partnership and BISYS Fund Services, Inc. (with respect to the First Market Funds, f/k/a the Riverside Capital Funds) is incorporated by reference to Exhibit (9)(f) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                           (g) Servicing Agreement to Administrative Services Plan dated April 5, 1994, between Registrant and National Bank of Commerce (with respect to First Market Growth Fund, f/k/a Riverside Capital Growth Fund) is incorporated by reference to Exhibit (9)(g) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.


                           (x) Management and Administration Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and BISYS Fund Services Limited Partnership (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit (9)(x) of Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33-21489) filed on July 30, 1997.

                           (y) Fund Accounting Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and BISYS Fund Services, Inc. (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit
                                    (9)(y) of Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33- 21489) filed on July 30, 1997.

                           (z) Transfer Agency Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and BISYS Fund Services, Inc. (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit
                                    (9)(z) of Post-Effective Amendment No. 42 to Registrant's Registration Statement (No. 33- 21489) filed on July 30, 1997.

                           (aa) Management and Administration Agreement dated August 20, 1996, between Registrant and BISYS Fund Services Limited Partnership (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit (9)(aa) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                           (ab) Fund Accounting Agreement dated August 20, 1996, between Registrant and BISYS Fund Services, Inc. (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit (9)(ab) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                           (ac) Transfer Agency Agreement dated August 20, 1996, between Registrant and BISYS Fund Services, Inc. (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit (9)(ac) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

                           (ad)     Form of Servicing Agreement to
                                    Administrative Services Plan is
                                    incorporated by reference to Exhibit
                                    (9)(ad) of Post-Effective Amendment No. 35 to Registrant's Registration Statement (No. 33-21489) filed on June 6, 1996.

             (10)          (a)      Opinion of Counsel with respect to shares
                                    of the Riverside Capital Funds registered pursuant to Rule 24e-2 is incorporated by reference to Exhibit (10)(a) of
                                    Post-Effective Amendment No. 41 to
                                    Registrant's Registration Statement (No.
                                    33-21489) filed on May 21, 1997. Opinion of
                                    Counsel with respect to shares of
                                    KeyPremier U.S. Treasury Obligations Money
                                    Market Fund and KeyPremier Limited Duration
                                    Government Securities Fund is incorporated by reference to Exhibit (10)(a) of Post-Effective Amendment No. 40 to
                                    Registrant's Registration Statement (No.
                                    33-

                                    21489) filed on April 16, 1997. An Opinion of Counsel with respect to Shares of Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Fixed Income Fund, Riverside Capital Tennessee Municipal Obligations Fund, Riverside Capital Growth Fund, KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Aggressive Growth Fund, KeyPremier Established Growth Fund, KeyPremier Intermediate Term Income Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund was filed with Registrant's 24f-2 Notice filed on August 27, 1997, pursuant to Rule 24f-2.


                           (b) Opinion of Special Counsel with respect to First Market Tennessee Municipal Obligations Fund, f/k/a Riverside Capital Tennessee Municipal Obligations Fund) is incorporated by reference to Exhibit
                                    (10)(b) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

             (11)          (a)      Consent of KPMG Peat Marwick LLP with
                                    respect to the First Market Funds (f/k/a the Riverside Capital Funds). Consent of
                                    KPMG Peat Marwick LLP (with respect to the
                                    KeyPremier Funds) is incorporated by
                                    reference to Exhibit (11)(a) of
                                    Post-Effective Amendment No. 43 to
                                    Registrant's Registration Statement (No.
                                    33-21489) filed on October 31, 1997.

                           (b) Consent of Burch, Porter & Johnson PLLC is incorporated by reference to Exhibit
                                    (11)(b) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                           (c) Consent of Coopers & Lybrand L.L.P. is incorporated by reference to Exhibit
                                    (11)(c) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.


             (12)          None.


             (13) Purchase Agreement dated as of July 19, 1988, between Registrant and Winsbury Associates is incorporated by reference to Exhibit (13) of

                           Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

             (14)          None.

             (15)          (a)      Rule 12b-1 Plan (with respect to the
                                    Riverside Capital Funds) is incorporated by reference to Exhibit (15)(a) of
                                    Post-Effective Amendment No. 43 to
                                    Registrant's Registration Statement (No.
                                    33-21489) filed on October 31, 1997.

                           (c) Rule 12b-1 Plan (with respect to the 1st Source Monogram Funds) is incorporated by reference to Exhibit (15)(c) of Post-Effective Amendment No. 35 to Registrant's Registration Statement (No. 33-21489) filed on June 6, 1996.

                           (d) Rule 12b-1 Agreement dated October 1, 1993, between The Winsbury Company Limited Partner- ship and National Bank of Commerce (with respect to Riverside Capital Money Market Fund, Riverside Capital Equity Fund, Riverside Capital Fixed Income Fund and Riverside Capital Tennessee Municipal Obligations Fund) is incorporated by reference to Exhibit (15)(d) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                           (e) Rule 12b-1 Agreement dated October 19, 1993, between The Winsbury Company Limited Partner- ship and Commerce Investment Corporation (with respect to Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Fixed Income Fund and River- side Capital Tennessee Municipal Obligations
                                    Fund) is incorporated by reference to
                                    Exhibit (15)(e) of Post-Effective Amendment
                                    No. 43 to Registrant's Registration
                                    Statement (No. 33-21489) filed on October
                                    31, 1997.

                           (f) Rule 12b-1 Agreement dated October 19, 1993, between Registrant and The Winsbury Company Limited Partnership (with respect to Riverside Capital Money Market Fund, Riverside Capital Equity Fund, Riverside Capital Fixed Income Fund and Riverside Capital Tennessee Municipal Obligations
                                    Fund) is incorporated by reference to
                                    Exhibit (15)(f) of Post-Effective Amendment
                                    No. 43 to Registrant's Registration
                                    Statement (No. 33-21489) filed on October
                                    31, 1997.

                           (g) Rule 12b-1 Agreement dated as of April 5, 1994, between The Winsbury Company Limited Partnership and Commerce Investment Corpora- tion (with respect to Riverside Capital Low Duration Government Securities Fund and Riverside Capital Growth Fund) is incorporated by reference to Exhibit
                                    (15)(g) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                           (h) Rule 12b-1 Agreement dated as of April 5, 1994, between Registrant and The Winsbury Company Limited Partnership (with respect to Riverside Capital Low Duration Government Securities Fund and Riverside Capital Growth Fund) is incorporated by reference to Exhibit (15)(h) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                           (i) Rule 12b-1 Agreement dated as of May 16, 1994, between J.C. Bradford & Co. and The Winsbury Company Limited Partnership (with respect to the Riverside Capital Funds) is incorporated by reference to Exhibit
                                    (15)(i) of Post- Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                           (j) Rule 12b-1 Agreement dated as of May 16, 1994, between Morgan, Keegan & Co. and The Winsbury Company Limited Partnership (with respect to the Riverside Capital Funds) is incorporated by reference to Exhibit
                                    (15)(j) of Post- Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                           (k) Rule 12b-1 Agreement dated as of August 1, 1994, between J.J.B. Hilliard, W.L. Lyons, Inc. and The Winsbury Company Limited Partnership (with respect to the Riverside Capital Funds) is incorporated by reference to Exhibit (15)(k) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                           (l) Rule 12b-1 Agreement dated as of August 31, 1994, between TrustMark Investments, Inc. and The Winsbury Company Limited Partnership (with respect to the Riverside Capital Funds) is incorporated by reference to Exhibit (15)(l) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

             (16)          (a)      Computations of Performance Quotations for
                                    the Riverside Capital Funds are
                                    incorporated by reference to Exhibit
                                    (16)(a) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No.
                                    33-21489) filed on October 31, 1997.

                           (b) Computations of Performance Quotations for the KeyPremier Funds are incorporated by reference to Exhibit (16)(b) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                           (c) Computations of Performance Quotations for the 1st Source Monogram Funds are incorporated by reference to Exhibit
                                    (16)(c) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

             (17) Financial Data Schedules of the Riverside Capital Funds. Financial Data Schedules of the KeyPremier Funds and the 1st Source Monogram Funds are incorporated by reference to Exhibit (17) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

             (18)                   None.

             (19)          (a)      Powers of Attorney of Chalmers P. Wylie,
                                    Walter B. Grimm and Maurice G. Stark are incorporated by reference to Exhibit (19)(a) of Post-Effective Amendment No. 43 to
                                    Registrant's Registration Statement (No.
                                    33-21489) filed on October 31, 1997.


                           (b)      Consent of Baker & Hostetler LLP.

                           (c) Power of Attorney of Nancy E. Converse is incorporated by reference to Exhibit
                                    (19)(c) of Post-Effective Amendment No. 36 to Registrant's Registration Statement (No. 33-21489) filed on August 16, 1996.

                           (d) Power of Attorney of James H. Woodward is incorporated by reference to Exhibit
                                    (19)(d) of Post-Effective Amendment No. 37 to

                                    Registrant's Registration Statement (No.
                                    33-21489) filed on October 21, 1996.

                           (e) Power of Attorney of Thresa Dewar is incorporated by reference to Exhibit
                                    (19)(e) of Post-Effective Amendment No. 41 to Registrant's Registration Statement (No. 33- 21489) filed on May 21, 1997.

Item 25.    Persons Controlled By or Under Common Control with
            Registrant

            None.

Item 26.    Number of Holders of Securities

            As of October 20, 1997, the number of record holders of each series of shares of the Registrant were as follows:

           Title of Series                             Number of Record Holders
           ---------------                             ------------------------

           Riverside Capital Money
             Market Fund                                            25
           Riverside Capital
             Value Equity Fund                                     146
           Riverside Capital
             Fixed Income Fund                                      22
           Riverside Capital Tennessee Municipal
             Obligations Fund                                       19
           Riverside Capital Low Duration
             Government Securities Fund                              6
           Riverside Capital Growth Fund                            56
           KeyPremier Prime
             Money Market Fund                                      28
           KeyPremier Pennsylvania
              Municipal Bond Fund                                   20
           1st Source Monogram Diversified
             Equity Fund                                            53
           1st Source Monogram Income Equity Fund                   42
           1st Source Monogram Special Equity Fund                  55
           1st Source Monogram Income Fund                          13
           KeyPremier Established Growth Fund                      183
           KeyPremier Intermediate Term
              Income Fund                                           35
           KeyPremier Aggressive Growth Fund                       206
           KeyPremier U.S. Treasury Obligations
              Money Market Fund                                     11
           KeyPremier Limited Duration Government
              Securities Fund                                        9

Item 27.         Indemnification


                 Article VI, Section 6.4 of the Registrant's Declaration of Trust, filed as Exhibit 1 hereto, provides for the indemnification of Registrant's Trustees and officers. Indemnification of the Group's principal underwriter, custodians, investment advisers, manager and administrator, transfer agent and fund accountant is provided for, respectively, in Section 1.11 of the Distribution Agreements filed as Exhibits 6(a), 6(c) and 6(e) hereto, Section 8 of the Custodial Services Agreement filed as Exhibit 8(a) hereto,
                 Article XVII, Section 14 of the Custody Agreement filed as
                 Exhibit 8(b) hereto, Article VIII, Section 8.1 of the Custody Agreement filed as Exhibit 8(c) hereto, Section 8 of the Investment Advisory Agreements filed as Exhibits 5(a), 5(b), 5(e) and 5(f) hereto, Article V of the Administration Agreement filed as Exhibit 9(a) hereto, Section 4 of the Management and Administration Agreements filed as Exhibits 9(x) and 9(aa) hereto, Section 9 of the Transfer Agency Agreements filed as Exhibits 9(b), 9(z) and 9(ac) hereto,
                 Section 7 of the Fund Accounting Agreement filed as Exhibit 9(c) hereto, and Section 6 of the Fund Accounting Agreements filed as Exhibits 9(y) and 9(ab) hereto. As of the effective date of this Registration Statement, the Group will have obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.


                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.         Business and Other Connections of Investment Adviser


         (a) National Bank of Commerce, Memphis, Tennessee ("NBC"), is the investment adviser for Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Fixed Income Fund, Riverside Capital Tennessee Municipal Obligations Fund, and Riverside Capital
                 Growth Fund. NBC is a wholly owned subsidiary of National Commerce Bancorporation. In addition to serving as investment adviser of such Funds, NBC and its affili-ates hold and manage, on behalf of their clients, assets which as of September 30, 1997, totalled $4.6 billion, and of which approximately $1.6 billion are managed in a variety of balanced, equity and fixed income portfolios.


                 To the knowledge of Registrant, none of the directors or officers of NBC, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of NBC also hold positions with NBC's parent, National Commerce Bancorporation. Set forth below are the names and principal businesses of the directors of NBC who are engaged in any other business, profession, vocation, or employment of a substantial nature.

                                        Position
     Name                               with NBC                    Principal Occupation
     ----                               --------                    --------------------

Frank G. Barton, Jr.                      Director            Chairman of the Board
                                                              Barton Group, Inc.
                                                              2620 Thousand Oaks Blvd., Suite 1200
                                                              Memphis, Tennessee 38118
                                                              (Retail Equipment Sales)

Jack R. Blair                             Director            Smith & Nephew North America
                                                              1450 East Brooks Road
                                                              Memphis, Tennessee  38116
                                                              (Medical Devices)

R. Grattan Brown, Jr.                     Director            Partner, law firm of
                                                              Glankler, Brown, Gilliland, Chase,
                                                                Robinson & Raines
                                                              One Commerce Square
                                                              Memphis, Tennessee  38103

Bruce E. Campbell, Jr.                    Director            Former Chairman
                                                              National Bank of Commerce
                                                              and National Commerce
                                                                Bancorporation
                                                              One Commerce Square
                                                              Memphis, Tennessee  38150

Christopher W. Canale                     Director            President
                                                              D. Canale Beverages, Inc.
                                                              45 E.H. Crumps Blvd.
                                                              Memphis, Tennessee  38106
                                                              (Distribution)

John D. Canale III                        Director            President
                                                              D. Canale Food Services, Inc.
                                                              7 West Georgia
                                                              Memphis, Tennessee  38103
                                                              (Distribution)

Edmond D. Cicala                          Director            President
                                                              Edmond Enterprises, Inc.
                                                              1213 Park Place Center
                                                              Suite 200
                                                              Memphis, Tennessee  38119
                                                              (Consulting)

John S. Evans                             Director            Former President
                                                              National Bank of Commerce
                                                              One Commerce Square
                                                              Memphis, Tennessee  38150

Thomas C. Farnsworth, Jr.                 Director            Farnsworth Investment Co.
                                                              2175 Business Center Drive
                                                              Suite 11
                                                              Memphis, Tennessee 38134-5621
                                                              (Real Estate)

Thomas M. Garrott                         Chairman            Chairman of the Board and
                                                              Chief Executive Officer
                                                              National Commerce Bancorporation
                                                              One Commerce Square
                                                              Memphis, Tennessee  38150

Mackie H. Gober                           President/          President
                                          Director            National Bank of Commerce
                                                              One Commerce Square
                                                              Memphis, Tennessee  38150

Lewis E. Holland                          Director            Executive Vice President and
                                                              Chief Financial Officer
                                                              National Commerce Bancorporation
                                                              One Commerce Square
                                                              Memphis, Tennessee  38150
                                                              prior thereto -
                                                              Partner
                                                              Ernst & Young
                                                              One Commerce Square
                                                              Memphis, Tennessee  38103
                                                              (Accounting)

R. Lee Jenkins                            Director            Retired
                                                              6075 Poplar, Suite 721
                                                              Memphis, Tennessee  38119

James E. McGehee, Jr.                     Director            President
                                                              McGehee Realty & Development Company
                                                              675 Oakleaf Office Lane, Suite 102
                                                              Memphis, Tennessee 38117
                                                              (Real Estate)

W. Neely Mallory, Jr.                     Director            President
                                                              Memphis Compress & Storage Company
                                                              P.O. Box 9436
                                                              Memphis, Tennessee 38109
                                                              (Cotton Warehousing)

Harry J. Phillips, Sr.                    Director            Chairman of the Executive Committee
                                                              Browning-Ferris Industries
                                                              2750 One Commerce Square
                                                              Memphis, Tennessee  38103
                                                              (Waste Disposal Services)

William R. Reed, Jr.                      Director            Executive Vice President
                                                              National Commerce Bancorporation
                                                              One Commerce Square
                                                              Memphis, Tennessee  38150

Rudi E. Scheidt                           Director            Retired
                                                              54 South White Station
                                                              Memphis, Tennessee  38117

Lucy Y. Shaw                              Director            President
                                                              Common Denominator, Inc.
                                                              2195 Poplar Avenue, Suite 505
                                                              East Memphis, Tennessee  38104
                                                              prior thereto -
                                                              Chief Executive Officer
                                                              Regional Medical Center at Memphis
                                                              877 Jefferson Avenue
                                                              Memphis, Tennessee  38103
                                                              (Hospital)

Robert M. Solmson                         Director            President
                                                              RFS Hotel Investors, Inc.
                                                              1213 Park Place Center, Suite 200
                                                              Memphis, Tennessee 38119
                                                              (Real Estate)

Sidney A. Stewart, Jr.                    Director            Retired
                                                              5350 Poplar Avenue
                                                              Memphis, Tennessee  38119

R. Lee Taylor                             Director            Private Investor
                                                              1755-A Lynnfield Drive
                                                              Suite 232
                                                              Memphis, Tennessee  38119

Henry M. Turley, Jr.                      Director            President
                                                              Henry Turley Company
                                                              65 Union Avenue, Suite 1200
                                                              Memphis, Tennessee 38103
                                                              (Real Estate Management and Investment)


        (b) Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania ("Martindale Andres"), is the investment adviser for KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier

                  Established Growth Fund, KeyPremier Intermediate Term Income Fund, KeyPremier Aggressive Growth Fund, KeyPremier U.S. Treasury Obligations Money Market Fund and KeyPremier Limited Duration Government Securities Fund. Martindale Andres is a wholly-owned subsidiary of Keystone Financial, Inc. In addition to serving as investment adviser of such Funds, Martindale Andres has managed since its founding the investment portfolios of high net worth individuals, endowments and pension and common trust funds. Martindale Andres currently has over $2.5 billion under management.

                  To the knowledge of Registrant, none of the directors or officers of Martindale Andres is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of Martindale Andres also hold positions with Martindale Andres' parent, Keystone Financial, Inc.

        (c) 1st Source Bank, South Bend, Indiana ("FSB"), is the investment adviser for 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund. FSB is a wholly-owned subsidiary of 1st Source Corporation. In addition to serving as investment adviser of such Funds, FSB and its affiliates administer and manage, on behalf of their clients, trust assets which as of September 30, 1997, totalled approximately $1.47 billion. Of such amount, approximately $851 million are managed on behalf of personal trust customers and approximately $616 million are managed on behalf of employee benefit plans. The Adviser has over 60 years of banking experience and as of September 30, 1997, on a consolidated basis with 1st Source Corporation, had over $2.32 billion in assets.

                  To the knowledge of Registrant, none of the directors or officers of FSB, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of FSB also hold positions with FSB's parent, First Source Corporation. Set forth below are the names and principal businesses of the directors of FSB who are engaged in any other business, profession, vocation, or employment of a substantial nature.

                                                Position
Name                                            with FSB               Principal Occupation
----                                            --------               --------------------
Rev. E. William Beauchamp                       Director               Executive Vice President
                                                                       University of Notre Dame


                                                                       South Bend, IN 46556

Paul R. Bowles                                  Director               Former Senior Vice
                                                                       President
                                                                       Clark Equipment Company
                                                                       1202 East Jefferson
                                                                       South Bend, IN 46617
                                                                       (off-highway components
                                                                       and construction machinery
                                                                       manufacturing)

Philip J. Faccenda                              Director               President
                                                                       Bear Financial, Inc.
                                                                       1222 E. Erskine
                                                                          Manor Hill
                                                                       South Bend, IN  46617
                                                                       (venture capital)

                                                                       Vice President and
                                                                         General Counsel Emeritus
                                                                       University of Notre Dame
                                                                       South Bend, IN  46556

Daniel B. Fitzpatrick                           Director               Chairman, President,
                                                                         Chief Executive
                                                                         Officer and Director
                                                                       Quality Dining, Inc.
                                                                       P. O. Box 416
                                                                       South Band, IN  46624
                                                                       (quick service and
                                                                         casual dining
                                                                         restaurant operator)

Terry L. Gerber                                 Director               President and Chief
                                                                         Executive Officer
                                                                       Gerber Manufacturing
                                                                         Company, Inc.
                                                                       1417 Olivia Circle
                                                                       South Bend, IN 46614
                                                                       (manufacturer police
                                                                       and emergency outerwear)

Lawrence E. Hiler                               Director               President
                                                                       Hiler Industries
                                                                       P.O. Box 639
                                                                       La Porte, IN 46350
                                                                       (metal casting)

Anne M. Hillman                                 Director               Civic Leader
                                                                       3904 Nall Court
                                                                       South Bend, IN 46614

Hollis E. Hughes, Jr.                           Director               Executive Director
                                                                       United Way of
                                                                       St. Joseph County
                                                                       3517 E. Jefferson
                                                                       P.O. Box 6396
                                                                       South Bend, IN 46660

H. Thomas Jackson                               Director               Chairman
                                                                       Bornemann Coated Fabrics
                                                                       Bornemann Products
                                                                       P. O. Box 208
                                                                       Bremen, IN  46506
                                                                       (vinyl sales)

William P. Johnson                              Director               Chairman & CEO
                                                                       Goshen Rubber Co., Inc.
                                                                       1525 S. 10th
                                                                       Goshen, IN  46527
                                                                       (manufacturer of
                                                                       automotive rubber parts)

Craig A. Kapson                                 Director               President
                                                                       Jordan Ford, Toyota, Volvo,
                                                                         Lincoln Mercury
                                                                       609 E. Jefferson
                                                                       Mishawaka, IN  46545
                                                                       (automobile sales)

David L. Lerman                                 Director               President
                                                                       Steel Warehouse Company,
                                                                         Inc.
                                                                       2722 West Tucker Drive
                                                                       South Bend, IN 46624
                                                                       (warehouse storage)

Richard J. Pfeil                                Director               Chairman and President
                                                                       Koontz-Wagner Electric Co.
                                                                       3801 Voorde Drive
                                                                       South Bend, IN  46628
                                                                       (electrical equipment
                                                                       repair, construction and
                                                                       installation)

John T. Phair                                   Director               Vice President
                                                                       The Holladay Corporation
                                                                       220 Colfax, Suite 200
                                                                       South Bend, IN  46601
                                                                       (property management)

Mark D. Schwabero                               Director               Executive Vice President
                                                                       Bosch Braking Systems Corp.
                                                                       401 N. Bendix Drive
                                                                       South Bend, IN 46634
                                                                       (manufacturers of
                                                                       automotive brakes and
                                                                       brake components)

Elmer H. Tepe                                   Director               President
                                                                       E.H. Tepe Co.
                                                                       c/o 1st Source Corporation
                                                                       100 North Michigan Street
                                                                       South Bend, IN  46634
                                                                       (holding company)


         (d) Miller Anderson and Sherrerd LLP, West Conshohocken, Pennsylvania ("Miller Anderson") is a sub-investment adviser for 1st Source Monogram Diversified Equity Fund, the First Market Value Equity Fund and the First Market Fixed Income Fund. Miller Anderson is wholly owned by Morgan Stanley, Dean Witter, Discover & Co., 1585 Broadway, New York, New York 10036. In addition to serving as sub-investment adviser of such Funds, Miller Anderson provides advice primarily to institutions, including other investment companies, and currently has approximately $47.2 billion in assets under management, of which approximately $5.5 billion is managed using Miller Anderson's value style.


                  To the knowledge of Registrant, none of the directors or officers of Miller Anderson, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of Miller Anderson also hold positions with Miller Anderson's parent, Morgan Stanley, Dean Witter, Discover & Co. or one of its affiliates. Set forth below are the names and principal businesses of the members of the Executive Committee of Miller Anderson who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Executive Committee                             Name and Address                        Nature of
Member of Miller Anderson                        of Business                            Connection
-------------------------                        -----------                            ----------

Marna C. Whittington                        Rohm & Haas Company                         Director
                                            Independence Mall West
                                            Philadelphia, PA  19105

                                            Federated Department                        Director
                                            Stores
                                            7 West 7th Street

                                            Cincinnati, Ohio 45202

Ellen D. Harvey, CFA                        Owosso Corporation                          Director
                                            One Tower Bridge
                                            14th Floor
                                            W. Conshohocken, PA  19428

         (e) Loomis Sayles & Company, L.P., Chicago, Illinois ("Loomis") is a sub-investment adviser for 1st Source Monogram Diversified Equity Fund. The sole general partner of Loomis is Loomis Sayles & Company, Incorporated, One Financial Center, Boston, Massachusetts 02111. In addition to serving as sub-investment adviser of such Fund, Loomis provides investment advice to the nine series of the Loomis Sayles Funds, nine series of Loomis Sayles Investment Trust, six series of New England Funds Trust I, one series of New England Funds Trust III, and three series of New England Zenith Funds, all of which are registered investment companies, and to other organizations and individuals.

                  To the knowledge of Registrant, none of the directors or officers of Loomis is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (f) Columbus Circle Investors ("Columbus") is a general partnership formed on September 9, 1994, which is registered as an investment adviser under the Investment Advisers Act of 1940. PIMCO Advisors L.P. and Columbus Circle Investors Management Inc. ("CCI, Inc."), a wholly-owned subsidiary of PIMCO Advisors L.P., are the general partners of Columbus. Columbus consists of the personnel of the former Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAGLP") and the investment personnel of the former Mutual Funds Division of TAGLP. Columbus acts as sub-adviser to other mutual funds and also advises and manages individual accounts, profit sharing and pension funds and institutional accounts.

                  To the knowledge of Registrant, set forth below are the substantial business engagements during at least the two past fiscal years of each director or senior executive officer of
                  Columbus:

NAME AND POSITION                  BUSINESS AND
WITH COLUMBUS                      OTHER CONNECTIONS
-------------                      -----------------

Irwin F. Smith                     Member of Equity and Operating Boards and
  Chairman, Managing               Operating Committee, PIMCO Advisors L.P.;
  Director, Chief                  Director and Chairman, Columbus Circle
  Executive Officer and            Investors Management, Inc.; Director,
  Chief Investment                 Columbus Circle Trust Company
  Officer

Donald A. Chiboucas                Member of Operating Board, PIMCO Advisors
  President and                    L.P.; Director and President, Columbus
  Managing Director                Circle Investors Management, Inc.

Louis P. Celentano                 Director and Vice President, Columbus
  Managing Director                Circle Investors Management, Inc.;
                                   Director and Chairman, Columbus
                                   Circle Trust Company; Director and
                                   Chairman, Columbus Circle Asset
                                   Management, Ltd.

Daniel S. Pickett                  Member of Operating Board, PIMCO Advisors
  Managing Director                L.P. (1995); Director, Columbus Circle
                                   Investors Management, Inc.

Amy M. Hogan                       Member of Operating Board, PIMCO Advisors
  Managing Director                L.P. (1996); Director, Columbus Circle
                                   Investors Management, Inc.

Robert W. Fehrmann                 Director, Columbus Circle Investors
  Managing Director                Management Inc.

C. Paul Tyborowski                 President, Columbus Circle Trust Company;
  Managing Director                President, Columbus Circle Asset
                                   Management, Ltd.

                  The address of Columbus, Columbus Circle Trust Company and Columbus Circle Investors management Inc. is One Station Place, Stamford, CT 06902.

                  PIMCO Advisors L.P. was organized as a limited partnership under Delaware law in 1987 and is registered as an investment adviser under the Investment Advisers Act of 1940. In November 1994, PIMCO Advisors L.P. (then known as Thomson Advisory Group, L.P. ("TAGLP")) combined its investment advisory business with the investment advisory business of several subsidiaries of Pacific Mutual Life Insurance Company and changed its name to PIMCO Advisors L.P. PIMCO Advisors L.P. manages three mutual fund complexes. PIMCO Advisors L.P. also has various subsidiary partnerships, including Columbus, which advise and manage mutual funds, individual accounts, profit-sharing and pension funds and institutional accounts and act as sub-advisers to certain mutual funds.

                  PIMCO Partners, G.P. ("PIMCO GP"), PIMCO Advisors L.P.'s general partner, is a general partnership with two partners:
                  (i) an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company; and (ii) PIMCO Partners, L.L.C. ("LLC"), a limited liability company, all of the interests of which are held directly by the Managing Directors of Pacific Investment Management Company who are William H. Gross, Dean
                  S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William C. Powers, David H. Edington and Benjamin L. Trosky (collectively, the "Managing Directors"). PIMCO Partners, G.P. has substantially delegated its management and control of PIMCO Advisors L.P. to an Equity Board and an Operating board of PIMCO Advisors L.P. The activities of PIMCO Advisors L.P. are controlled by its Operating Board except that certain non-routine or extraordinary actions may not be effected by the Operating Board without the approval of PIMCO Advisors L.P.'s Equity Board. The Operating Board has in turn delegated the authority to manage day-to-day operations and policies to an Operating Committee. The Operating Board is composed of twelve members, of which seven (including the chairman) are designated by Pacific Investment Management Company, a subsidiary general partnership of PIMCO Advisors L.P. and a sub-adviser to several mutual funds. The Equity Board is composed of twelve members including the chief executive officer of PIMCO Advisors L.P., three members designated by Pacific Financial Asset Management Company, the chairman of the Operating Board, two members designated by LLC, two members designated by holders of Series B Preferred Stock of Thomson Advisory Group Inc., the former general partner of PIMCO Advisors L.P., and three independent members. Because of the ability to designate a majority of the Members of the Operating Board, Pacific Investment Management Company and the Managing Directors could be said to control PIMCO Advisors L.P., although the Managing Directors disclaim such authority.


         (g) Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, New York 10020 ("MSAM") is the sub-investment adviser for the First Market Money Market Fund and the First Market Growth Fund. MSAM is wholly owned by Morgan Stanley, Dean Witter, Discover & Co., 1585 Broadway, New York, New York 10036. In addition to serving as sub-investment adviser of such Funds, MSAM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At

                  February 28, 1997, MSAM, together with its affiliated asset management companies, had approximately $176.9 million in assets under management, including its position as investment manager.

                  To the knowledge of Registrant, none of the directors or officers of MSAM, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of MSAM also hold positions with Miller MSAM's parent, Morgan Stanley, Dean Witter, Discover & Co. or one of its affiliates. Set forth below are the names and principal businesses of the Managing Directors of MSAM who have been during the past two years or are engaged in any other business, profession, vocation, or employment of a substantial nature.

                                                     Name and Address                      Nature of
Managing Director of MSAM                            of Business                           Connection
-------------------------                            -----------                           ----------
David Martin Darst                                   Goldman Sachs & Co.                Vice President
                                                     New York, New York                 and Chief Finan-
                                                                                        cial Officer


Item 29.          Principal Underwriter

         (a) BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as distributor and administrator for Registrant. BISYS also distributes the securities of The Victory Portfolios, the Parkstone Group of Funds, the AmSouth Mutual Funds, the American Performance Funds, The Coventry Group, The BB&T Mutual Funds Group, The ARCH Fund, Inc., the M.S.D.& T. Funds, the Pacific Capital Funds, the MMA Praxis Mutual Funds, The Riverfront Funds, Inc., the Summit Investment Trust, the Qualivest Funds, Empire Builder Tax Free Bond Fund, First Choice Funds Trust, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Family of Funds, The Infinity Mutual Funds, Inc., Intrust Funds, The Kent Funds, Magna Funds, Marketwatch Funds, Meyers Sheppard Investment Trust, Minerva Funds, The Parkstone Advantage Funds, Pegasus Funds, The Republic Funds Trust, The Republic Advisors Funds Trust, SBSF Funds, Inc. dba Key Mutual Funds, Sefton Funds, The Time Horizon Funds, and Variable Insurance Funds, each of which is a management investment company.

         (b) To the best of Registrant's knowledge, the partners of BISYS are as follows:

                                                                                        Positions and
                  Name and Principal        Positions and Offices                       Offices with
                  Business Address          with BISYS Fund Services                     Registrant
                  ----------------          ------------------------                     ----------

                  BISYS Fund Services,      Sole General Partner                        None
                    Inc.
                  3435 Stelzer Road
                  Columbus, Ohio 43219

                  WC Subsidiary             Limited Partner                             None
                    Corporation
                  3435 Stelzer Rd.
                  Columbus, Ohio 43229

        (c)       None.

Item 30.          Location of Accounts and Records

        (1) National Bank of Commerce, One Commerce Square, Memphis, Tennessee 38150 (records relating to its functions as investment adviser for the Riverside Capital Funds).

        (2) Martindale Andres & Company, Inc., 200 Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428 (records relating to its functions as investment adviser for the KeyPremier Funds).

        (3) 1st Source Bank, 100 North Michigan Street, South Bend, Indiana 46634 (records relating to its functions as investment adviser for the 1st Source Monogram Funds).


        (4) Miller Anderson and Sherrerd LLP, One Tower Bridge, Suite 1100, West Conshohocken, Pennsylvania 19428 (records relating to its functions as sub-investment adviser for 1st Source Monogram Diversified Equity Fund, First Market Value Equity Fund and First Market Fixed Income Fund).


        (5) Loomis Sayles & Company, L.P., 3 First National Plaza, Suite 5450, Chicago, Illinois 60600 (records relating to its functions as sub-investment adviser for 1st Source Monogram Diversified Equity Fund).

        (6) Columbus Circle Investors, #1 Metro Place, Stamford, Connecticut 06902 (records relating to its functions as sub-investment adviser for 1st Source Monogram Diversified Equity Fund).

        (7) BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as manager, administrator and distributor).

        (8) BISYS Fund Services Ohio, Inc. and BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent and as fund accountant).

        (9) Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215 (Declaration of Trust, By-Laws, and Minute Books).

        (10) National City Bank, 1900 East 9th Street, Cleveland, Ohio 44114 (records relating to its function as custodian for the Riverside Capital Funds).

        (11) The Bank of New York, 48 Wall Street, New York, New York 10286 (records relating to its function as custodian for the KeyPremier Funds).

        (12) The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (records relating to its function as custodian for the 1st Source Monogram Funds).


        (13) Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, New York 10020 (records relating to its function as sub-investment adviser for the First Market Money Market Fund and First Market Growth Fund).


Item 31.          Management Services

                  None

Item 32.          Undertakings

                  None

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus, Ohio, on the 3rd day of November, 1997.

                                                     THE SESSIONS GROUP
                                                     Registrant


                                                     /s/ Walter B. Grimm
                                                     --------------------------
                                                     Walter B. Grimm, President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        Signature                           Title                                       Date
        ---------                           -----                                       ----

/s/ Walter B. Grimm                         President (Principal                        November 3, 1997
--------------------------                  Executive Officer) and
Walter B. Grimm                             Trustee

/s/*Thresa Dewar                            Treasurer (Principal                        November 3, 1997
--------------------------                  Financial Officer and
Thresa Dewar                                Principal Accounting
                                            Officer)

/s/*Nancy E. Converse                       Trustee                                     November 3, 1997
--------------------------
Nancy E. Converse

/s/*Maurice G. Stark                        Trustee                                     November 3, 1997
--------------------------
Maurice G. Stark

/s/*James H. Woodward                       Trustee                                     November 3, 1997
--------------------------
James H. Woodward

/s/*Chalmers P. Wylie                       Trustee                                     November 3, 1997
--------------------------
Chalmers P. Wylie

*By /s/ Walter B. Grimm                                                                 November 3, 1997
   -----------------------
   Walter B. Grimm
   Attorney-In-Fact

                                 EXHIBIT INDEX


Exhibit No.                                 Description                                              Page
-----------                                 -----------                                              ----

   1(a)                                 Declaration of Trust dated as of
                                        April 25, 1988, was filed as Exhibit
                                        (1)(a) to Post-Effective Amendment No.
                                        34 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        April 25, 1996.


    (b)                                 Amendment of Article IV, Section 4.2 of
                                        Declaration of Trust adopted August 15,
                                        1989, was filed as Exhibit (1)(b) to
                                        Post-Effective Amendment No. 34 to
                                        Registrant's Registration Statement (No.
                                        33-21489) filed on April 25, 1996.


    (c)                                 Amendment of Article V, Section 5.3 of
                                        Declaration of Trust adopted October 23,
                                        1989, was filed as Exhibit (1)(c) to
                                        Post-Effective Amendment No. 34 to
                                        Registrant's Registration Statement (No.
                                        33-21489) filed on April 25, 1996.


    (d)                                 Amendment of Article IV, Section 4.2 of
                                        Declaration of Trust adopted July 23,
                                        1991, was filed as Exhibit (1)(d) to
                                        Post-Effective Amendment No. 34 to
                                        Registrant's Registration Statement (No.
                                        33-21489) filed on April 25, 1996.


    (e)                                 Amendment of Article  IV, Section  4.2
                                        of Declaration of Trust adopted
                                        August 13, 1992, was filed as Exhibit
                                        (1)(e) to Post-Effective Amendment No.
                                        34 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        April 25, 1996.


    (f)                                 Amendment of Article IV, Section 4.2 of
                                        Declaration of Trust as adopted
                                        October 28, 1992, was filed as Exhibit
                                        (1)(f) to Post-Effective Amendment No.
                                        34 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        April 25, 1996.

                                 EXHIBIT INDEX

Exhibit No.                                 Description                                           Page
-----------                                 -----------                                           ----

    (g)                                 Amendment of Article IV, Section 4.2 of
                                        Declaration of Trust as adopted
                                        February 18, 1994, was filed as Exhibit
                                        (1)(g) to Post-Effective Amendment No.
                                        34 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        April 25, 1996.

    (h)                                 Amendment of Article IV, Section 4.2 of
                                        Declaration of Trust as adopted May 16,
                                        1994, was filed as Exhibit (1)(h) to
                                        Post-Effective Amendment No. 34 to
                                        Registrant's Registration Statement (No.
                                        33-21489) filed on April 25, 1996.

    (i)                                 Amendment to Article IV, Section 4.2 of
                                        Declaration of Trust as adopted
                                        April 10, 1996, was filed as Exhibit
                                        (1)(i) to Post-Effective Amendment No.
                                        34 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        April 25, 1996.

    (j)                                 Amendment to Article IV, Section 4.2 of
                                        Declaration of Trust as adopted May 16,
                                        1996, was filed as Exhibit (1)(j) to
                                        Post-Effective Amendment No. 35 to
                                        Registrant's Registration Statement (No.
                                        33-21489) filed on June 6, 1996.

    (k)                                 Amendment to Article IV, Section 4.2 of
                                        Declaration of Trust as adopted
                                        August 15, 1996, was filed as Exhibit
                                        (1)(k) to Post-Effective Amendment No.
                                        36 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        August 16, 1996.

    (l)                                 Amendment to Article IV, Section 4.2 of
                                        Declaration of Trust as adopted
                                        September 27, 1996 was filed as Exhibit
                                        (1)(l) to Post-Effective Amendment No.
                                        38 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        November 15, 1996.

                                 EXHIBIT INDEX


Exhibit No.                                 Description                                           Page
-----------                                 -----------                                           ----

    (m)                                 Amendment to Article IV, Section 4.2 of
                                        Declaration of Trust as adopted as of
                                        January 14, 1997, was filed as Exhibit
                                        (l)(m) to Post-Effective Amendment No.
                                        39 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        March 18, 1997.

    (n)                                 Amendment to Article IV, Section 4.2 of
                                        Declaration of Trust as adopted as of
                                        October 20, 1997.

   2                                    By-Laws were filed as Exhibit (2) to
                                        Post-Effective Amendment No. 34 to
                                        Registrant's Registration Statement (No.
                                        33-21489) filed on April 25, 1996.

   5(a)                                 Proposed Investment Advisory Agreement
                                        dated as of January 1, 1998, between
                                        Registrant and National Bank of
                                        Commerce (with respect to the First
                                        Market Funds).

    (b)                                 Investment Advisory Agreement dated as
                                        of October 27, 1992, as proposed to be
                                        amended as of January 1, 1998, between
                                        Registrant and National Bank of
                                        Commerce (with respect to First Market
                                        Tennessee Municipal Obligations Fund.

    (c)                                 Proposed Sub-Investment Advisory
                                        Agreement dated as of January 1, 1998,
                                        between National Bank of Commerce and
                                        Morgan Stanley Asset Management, Inc.
                                        (with respect to First Market Money
                                        Market Fund and First Market Growth
                                        Fund).

    (d)                                 Proposed Sub-Investment Advisory
                                        Agreement dated as of January 1, 1998,
                                        between National Bank of Commerce and
                                        Miller Anderson & Sherrerd, LLP (with
                                        respect to First Market Value Equity
                                        Fund and First Market Fixed Income
                                        Fund).

                                EXHIBIT INDEX

Exhibit No.                                 Description                                           Page
-----------                                 -----------                                           ----


    (e)                                 Investment Advisory Agreement dated
                                        July 9, 1996, as amended as of June 30,
                                        1997, between Registrant and Martindale
                                        Andres & Company, Inc. (with respect to
                                        the KeyPremier Funds) was filed as
                                        Exhibit (5)(e) to Post-Effective
                                        Amendment No. 42 to Registrant's
                                        Registration Statement (No. 33-21489)
                                        filed on July 30, 1997.

    (f)                                 Investment Advisory Agreement dated
                                        August 20, 1996, between Registrant and
                                        1st Source Bank (with respect to 1st
                                        Source Monogram Funds) was filed as
                                        Exhibit (5)(f) to Post-Effective
                                        Amendment No. 37 to Registrant's
                                        Registration Statement (No. 33-21489)
                                        filed on October 21, 1996.

    (g)                                 Sub-Investment Advisory Agreement dated
                                        August 20, 1996, between 1st Source
                                        Bank and Miller Anderson & Sherrerd LLP
                                        (with respect to 1st Source Monogram
                                        Diversified Equity Fund) was filed as
                                        Exhibit (5)(g) to Post-Effective
                                        Amendment No. 37 to Registrant's
                                        Registration Statement (No. 33-21489)
                                        filed on October 21, 1996.

    (h)                                 Sub-Investment Advisory Agreement dated
                                        August 20, 1996, between 1st Source
                                        Bank and Loomis Sayles & Company, L.P.
                                        (with respect to 1st Source Monogram
                                        Diversified Equity Fund) was filed as
                                        Exhibit (5)(h) to Post-Effective
                                        Amendment No. 37 to Registrant's
                                        Registration Statement (No. 33-21489)
                                        filed on October 21, 1996.

    (i)                                 Sub-Investment Advisory Agreement dated
                                        August 20, 1996, between 1st Source
                                        Bank and Columbus Circle Investors
                                        (with respect to 1st Source Monogram
                                        Diversified Equity Fund) was filed as
                                        Exhibit (5)(i) to Post-Effective
                                        Amendment No. 37 to Registrant's
                                        Registration Statement (No. 33-21489)
                                        filed on October 21, 1996.

                                EXHIBIT INDEX


Exhibit No.                                 Description                                           Page
-----------                                 -----------                                           ----


   6(a)                                 Distribution Agreement dated October 1,
                                        1993, as amended as of June 3, 1994,
                                        between Registrant and The Winsbury
                                        Company Limited Partnership (with
                                        respect to the Riverside Capital Funds)
                                        was filed as Exhibit (6)(a) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

    (b)                                 Form of Selected Dealer Agreement was
                                        filed as Exhibit (6)(b) to
                                        Post-Effective Amendment No. 34 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on April 25, 1996.

    (c)                                 Distribution Agreement dated as of July
                                        9, 1996, as amended as of June 30,
                                        1997, between Registrant and BISYS Fund
                                        Services Limited Partnership (with
                                        respect to the KeyPremier Funds) was
                                        filed as Exhibit (6)(c) to Post-
                                        Effective Amendment No. 42 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on July 30, 1997.

    (d)                                 Form of Shareholder Services Agreement
                                        was filed as Exhibit (6)(d) to
                                        Post-Effective Amendment No. 34 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on April 25, 1996.

    (e)                                 Distribution Agreement dated as of
                                        August 20, 1996, between Registrant and
                                        BISYS Fund Services Limited Partnership
                                        (with respect to the 1st Source
                                        Monogram Funds) was filed as Exhibit
                                        (6)(e) to Post-Effective Amendment No.
                                        37 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        October 21, 1996.

   8(a)                                 Custodial Services Agreement dated as of
                                        March 1, 1995, between Registrant and
                                        National City Bank (with respect to the
                                        Riverside Capital Funds) was filed as
                                        Exhibit (8)(a) to Post-Effective
                                        Amendment No. 43 to Registrant's

                                EXHIBIT INDEX


Exhibit No.                                 Description                                           Page
-----------                                 -----------                                           ----


                                        Registration Statement (No. 33-21489)
                                        filed on October 31, 1997.

    (b) Custody Agreement dated July 9, 1996, as amended as of June 30, 1997, between Registrant and The Bank of New York
                                        (with respect to the KeyPremier Funds)
                                        was filed as Exhibit (8)(b) to Post-
                                        Effective Amendment No. 42 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on July 30, 1997.

    (c) Custody Agreement dated August 20, 1996, between Registrant and The Fifth Third
                                        Bank (with respect to the 1st Source
                                        Monogram Funds) was filed as Exhibit
                                        (8)(c) to Post-Effective Amendment No.
                                        37 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        October 21, 1996.

    (d)                                 Cash Management and Related Services
                                        Agreement dated September 24, 1996, as
                                        amended as of June 30, 1997, between
                                        Registrant and The Bank of New York
                                        (with respect to the KeyPremier Funds)
                                        was filed as Exhibit (8)(d) to Post-
                                        Effective Amendment No. 42 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on July 30, 1997.

   9(a)                                 Administration Agreement dated as of
                                        November 1, 1997, between Registrant
                                        and BISYS Fund Services Limited
                                        Partnership (with respect to the First
                                        Market Funds, f/k/a the Riverside
                                        Capital Funds) was filed as Exhibit
                                        (9)(a) to Post- Effective Amendment No.
                                        43 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        October 31, 1997.

    (b)                                 Amended Transfer Agency Agreement dated
                                        as of September 1, 1992, as amended as
                                        of May 1, 1994, between Registrant and
                                        BISYS Fund Services Ohio, Inc. (with
                                        respect to the First Market Funds,
                                        f/k/a the Riverside Capital Funds) was
                                        filed as Exhibit (9)(b) to Post-
                                        Effective Amendment No. 43 to
                                        Registrant's

                                EXHIBIT INDEX


Exhibit No.                                 Description                                           Page
-----------                                 -----------                                           ----


                                        Registration Statement (No. 33-21489)
                                        filed on October 31, 1997.


    (c)                                 Fund Accounting Agreement dated as of
                                        November 1, 1997, between Registrant
                                        and BISYS Fund Services, Inc. (with
                                        respect to the First Market Funds,
                                        f/k/a the Riverside Capital Funds) was
                                        filed as Exhibit (9)(c) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

    (d) Form of Administrative Services Plan was filed as Exhibit (9)(d) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

    (e)                                 Servicing Agreement to Administrative
                                        Services Plan dated as of October 19,
                                        1993, between Registrant and National
                                        Bank of Commerce (with respect to
                                        Riverside Capital Money Market Fund,
                                        Riverside Capital Equity Fund,
                                        Riverside Capital Fixed Income Fund and
                                        Riverside Capital Tennessee Municipal
                                        Obligations Fund) was filed as Exhibit
                                        (9)(e) to Post-Effective Amendment No.
                                        43 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        October 31, 1997.

    (f)                                 Omnibus Fee Agreement dated as of
                                        November 1, 1997, among Registrant,
                                        BISYS Fund Services Limited Partnership
                                        and BISYS Fund Services, Inc. (with
                                        respect to the First Market Funds,
                                        f/k/a the Riverside Capital Funds) was
                                        filed as Exhibit (9)(f) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

                                EXHIBIT INDEX

Exhibit No.                                 Description                                           Page
-----------                                 -----------                                           ----


    (g)                                 Servicing Agreement to Administrative
                                        Services Plan dated April 5, 1994,
                                        between Registrant and National Bank of
                                        Commerce (with respect to Riverside
                                        Capital Growth Fund) was filed as
                                        Exhibit (9)(g) to Post-Effective
                                        Amendment No. 43 to Registrant's
                                        Registration Statement (No. 33-21489)
                                        filed on October 31, 1997.


    (x)                                 Management and Administration Agreement
                                        dated July 9, 1996, as amended as of
                                        June 30, 1997, between Registrant and
                                        BISYS Fund Services Limited Partnership
                                        (with respect to the KeyPremier Funds)
                                        was filed as Exhibit (9)(x) to Post-
                                        Effective Amendment No. 42 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on July 30, 1997.

    (y)                                 Fund Accounting Agreement dated July 9,
                                        1996, as amended as of June 30, 1997,
                                        between Registrant and BISYS Fund
                                        Services, Inc. (with respect to the
                                        KeyPremier Funds) was filed as Exhibit
                                        (9)(y) to Post-Effective Amendment No.
                                        42 to Registrant's Registration
                                        Statement (No. 33-21489) filed on July
                                        30, 1997.

    (z)                                 Transfer Agency Agreement dated July 9,
                                        1996, as amended as of June 30, 1997,
                                        between Registrant and BISYS Fund
                                        Services, Inc. (with respect to the
                                        KeyPremier Funds) was filed as Exhibit
                                        (9)(z) to Post-Effective Amendment No.
                                        42 to Registrant's Registration
                                        Statement (No. 33-21489) filed on July
                                        30, 1997.

    (aa)                                Management and Administration Agreement
                                        dated August 20, 1996, between
                                        Registrant and BISYS Fund Services
                                        Limited Partnership (with respect to
                                        the 1st Source Funds) was filed as
                                        Exhibit (9)(aa) to Post-Effective
                                        Amendment No. 37 to Registrant's
                                        Registration Statement (No. 33-21489)
                                        filed on October 21, 1996.

                                EXHIBIT INDEX

Exhibit No.                                 Description                                           Page
-----------                                 -----------                                           ----



    (ab)                                Fund Accounting Agreement dated
                                        August 20, 1996, between Registrant and
                                        BISYS Fund Services, Inc. (with respect
                                        to the 1st Source Monogram Funds) was
                                        filed as Exhibit (9)(ab) to
                                        Post-Effective Amendment No. 37 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 21,
                                        1996.

    (ac)                                Transfer Agency Agreement dated
                                        August 20, 1996, between Registrant and
                                        BISYS Fund Services, Inc. (with respect
                                        to the 1st Source Monogram Funds) was
                                        filed as Exhibit (9)(ac) to
                                        Post-Effective Amendment No. 37 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 21,
                                        1996.

    (ad)                                Form of Servicing Agreement to
                                        Administrative Services Plan was filed
                                        as Exhibit (9)(ad) to Post-Effective
                                        Amendment No. 35 to Registrant's
                                        Registration Statement (No. 33-21489)
                                        filed on June 6, 1996.

  10(a)                                 Opinion of Counsel with respect to
                                        shares of the Riverside Capital Funds
                                        registered pursuant to Rule 24e-2 was
                                        filed as Exhibit (10)(a) to Post-
                                        Effective Amendment No. 41 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on May 21, 1997.
                                        Opinion of Counsel with respect to
                                        shares of KeyPremier U.S. Treasury
                                        Obligations Money Market Fund and
                                        KeyPremier Limited Duration Government
                                        Securities Fund was filed as Exhibit
                                        (10)(a) to Post-Effective Amendment No.
                                        40 to Registrant's Registration
                                        Statement (No. 33-21489) filed on April
                                        16, 1997. An Opinion of Counsel was
                                        filed by Notice on August 27, 1997,
                                        pursuant to Rule 24f-2 (with respect to
                                        Riverside Capital Money Market Fund,
                                        Riverside Capital Value Equity Fund,
                                        Riverside Capital Fixed Income Fund,
                                        Riverside Capital Tennessee Municipal
                                        Obligations Fund, Riverside Capital
                                        Growth Fund, KeyPremier Prime Money

                                EXHIBIT INDEX


Exhibit No.                                 Description                                           Page
-----------                                 -----------                                           ----


                                        Market Fund, KeyPremier Pennsylvania
                                        Municipal Bond Fund, KeyPremier
                                        Established Growth Fund, KeyPremier
                                        Intermediate Term Income Fund,
                                        KeyPremier Aggressive Growth Fund, 1st
                                        Source Monogram Diversified Equity
                                        Fund, 1st Source Monogram Income Equity
                                        Fund, 1st Source Monogram Special
                                        Equity Fund and 1st Source Monogram
                                        Income Fund).

    (b)                                 Opinion of Special Counsel with respect
                                        to the First Market Tennessee Municipal
                                        Obligations Fund, f/k/a Riverside
                                        Capital Tennessee Municipal Obligations
                                        Fund, was filed as Exhibit (10)(b) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

  11(a)                                 Consent of KPMG Peat Marwick LLP with
                                        respect to the Riverside Capital Funds.
                                        Consent of KPMG Peat Marwick with
                                        respect to the KeyPremier Funds was
                                        filed as Exhibit (11)(a) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

    (b)                                 Consent of Burch, Porter & Johnson PLLC
                                        was filed as Exhibit (11)(b) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

    (c)                                 Consent of Coopers & Lybrand L.L.P. was
                                        filed as Exhibit (11)(c) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

  13                                    Purchase Agreement dated as of July 19,
                                        1988, between Registrant and Winsbury
                                        Associates was filed as Exhibit (13) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

                                EXHIBIT INDEX


Exhibit No.                                 Description                                           Page
-----------                                 -----------                                           ----


  15(a)                                 Rule 12b-1 Plan (with respect to the
                                        First Market Funds, f/k/a Riverside
                                        Capital Funds) was filed as Exhibit
                                        (15)(a) to Post-Effective Amendment No.
                                        43 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        October 31, 1997.

    (c)                                 Rule 12b-1 Plan (with respect to the 1st
                                        Source Monogram Funds) was filed as
                                        Exhibit (15)(c) to Post-Effective
                                        Amendment No. 35 to Registrant's
                                        Registration Statement (No. 33-21489)
                                        filed on June 6, 1996.

    (d)                                 Rule 12b-1 Agreement dated October 1, 1993,
                                        between The Winsbury Company Limited
                                        Partnership and National Bank of
                                        Commerce (with respect to Riverside
                                        Capital Money Market Fund, Riverside
                                        Capital Equity Fund, Riverside Capital
                                        Fixed Income Fund and Riverside Capital
                                        Tennessee Municipal Obligations Fund)
                                        was filed as Exhibit (15)(d) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

    (e)                                 Rule 12b-1 Agreement dated October 19,
                                        1993, between The Winsbury Company
                                        Limited Partnership and Commerce
                                        Investment Corporation (with respect to
                                        Riverside Capital Money Market Fund,
                                        Riverside Capital Value Equity Fund,
                                        Riverside Capital Fixed Income Fund and
                                        Riverside Capital Tennessee Municipal
                                        Obligations Fund) was filed as Exhibit
                                        (15)(e) to Post-Effective Amendment No.
                                        43 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        October 31, 1997.

    (f)                                 Rule 12b-1 Agreement dated October 19,
                                        1993, between Registrant and The
                                        Winsbury Company Limited Partnership
                                        (with respect to Riverside Capital
                                        Money Market Fund, Riverside Capital
                                        Value Equity Fund, Riverside Capital
                                        Fixed Income Fund and Riverside Capital

                                EXHIBIT INDEX


Exhibit No.                                 Description                                           Page
-----------                                 -----------                                           ----

                                        Tennessee Municipal Obligations Fund)
                                        was filed as Exhibit (15)(f) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

    (g)                                 Rule 12b-1 Agreement dated as of April 5,
                                        1994, between The Winsbury Company
                                        Limited Partnership and Commerce
                                        Investment Corporation (with respect to
                                        Riverside Capital Low Duration
                                        Government Securities Fund and
                                        Riverside Capital Growth Fund) was
                                        filed as Exhibit (15)(g) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

    (h)                                 Rule 12b-1 Agreement dated as of April
                                        5, 1994, between Registrant and The
                                        Winsbury Company Limited Partnership
                                        (with respect to Riverside Capital Low
                                        Duration Government Securities Fund and
                                        Riverside Capital Growth Fund) was
                                        filed as Exhibit (15)(h) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

    (i)                                 Rule 12b-1 Agreement dated as of May 16,
                                        1994, between J.C. Bradford & Co. and
                                        The Winsbury Company Limited
                                        Partnership (with respect to the First
                                        Market Funds, f/k/a the Riverside
                                        Capital Funds) was filed as Exhibit
                                        (15)(i) to Post-Effective Amendment No.
                                        43 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        October 31, 1997.

    (j)                                 Rule 12b-1 Agreement dated as of May 16,
                                        1994, between Morgan, Keegan & Co. and
                                        The Winsbury Company Limited
                                        Partnership (with respect to the First
                                        Market Funds, f/k/a the Riverside
                                        Capital Funds) was filed as Exhibit
                                        (15)(j) to Post-Effective Amendment No.
                                        43 to Registrant's Registration
                                        Statement (No. 33-21489) filed on
                                        October 31, 1997.

                                EXHIBIT INDEX


Exhibit No.                                 Description                                           Page
-----------                                 -----------                                           ----


    (k)                                 Rule 12b-1 Agreement dated as of
                                        August 1, 1994, between J.J.B.
                                        Hilliard, W.L. Lyons, Inc. and The
                                        Winsbury Company Limited Partnership
                                        (with respect to the First Market
                                        Funds, f/k/a the Riverside Capital
                                        Funds) was filed as Exhibit (15)(k) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

    (l)                                 Rule 12b-1 Agreement dated as of
                                        August 31, 1994, between TrustMark
                                        Investments, Inc. and The Winsbury
                                        Company Limited Partnership Agreement
                                        (with respect to the First Market
                                        Funds, f/k/a the Riverside Capital
                                        Funds) was filed as Exhibit (15)(l) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

  16(a)                                 Computations of Performance Quotations
                                        for the Riverside Capital Funds were
                                        filed as Exhibit (16)(a) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

    (b)                                 Computations of Performance Quotations
                                        for the KeyPremier Funds were filed as
                                        Exhibit (16)(b) to Post-Effective
                                        Amendment No. 43 to Registrant's
                                        Registration Statement (No. 33-21489)
                                        filed on October 31, 1997.


    (c)                                 Computations of Performance Quotations
                                        for the 1st Source Monogram Funds were
                                        filed as Exhibit (16)(c) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.


  17                                    Financial Data Schedules for the
                                        Riverside Capital Funds. Financial Data
                                        Schedules for the KeyPremier Funds and
                                        the 1st Source Monogram Funds were
                                        filed as Exhibit (17) to Post-Effective
                                        Amendment No. 43 to Registrant's

                                EXHIBIT INDEX


Exhibit No.                                 Description                                           Page
-----------                                 -----------                                           ----

                                        Registration Statement (No. 33-21489)
                                        filed on October 31, 1997.


  18                                    None.


  19(a)                                 Powers of Attorney of Maurice G. Stark,
                                        Chalmers P. Wylie and Walter B. Grimm
                                        were filed as Exhibit (17) to
                                        Post-Effective Amendment No. 43 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 31,
                                        1997.

    (b)                                 Consent of Baker & Hostetler LLP

    (c)                                 Power of Attorney of Nancy E. Converse
                                        was filed as Exhibit (19)(c) to
                                        Post-Effective Amendment No. 36 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on August 16,
                                        1996.

    (d)                                 Power of Attorney of James H. Woodward
                                        was filed as Exhibit (19)(d) to
                                        Post-Effective Amendment No. 37 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on October 21,
                                        1996.

    (e)                                 Power of Attorney of Thresa Dewar was
                                        filed as Exhibit (19)(e) to Post-
                                        Effective Amendment No. 41 to
                                        Registrant's Registration Statement
                                        (No. 33-21489) filed on May 21, 1997.

     As filed with the Securities and Exchange Commission November 3, 1997


                                             1933 Act Registration No. 33-21489
                                                     1940 Act File No. 811-5545




                                  EXHIBITS TO




                                   FORM N-1A




         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ x ]


                     Post-Effective Amendment No. 44                   [ x ]

                                      and

               REGISTRATION STATEMENT UNDER THE INVESTMENT
                           COMPANY ACT OF 1940                         [ x ]

                             Amendment No. 46                          [ x ]



                               The Sessions Group
               (Exact Name of Registrant as Specified in Charter)


                               3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)


                         Registrant's Telephone Number:
                                 (800) 752-1823